CHELL GROUP CORPORATION
                        14 Meteor Drive, Toronto, Ontario
                                 Canada M9W 1A4

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March __, 2002

To the Shareholders of Chell Group Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of Chell Group Corporation, a New York corporation (the "Company"), will be held at 10:00 a.m., local time, on March __, 2002, at the offices of the Company, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4, for the following purposes:

      (A) To elect an eight member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;

      (B) To authorize the issuance of shares of the Company's Common Stock upon the conversion of notes issued pursuant to a private offering being conducted by the Company;

      (C) To authorize the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data and Logicorp Group and ratify the transaction contemplated by the Share Purchase Agreement;

      (D) To authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd.;

      (E) To authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P.;

      (F) To authorize the increase in the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000;

      (G) To ratify the Board of Directors' selection of Lazar Levine & Felix LLP as the auditors for the Company for the 2002 fiscal year; and

      (H) To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on February 6, 2002 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: March __, 2002                    By Order of the Board of Directors,
                                        Mark Truman, Secretary

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

      It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

                             CHELL GROUP CORPORATION
                                 14 Meteor Drive
                                Toronto, Ontario
                                 Canada M9W 1A4
                                 (416) 675-6666

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 March __, 2002
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Chell Group Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on March __, 2002, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such solicitation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

      All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated. In instances where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In instances where no specifications are made, the shares represented will be voted (A) FOR electing an eight member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified; (B) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of notes issued pursuant to a private offering conducted by the Company pursuant to the Private Placement Memorandum dated December 1, 2001; (C) FOR the authorization of the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data Systems Ltd. and Logicorp Service Group Ltd. and the ratification of the transaction contemplated by the Share Purchase Agreement; (D) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd.; (E) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to the Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P; (F) FOR the authorization to increase the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000 and (G) FOR the ratification of the Board of Directors' selection of Lazar Levine & Felix, LLP, as the auditors for the Company for the 2002 fiscal year.

      Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (A) providing written notice to the Secretary of the Company at the Company's headquarters, which notice is delivered prior to the commencement of the Annual Meeting, (B) providing a signed proxy bearing a later date, or (C) appearing in person and voting at the Annual Meeting.

      A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended August 31, 2001 (the "2001 Fiscal Year"), including financial statements, is being mailed concurrently herewith (on or about March __, 2002) to all shareholders of record at the close of business on February 6, 2002 and is incorporated by reference herein.

                                VOTING SECURITIES

            Only shareholders of record at the close of business on February 6, 2002 are entitled to vote at the Annual Meeting. The total number of shares of common stock, par value US$0.0467 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 9,491,787 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. In addition, after February 6, 2002, the Company issued 454,545 shares of non-voting Preferred Stock, par value $.01 per share (the "Preferred Stock"), to The Shaar Fund Ltd. (389,610 shares) and to Triton Private Equities Fund L.P. (64,935 shares). In accordance with the terms of the Certificate of Designation by which the Preferred Stock was authorized, holders of Preferred Stock are not entitled to vote at the Annual Meeting. The holders of a majority of the outstanding votes (i.e., 4,745,894 votes) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with the Company's Certificate of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of the votes cast and the ratification of the following transactions shall be by a majority of the votes cast: (A) to authorize the issuance of shares of the Company's Common Stock upon the conversion of notes issued pursuant to a private offering conducted by the Company; (B) to authorize the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data, Logicorp Group and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data and Logicorp Group and ratify the transaction contemplated by the Share Purchase Agreement; (C) to authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd.; (D) to authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P.; (E) to authorize the increase in the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000; and (F) to ratify the Board of Directors' selection of Lazar Levine & Felix, LLP, as the auditors for the Company for the 2002 fiscal year.

Shares Held By Directors and Named Executive Officers

      Set forth in the table below is information concerning the ownership, as of the close of business on February 6, 2002, of the Common Stock by the Company's directors and Named Executive Officers*, all directors and present executive officers as a group and each person who is known to the Company to be the beneficial owner of more than five (5%) percent of the Common Stock.

                                                   Amount and Nature of     Percent of
Name and Address(1)                                Beneficial Ownership      Class (2)
-------------------                                --------------------      ---------
Chell.com Ltd. (3)(4)(11) ........................            5,325,048          56.1%
Canadian Imperial Bank of Commerce ...............              599,653           6.3%
Cameron Chell (Director, President
and Chief Executive Officer)(4)(5)(11) ...........            5,327,648          56.1%
Canadian Advantage Limited Partnership II ........              451,868           4.7%
Gordon Herman (Director)(6) ......................              332,236           3.5%
David Bolink (Director)(7) .......................              311,411           3.3%
Don Pagnutti (Director, Vice-President-Finance,
and Chief Financial Officer)(8) ..................              187,500             0%
Adrian Towning (Director)(9) .....................              150,000             0%
Robert Stone (Director)(10) ......................              150,000             0%
Shelly Singhal (Director) ........................                    0             0%
Michael Rice (Director)(11) ......................                    0             0%
All directors and executive officers as a group
    (8 persons)(12) ..............................            5,815,148          58.2%

================================================================================

(1) Unless otherwise stated, the address of the directors and executive officers of the corporation is c/o Chell Group Corporation, 14 Meteor Drive, Toronto, Ontario, Canada M9W 1A4.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date upon which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options,

----------
* The term "Named Executive Officers" includes all persons who served as Chief Executive Officer of the Company at any time during the Company's fiscal year ended August 31, 2001 (the "2001 Fiscal Year") and the four highest paid individuals whose total compensation exceeded $100,000 for the 2001 Fiscal Year and who were serving as executive officers of the Company at the end of the 2001 Fiscal Year.

warrants and convertible securities which are held by such person (but not those held by any other person) and which are exercisable within such 60-day period, have been exercised.

(3) Cameron Chell is the sole director and shareholder of Chell.com Ltd.

(4) Does not reflect the sale of 277,777 shares of the Company's Common Stock from Chell.com Ltd. to a third party after the record date of February 6, 2002.

(5) Includes 5,325,048 Common Shares held by Chell.com Ltd.

(6) Represents the vested portion of an option in Chell.com Ltd. held by Mr. Herman, for the purchase of our shares which are owned by Chell.com Ltd.

(7) Represents the vested portion of an option in Chell.com Ltd. held by Mr. Bolink, for the purchase of our shares which are owned by Chell.com Ltd.

(8) Represents options, which have vested and are available for exercise.

(9) Represents options, which have vested and are available for exercise.

(10) Represents options, which have vested and are available for exercise.

(11) This does not reflect the purchase by Michael Rice of 1,300,000 shares of the Company's Common Stock from Chell.com Ltd., after the record date of February 6, 2002.

(12) This percentage of stock ownership by directors and executive officers was calculated as a percentage of our total outstanding common stock, which was 9,491,787 on February 6, 2002, and the applicable outstanding options held by certain Officers and Directors in the aggregate of 487,500.

Voting by Directors and Executive Officers

      It is anticipated that the directors and the Named Executive Officers of the Company will vote (A) FOR electing an eight member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified; (B) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of notes issued pursuant to a private offering conducted by the Company pursuant to the Private Placement Memorandum dated December 1, 2001; (C) FOR the authorization of the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data Systems Ltd. and Logicorp Service Group Ltd and the ratification of the transaction contemplated by the Share Purchase Agreement.; (D) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd.; (E) FOR the authorization of the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to the Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P; (F) FOR the authorization to increase the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000 and
(G) FOR the ratification of the Board of Directors' selection of Lazar Levine & Felix, LLP, as the auditors for the Company for the 2002 fiscal year. Such directors and executive officers, and their affiliates, hold 56.1% of the votes entitled to be cast at the Annual Meeting.

      Pursuant to a Voting Agreement by and between Cameron Chell, the Company's President and Chief Executive Officer, and Joseph Gunnar & Co., LLC, Mr. Chell has agreed to vote all of his shares of Common Stock in favor of the authorization of the issuance of the shares of Common Stock to be issued by the Company upon conversion of the notes that have been issued pursuant to the private offering being conducted by the Company and upon consummation of two of the three acquisitions described in the Private Offering section of this Proxy Statement.

ELECTION OF DIRECTORS

      The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders and until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee that the present Board of Directors may recommend.

                                                                        Director
Name                Age     Principal Positions with the Company        Since
----                ---     ------------------------------------        --------

Cameron Chell       33       Director, Chairman, President and          2000
                             Chief Executive Officer
Don Pagnutti        51       Director, Vice President-Finance,          2000
                             Chief Financial Officer
Adrian P. Towning   57       Director                                   1994
David Bolink        33       Director                                   2000
Gordon Herman       43       Director                                   2000
Robert Stone        58       Director                                   2000
Shelley Singhal     34       Director                                   2001
Michael J. Rice     35       Director                                   2001

      Cameron Chell is the Chairman of the Board, President and Chief Executive Officer of the Company and is the Chairman and Chief Executive Officer of Chell.com Ltd. Mr. Chell was a founder of the ASP Consortium and FutureLink Corp. ("FutureLink). He served as FutureLink's President, CEO and Chairman from 1997 to 1999. On August 14, 2001, FutureLink filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York, seeking reorganization under Chapter 11. Mr. Chell is also a Director and Shareholder of VC Advantage Limited, the general partner of VC Advantage Fund Limited Partnership. Previously, Mr. Chell worked in corporate finance in the private sector. Mr. Chell worked as a stockbroker at McDermid St. Lawrence Securities Ltd. from 1994 to 1997. On November 6, 1998, Mr. Chell entered into a Settlement Agreement with the Alberta Stock Exchange to resolve a pending investigation into alleged breaches by Mr. Chell of Alberta Stock Exchange rules and bylaws. As part of the Settlement Agreement, (i) Mr. Chell acknowledged that he had breached certain duties of supervision, disclosure, or compliance in connection with various offers and sales of securities and (ii) Mr. Chell was prohibited from receiving Alberta Stock

Exchange approval for a five year period, subjected to a CDN$25,000 fine and a three year period of enhanced supervision.

      Don Pagnutti was appointed the Vice President-Finance of the Company on September 19, 2000. Mr. Pagnutti has been the Chief Financial Officer of the Company since September 1998, and was the Executive Vice President and Chief Operating Officer from September 1997 to September 2000. From 1996 to 1997, he worked for Sullivan Entertainment Inc., as Executive Vice President and Chief Financial Officer. From 1980 to 1996, he worked for Telemedia Communications Ltd., a large Canadian media company as Vice President, Radio. Mr. Pagnutti is a Chartered Accountant and has a Masters Degree in Business Administration and a Bachelor of Commerce Degree from the University of Toronto.

      David Bolink is currently the Chief Operating Officer of Aurenya, a 3D animation company, specializing in long feature productions and special effects. From March 2001 until January 2002, Mr. Bolink was the Vice President of Business Development for Engyro, a web-services software solution that specializes in software license reporting and contract reconciliation. From September 19, 2000 to January 19, 2001 Mr. Bolink was a Managing Director of Chell Merchant Capital Group and served as Chell.com. Ltd.'s first President from December 1999 to July 2000. Mr. Bolink served as Director of Business Management of FutureLink Distribution Corp., an application service provider and a provider of server-based computing services, from May 1998 to December 1999. Mr. Bolink also served as Business Manager of Edmonton Society for Christian Education from May 1996 to May 1998. From February 1989 to May 1996, Mr. Bolink served as Asset Manager of Wilson Holdings, a property and financial management company.

      Gordon Herman was a Senior Managing Director of Chell Merchant Capital Group from September 19, 2000 to January 19, 2001. Mr. Herman is currently the Chairman/President of Madison Companies Ltd., a company listed on the Canadian Venture Exchange Inc., which focuses on acquiring small to medium sized facilities management companies since 1997. From 1992 to 1998, Mr. Herman was the President/owner of Harding Hall & Graburne Insurance Inc., a property and casualty insurance broker. From 1996 to 1998, Mr. Herman was the Vice President, Western Canada - Acquisitions, at Equisure Financial Network, an insurance broker network trading on the Toronto Stock Exchange. From 1988 to 1992, Mr. Herman was the President of General Electric Capital Canada Leasing Inc., Canadian Operations (Canadian Subsidiary of General Electric).

      Adrian Towning is a private, independent investor in several companies involved in the communications industry. As a result of his investments, he has served as a director of some of these companies, including Medical Communications Corporation ("MCC") from 1994 to July 1996. On May 14, 1996, MCC filed a petition under Chapter 7 of the United States Bankruptcy Code and the Bankruptcy Court appointed a Trustee of MCC on July 11, 1996. On July 16, 1996, MCC was dissolved. From 1983 to 1989, he established and managed Anglo-Massachusetts Investments Incorporated, with offices in Boston and London, which was involved in providing financial advice to Europeans.

      Robert Stone is Chairman and a Director of Golden Star Resoures Ltd., a company Listed on the Toronto Stock Exchange under the trading symbol "GSC" and listed on the OTCBB under the trading symbol "GSRSF" and is Deputy Chairman and a Director of Mainsborne Communications International Inc. Mr. Stone has previously serviced as a Director of a number of other public companies. Mr. Stone is a chartered accountant. For many years he served as Vice President Finance and CFO and as a Director of Cominco Ltd. Robert Stone graduated with the degree of Bachelor of Science from the University of Toronto in 1964.

      Shelley Singhal is currently Managing Director of Technology Investment Banking for SBI E2-Capital (USA) Inc. Previously he was Managing Director of Technology Investment Banking for BlueStone Capital Securities, Inc. and Managing Director of Corporate Finance at Roth Capital Partners where he was head of the E-Commerce Group and Manager of the Roth Capital Partners Bridge Fund.

      Michael J. Rice is the Executive Director of the Retail Branch System within Prudential Securities' Private Client Group. Serving in this position since November 2000. In his current role, Mr. Rice also sits on several of Prudential Securities' Leadership and Business Review Committees that include the New Product Group, Investments, Investment Management, and Public Finance. Mr. Rice joined Prudential Securities in October 1997 as Senior Vice President and Director of Strategic Business Initiatives. Prior to joining Prudential Securities, Mr. Rice was a Vice President and Branch Manager for Smith Barney in New York City. He is an Advisory Board member of NYC2012, the nonprofit group leading the initiative to bring the 2012 Olympic Games to New York City. He is also a member of the Financial Management Division of the Securities Industry Association. Mr. Rice holds an undergraduate degree from Georgetown University and an M.B.A. from The Wharton School at The University of Pennsylvania.

Board Committees and Attendance Records

      The Company's Audit and Compensation Committee currently consists of Messrs. Adrian Towning and Robert Stone. Neither Mr. Towning nor Mr. Stone is an officer or employee of the Company and neither has served in such capacities with the Company in the past.

      During the 2001 Fiscal Year, there were fourteen (14) formal meetings of the Board of Directors of the Company. The following chart outlines the directors of the Company during the 2001 fiscal year, how many of the formal meetings they were eligible to attend, and how many they attended.

----------------------------------------------
Board Member            Eligible      Attended
                        Meetings
----------------------------------------------
Cameron Chell              14            14
----------------------------------------------
Don Pagnutti               14            14
----------------------------------------------
David Bolink               14            11
----------------------------------------------
Adrian Towning             14            12
----------------------------------------------
Gordon Herman              14            12
----------------------------------------------
Robert Stone               14            14
----------------------------------------------
Shelley Singhal            1             1
----------------------------------------------
Michael J. Rice            N/A(2)        N/A
----------------------------------------------

----------
(2) Became a director of the Company after the end of the fiscal year ended August 31, 2001.

Audit Committee Report

      The Board of Directors maintains an Audit Committee comprised of two of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") which governs audit committee composition, Rule 310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

      In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to our proxy statement for our annual shareholder's meeting in 2001), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities with respect to the audit process, the Audit Committee:

      (1) reviewed and discussed the audited financial statements with management;

      (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

      (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001, as filed with the Securities and Exchange Commission.

Compensation Committee Report

      Proxy disclosure rules require the Company to report certain relationships involving the Company in which members of the Compensation Committee have a direct or indirect material interest. Also required is disclosure of interlocking relationships among Compensation Committee members and those executive officers of the Company, if any, who also serve as members of Compensation Committees or executive officers at other companies. The purpose of these requirements is to allow shareholders to assess the independence of the Company's Compensation Committee members in making executive compensation decisions and recommendations.

Formation

      The Company's Compensation Committee was formed on September 8, 2000 and its mandate is to assist the Board in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the employees of the Company, including: (i) the review and approval of the Company's compensation philosophy; (ii) the review and approval of compensation programs, plans and awards; and

(iii) administration of the Company's short and long-term incentive plans and other stock or stock-based plans, and; (iv) to issue an annual report on executive compensation.

Insider Participation and Interlocks

      Although the Company has had transactions with companies and firms with which certain members of the Compensation Committee are, or at some point during fiscal year 2001 were, affiliated as an officer and/or director, there are no such relationships in which members of the Committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the Compensation Committee.

Director and Executive Compensation

      Existing executive compensation agreements were entered into prior to the formation of the Compensation Committee. For information with respect to these agreements, please see "Employment Contracts with Named Executive Officers".

      On December 11, 2000, the Board of Directors ratified the Compensation Committee's proposed compensation plan for outside directors. Please see "Directors Remuneration".

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                   THE ABOVE-LISTED SLATE OF DIRECTOR-NOMINEES

       THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON
        STOCK UPON THE CONVERSION OF THE 8% CONVERTIBLE NOTES WHICH WERE
                         ISSUED IN THE PRIVATE OFFERING

      Pursuant to a Private Placement Memorandum, dated December 1, 2001, the Company is conducting an offering (the "Offering"), consisting of eight (8%) percent promissory notes which are convertible into shares of common stock. The notes are convertible into common stock at a per share price of 50% of the average closing bid prices for the ten trading days prior to conversion or $0.50, whichever is greater, but not to exceed $2.50. The Notes including accrued interest will be converted into Shares of the Company's common stock if prior to their maturity, there are closings of the acquisition of two or more of the following companies: (A) Wareforce.com, Inc. ("Wareforce") (B) Stardrive Solutions, Inc. ("Stardrive") or (C) Logicorp Data Systems Ltd. and Logicorp Service Group Ltd. ("Logicorp"), and the authorization of the issuance of common stock pursuant to the Offering and with respect to the Acquisitions, and an increase in the authorized common stock to 75,000,000 shares by the Company's shareholders. Each $100,000.00 principal amount of notes would then convert into 200,000 shares of common stock based upon a $0.50 conversion price or 117,647 shares of common stock based upon the Company's share price of $1.90 as of February 19, 2002, and any accrued interest would then convert into additional shares. The Notes are due and payable within 180 days after the initial Closing of the Offering, which was on February 12, 2002.

      The Company is planning three acquisitions that it will finance using the proceeds which will be obtained from the Offering. The acquisitions are of the following companies: Logicorp, Stardrive and Wareforce (the "Acquisitions"). The Acquisitions are partially conditioned upon funds being raised through the Offering. The net proceeds from this offering will also be used for debt repayment, a merger fee to the placement agent of the Offering, and for working capital and expenses.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF 8%
      CONVERTIBLE NOTES THAT WERE ISSUED IN THE COMPANY'S PRIVATE OFFERING

      THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON
         STOCK PURSUANT TO THE SHARE PURCHASE AGREEMENT BY AND AMONG THE COMPANY, CHELL MERCHANT CAPITAL GROUP, INC., LOGICORP DATA SYSTEMS LTD.,
                              AND LOGICORP SERVICE
                                   GROUP LTD.

Chell Merchant Capital Group, Inc. ("CMCG"), a wholly owned subsidiary of the Company, has entered into a Share Purchase Agreement with Logicorp Data Systems Ltd. ("Logicorp Data") Logicorp Service Group ("Logicorp Group") and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data and Logicorp Group , together with 123557 ALBERTA LTD. and 591360 ALBERTA LTD., which own 1/3 of the shares of Logicorp Data and Logicorp Group, respectively, a copy of which, without schedules thereto, is attached hereto as Exhibit "A" (the "Logicorp Agreement")(3). Pursuant to the Logicorp Agreement, the Company will purchase all of the issued and outstanding shares of Logicorp Data and Logicorp Group from the individuals and entities which own said shares (the "Sellers").

      Logicorp Data is a corporation incorporated under the laws of the province of Alberta, Canada and is a Western Canadian Network Infrastructure Provider which specializes in server based computing, network design and delivery, network administration and support, procurement services, Hardware Support Services, and Storage Area Network Solutions. Logicorp Data's primary focus is high-performance computer systems for the corporate market. Logicorp currently has 113 employees. The Company entered into the Logicorp Agreement in accordance with its strategy to acquire and grow undervalued technology companies. The address of Logicorp Data and Logicorp Service is 8215 112 St., S.W., Suite 1500, Edmonton, Alberta, Canada.

      Pursuant to the Logicorp Agreement, the total purchase price payable by CMCG to the Sellers shall be a maximum of Cdn$8,199,668.00, subject to adjustments which are set forth in the Agreement. CMCG is purchasing all of the issued and outstanding shares of Logicorp Data and Logicorp Service, 123557 ALBERTA LTD. and 591360 ALBERTA LTD's shares from the individuals and entities which own said shares. 46% of the purchase price will be payable in cash and promissory notes, and 54% of the purchase price will be payable in the Company's common stock. On the day following the first advance of funds to or on behalf of the Company with respect to a financing by way of an issue of notes through the Offering, and the Sellers having provided the CMCG's counsel with particulars of all legal proceedings and material contracts, the CMCG paid a non-refundable Deposit of $100,000.00 to the Sellers' counsel. The balance of the purchase price is payable to the Sellers as follows:

      (A) payment of the sum of Cdn $1,400,000 by certified check or bank draft on the day following the first advance of funds to or on behalf of the Company in connection with the Offering to the Seller's counsel in trust to be delivered to the Sellers at the closing or returned to the Company if

----------
(3) A copy of the Logicorp Agreement, with applicable schedules, was filed on January 22, 2002 with the Securities and Exchange Commission on Form 8-KA the closing of the transaction (the "Closing") does not occur for any reason. All interest accruing after the effective date shall accrue to the Sellers;

      (B) at the Closing, by delivery to the Sellers of an interest-free promissory note from the Buyer in the aggregate amount of Cdn $1,800,000 payable within 6 months after the effective date, provided however, that at any time prior to the expiration of such 6 month period, but in any event prior to payment of the aforesaid Cdn $1,800,000, the CMCG may elect to adjust the purchase price by substituting for the Cdn $1,800,000 promissory note an interest-free promissory note from the CMCG payable to the Sellers in the amount of Cdn $2,040,000, one half of which shall be due six months after the effective date and the balance of which shall be due one year after the effective date, and upon delivery of the substitute promissory note for Cdn $2,040,000 payable to the Sellers or to the Sellers' counsel, the $1,800,000 promissory note shall be returned to CMCG or to CMCG's counsel and cancelled;

      (C) at the time of the Closing, the delivery to the Sellers of an interest free promissory note from the CMCG in the aggregate amount of Cdn$500,000 payable after fifteen months after the effective date; in addition, CMCG covenants to pay to the Sellers within the aforesaid 15 month period, the amount by which the Earnings Before Taxes, Depreciation and Amortization ("EBITDA") of Logicorp exceeds the amount of Cdn$1,000,000 for the first 12 months after the effective date; and

      (D) at the time of the Closing, the delivery of 5,355,000 exchangeable shares of CMCG to the Sellers together with a Registration Rights Agreement by and between the Company and the holders of all of the issued and outstanding shares of Logicorp Data and Logicorp Group requiring the Company to file a registration statement for 2,677,500 shares of its common stock within 6 months after the effective date and for a further 2,677,500 shares of its common stock within 1 year after the effective date. The exchangeable shares are exchangeable on a one-for-one basis for shares of the Company's Common Stock at any time after the filing of a registration statement with the SEC pursuant to the Registration Rights Agreement. Except with respect to the adjustment in paragraph "C" above where the value of the common stock will be calculated as set forth in paragraph "C" above, for the purposes of calculating the purchase price, the parties hereto have agreed that the value of the exchangeable shares of CMCG is US$0.52 per share and that the currency exchange rate to Canadian dollars shall be Cdn$1.58 per US dollar notwithstanding any fluctuation in the market price of the Company's common stock or fluctuations in the currency exchange ratio, there shall not be any adjustment in the number of shares deliverable.

      The purchase price shall be adjusted downward by 3 times the amount, if any, that the EBITDA for the first full 12 months after the effective date is less than Cdn$1,000,000 to a maximum downward adjustment of Cdn$3,000,000. The adjustment will be made, at the option of the Sellers, by reduction of any consideration remaining unpaid, by reducing the balance owing in respect of any Promissory Note payable by CMCG and the Company to the Sellers and canceling such Promissory Note if fully paid, by payment of cash to CMCG, or by returning to CMCG any share consideration equivalent in dollar terms calculated by using the share price of US$1.00 per share with a currency exchange rate of Cdn$1.58 per US dollar.

      This transaction is subject to the approval by a majority of votes cast at this Annual Meeting of Shareholders.

      Selected financial data of the Company and Logicorp is attached hereto as Exhibit "B".

      The Logicorp audited statements of profit and loss for the fiscal years ended June 30, 2001 and 2000, and balance sheets as of June 30, 2001 and 2000 are attached hereto as Exhibit "C".

      Pro forma financial data showing the pro forma effect of the transaction is attached hereto as Exhibit "D.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE SHARE
      PURCHASE AGREEMENT BY AND AMONG THE COMPANY, CHELL MERCHANT CAPITAL GROUP, INC., LOGICORP DATA SYSTEMS LTD., AND LOGICORP SERVICE GROUP LTD.

       RATIFICATION OF THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF SHARES OF THE COMPANY'S PREFERRED STOCK ISSUED PURSUANT TO THE SECURITIES EXCHANGE AGREEMENT
               BY AND BETWEEN THE COMPANY AND THE SHAAR FUND LTD.

      The Company entered into a Securities Exchange Agreement with The Shaar Fund Ltd ("Shaar"). Pursuant to the Securities Exchange Agreement, the Company and Shaar have exchanged 389,610 shares of Series A 6% Convertible Preferred Stock of Wareforce, Inc., par value $0.01 per share (the "Wareforce Preferred Stock") for 389,610 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (collectively, the "Preferred Shares") having the designations, preferences and rights set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended. Shaar has invested an aggregate of $660,000 in the Offering

      Wareforce.com, Inc. provides computer-related technical services, support, hardware and software that clients need to design, develop, manage and maintain their data processing and information systems. The Company believes that its approach to the market for information technology is to be a diversified information technology organization and develop a complete single-source solution for all information technology requirements. Wareforce.com Inc.'s address is 2361 Rosecrans Ave., Suite 155, El Segundo, CA 90245.

      The terms of the Wareforce Series A Convertible Preferred Stock are set forth in the Certificate of Designation which is attached to Wareforce's filings with the SEC.

      The Company's Series B Convertible Preferred Stock may be converted into common stock as follows: at the option of the Holder, the shares of Series B Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at any time and from time to time at a Conversion Price per share of common stock equal to $1.00 (subject to adjustment for any stock split or stock combination to occur after February 11, 2002) (the "Conversion Price"). The number of shares of common stock issuable upon conversion of Series B Preferred Stock shall be (i) the number of shares of Series B Preferred Stock to be converted, multiplied by
(ii) the Stated Value(4) and divided by (iii) the applicable Conversion
Price(5).

      Within two Business Days of the occurrence of a Valuation Event(6), the Corporation shall send notice thereof to each Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event

----------
(4) The Stated Value is $10.00 per share.
(5) Conversion Price means on any date of determination the applicable price for the conversion of shares of Series B Preferred Stock into Common Shares.
(6) A Valuation Event shall mean an event in which the Corporation takes any of the following actions:

occurs during any Valuation Period7, the Holder may convert some or all of its Series B Preferred Stock, at its sole option, at a Conversion Price equal to the Current Market Price on any Trading Day during the Valuation Period.

      For further details concerning conversion terms of the Company's Series B Preferred Stock, please see the Certificate of Designation of Series B Convertible Preferred Stock of the Company, which is attached to this document as Exhibit "E".

      The Company is contemplating entering into a merger agreement with Wareforce. The Company entered into a non-binding expression of interest, dated October 25, 2001, concerning this proposed merger. The terms of the merger have yet to be finalized.

      Wareforce.com's Form 10K filing with the Securities and Exchange Commission for the fiscal year ending December 31, 2000 is incorporated by reference herein.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK UPON THE CONVERSION OF SHARES OF THE COMPANY'S PREFERRED STOCK ISSUED PURSUANT TO THE SECURITIES
     EXCHANGE AGREEMENT BY AND BETWEEN THE COMPANY AND THE SHAAR FUND LTD.

      RATIFICATION OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK
        PURSUANT TO THE SECURITIES EXCHANGE AGREEMENT BETWEEN THE COMPANY
                     AND TRITON PRIVATE EQUITIES FUND, L.P.

      Triton Private Equities Fund, L.P. ("Triton") was the beneficial owner of 64,395 shares of Series "A" 6% Convertible Preferred Stock of Wareforce.com, Inc., a Nevada corporation (the "Wareforce Preferred Stock"), par value $0.001 per share. Pursuant to a Securities Exchange Agreement (the "Triton Securities Exchange Agreement"), Triton exchanged the Wareforce Preferred Stock for shares of Series B preferred stock of the Company upon the terms and conditions set forth in the Triton Securities Exchange Agreement. Triton has invested an aggregate of $140,000 in the Offering. As set forth in the section of this Proxy Statement which discusses the Shaar Fund Securities Exchange Agreement, the Company is contemplating entering into a Merger Agreement with Wareforce.

      Pursuant to the Securities Exchange Agreement, the Company and Triton have agreed to exchange all of the Wareforce Preferred Stock owned by Triton for 64,935 shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (collectively, the "Preferred Shares") having the designations, preferences and rights set forth in the Company's Certificate of Designation of Series B Convertible Preferred Stock, in a transaction exempt from the registration and prospectus delivery

--------------------------------------------------------------------------------
      (a) subdivides or combines its Capital Shares; and
      (b) makes any distribution on its Capital Shares without reasonable consideration.
(7) A Valuation Period shall mean the period of ten (10) trading days immediately preceding the Conversion Date; provided, however, that if a Valuation Event occurs during a Valuation Period on a date less than five (5) trading days before the Conversion Date, then the Valuation Period shall be extended until the date five (5) trading days after the occurrence of the Valuation Event.

requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Company and Triton have agreed to this share exchange upon substantially the same terms and conditions as set forth in the above discussion of the share exchange between the Company and The Sharr Fund.

      Pursuant to the Shaar Securities Exchange Agreement and the Triton Securities Exchange Agreement, the Company has acquired all of the issued and outstanding shares of Wareforce preferred stock.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE
        ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE
      SECURITIES EXCHANGE AGREEMENT BY AND BETWEEN THE COMPANY AND TRITON
                          PRIVATE EQUITIES FUND, L.P.

           RATIFICATION OF A PROPOSAL TO INCREASE THE NUMBER OF COMMON
                  SHARES AUTHORIZED FOR ISSUANCE BY THE COMPANY
                         FROM 50,000,000 TO 75,000,0000

      The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the authorized capital stock of the Company by increasing the number of authorized shares of Common Stock from 50,000,000 to 75,000,000 shares.

      The Company is presently authorized to issue 50,000,000 shares of Common Stock, par value as $.0467 per share, and 1,500,000 shares of Preferred Stock, par value US$.01 per share. As of February 26, 2002, there were 9,555,537 shares of Common Stock issued and outstanding. As of February 26, 2002, an aggregate of 41,201,644 shares of common stock had been reserved for issuance as follows: (i) an aggregate of 1,000,000 shares of common stock issuable upon conversion of the Canadian Advantage Partnership II Convertible Debenture, (ii) an aggregate of 150,000 shares of common stock issuable in connection with outstanding warrants to purchase shares of common stock, (iii) an aggregate of approximately 1,911,107 shares of common stock issuable in connection with options granted or to be granted under the Chell Group Corporation Stock Option Plan, (iv) 4,650,000 shares of Common Stock issuable pursuant to the Shaar Fund Securities Exchange Agreement and the Triton Securities Exchange Agreement (v) 16,000,000 shares of Common Stock issuable pursuant to the Offering being conducted by the Company (vi) 2,500,000 shares of Common Stock issuable pursuant to the Stardrive transaction, and (vii) 5,355,000 shares of Common Stock issuable pursuant to the Logicorp transaction. Therefore, as of February 26, 2002, approximately 8,798,356 unreserved shares of our common stock were available for issuance.

      The additional 25,000,000 shares of Common Stock to be authorized would provide needed flexibility for the Company's financial and capital requirements and requirements in connection with the transactions discussed in this Proxy Statement so that proper advantage could be taken of favorable market conditions and possible business acquisitions. Additional shares of Common Stock would also be available to the Company for stock dividends or splits should the Board of Directors decide that it would be desirable, in view of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the shares of the Company's Common Stock. The additional shares would be available for issuance for these and other purposes, subject to the laws of the State of New York and Nasdaq rules, at the discretion of the Company's Board of Directors without, in most cases, the delays and expenses attendant to obtain further shareholder approval.

          THE BOARD RECOMMENDS A VOTE FOR THE INCREASE IN THE NUMBER OF
              COMMON SHARES AUTHORIZED FOR ISSUANCE BY THE COMPANY
                         FROM 50,000,000 TO 75,000,0000

          RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

      Subject to shareholder ratification, the Board has selected Lazar Levine & Felix LLP as independent auditors for the fiscal year ending August 31, 2002, and until its successor is selected. Lazar Levine & Felix LLP has audited the Company's financial statements for the Company's fiscal years ended August 31, 2001 and August 31, 2000. No representative of Lazar Levine & Felix LLP is expected to be present at the Annual Meeting, and accordingly it will not have an opportunity to make a statement or be available to answer questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                  THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

MANAGEMENT REMUNERATION

General

      The Company compensates its employees and directors in Canadian dollars ("Cdn$"). For information concerning the applicable exchange rates, see "Exchange Rates."

Summary Compensation Table

      The following table sets forth information with respect to the compensation paid or accrued by the Company during the two years ended August 31, 2001 to the Company's Named Executive Officer.

                                                                       Long-term
                                 Annual Compensation                 Compensation
                                 ============================================================================
                                    Other Annual                          Securities Under       All Other
Name and Principal                  Salary(1)               Bonus         Compensation(1)     Options/Granted
Compensation
Position                            Year      (Cdn$)        (Cdn$)        ($)        (#)            ($)
------------------                  ----      ------        ------        ---        ---            ---
Donald Pagnutti (2)                 2001     160,000          --          --            --          --
Vice-President, Finance             2000     156,249          --          --        22,500          --
and Chief Financial Officer

Notes:

      (1) Perquisites and other personal benefits received in 2000 and 2001 did not exceed the lesser of US$50,000 or 10% of the total annual salary and bonuses for any of the Named Executive Officers.

      (2) Mr. Pagnutti's title was changed to Vice President Finance and Chief Financial Officer on September 19, 2000.

      During the three year period ended August 31, 2001, the Company did not grant any restricted stock awards or stock appreciation rights. Additionally, all of the Company's group life, health, hospitalization, medical reimbursement or relocation plans, if any, do not discriminate in scope, terms or operation, in favor of the Named Executive Officers and are generally available to all salaried employees. Further, no Named Executive Officer received, in any of the periods specified in the Summary Compensation Table, perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of US$50,000 or 10% of the total salary and bonus reported for the Named Executive Officer in the fiscal years in which such benefits were received, and no single type of perquisite or other personal benefits exceeded 25% of the total perquisites and other benefits reported for the Named Executive Officer in the applicable fiscal year.

Option Grants Table

      The following table sets forth (a) the number of shares underlying options granted to each Named Executive Officer during the 2001 Fiscal Year, (b) the percentage the grant represents of the total number of options granted to all Company employees during the 2001 Fiscal Year, (c) the per share exercise price of each option, (d) the expiration date of each option, and (e) the potential realized value of each option based upon: (i) the assumption of a five (5%) percent annualized compounded appreciation of the market price of the Common Stock from the date of the grant of the subject option to the end of the option term, and (ii) the assumption of a ten (10%) percent annualized compounded appreciation of the market price of the Common Stock from the date of the grant of the subject option to the end of the option term.

                                                                Potential Realizable Value at
                                                                Assumed Rates of Stock Price
                     Number of      Percentage of               Appreciation for Option Term
                     Shares         Total Options               -----------------------------
                     Underlying     Granted to
                     Options        Employees in     Exercise   Expiration
Name                 Granted        Fiscal Year      Price      Date          5%       10%
----                 ----------     -------------    --------   ----------    --       ---
Donald Pagnutti       Nil           Nil              Nil        Nil           Nil      Nil
Vice-President,
Finance and Chief
Financial Officer

Options Exercised and Remaining Outstanding

      Set forth in the table below is information, with respect to each of the Named Executive Officers, as to the (a) number of shares acquired during the 2001 Fiscal Year upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each such exercise (i.e., the difference between the market value of the shares at exercise and their exercise price),
(iii) the total number of unexercised options held on August 31, 2001, separately identified between those exercisable and those not exercisable, and
(iv) the aggregate value of in-the-money, unexercised options held on August 31, 2001, separately identified between those exercisable and those not exercisable.

                 Securities     Aggregate   Unexercised Options at        Value of Unexercised in the Money
                 Acquired on    Value       August 31, 2001               Options at August 31, 2001
                 Exercise       Realized    (#)                           ($)
                    (#)         ($)         Exercisable   Unexercisable   Exercisable(1)  Unexercisable(1)
                 -----------    --------    -----------   -------------   --------------  ----------------
Donald Pagnutti     Nil         Nil         31,875        20,625          Nil             Nil

Note:

      (1) The value of the unexercised "in-the-money" options has been determined by subtracting the exercise price of the options from the closing Common Share price of US$1.33 on August 31, 2001, and multiplying by the number of Common Shares which may be acquired upon the exercise of the options. The current exercise price of the options is higher than the closing Common Share price of US$1.33, therefore the Value of the options is nil.

      (2) As of October 31, 2001, the Company's options were repriced at $1.00 per share. The vesting schedule for these options are one-third per year on each anniversary of the grant date.

Director's Remuneration

      Prior to September 8, 2000, each director, not otherwise our full time employee, was eligible to receive $500 for each meeting of the Board of Directors or committee thereof which they attended, along with the reimbursement of their reasonable expenses incurred on our behalf. In addition, each director, not otherwise a full time employee of the Company was eligible to receive 1,500 stock options annually.

      As of December 11, 2000, the Board of Directors formally adopted a standard arrangement pursuant to which only our outside directors are compensated for their services in their capacity as directors. This compensation arrangement is retroactive to September 19, 2000 (the date of the closing of the Agreement of Purchase and Sale between Networks North Inc., Networks North Acquisition Corp., Chell.com Ltd. and Cameron Chell).

Outside Director's Compensation Schedule                       Cash     Options
                                                               (US$)
1. Directorship Acceptance Options (one time grant with a
   3 year vesting schedule)                                    45,000
2. Annual Retainer-Chairman                                    20,000   10,000
3. Annual Retainer-Director                                     6,000
4. Annual Retainer-Committee Member (over and above
   directorship retainer)                                       3,000
5. Annual Retainer-Committee Chair (over and above
   directorship retainer and committee retainer)                2,000
6. Board Meeting Attendance Fee                              750/mtg.
7. Committee Attendance Fee                                  500/mtg.

Employment Contracts with Named Executive Officers

      In November 2001, we renewed Donald Pagnutti's employment agreement originally dated November 1, 1999, pursuant to which Mr. Pagnutti serves as our Executive Vice President, Chief Financial Officer and Chief Operating Officer. Effective September 19, 2000, Mr. Pagnutti's title was changed to Vice President, Finance and Chief Financial Officer. The agreement provides for an initial base compensation of Cdn$160,000 with annual reviews, together with automobile expenses of $9,000. In addition to the fixed remuneration, we shall pay Mr. Pagnutti a bonus at the end of each year of the term in the event that during the said year our net income before taxes as audited using generally accepted accounting principles applied on a basis consistent with those previous years, equaled or exceeded our projected net income before taxes as determined by our Board of Directors at the commencement of the said year. The agreement further provided that we grant to Mr. Pagnutti options to purchase a minimum of 15,000 of our Common Shares.

      On September 19, 2000, we entered into an employment agreement with Cameron Chell, pursuant to which Mr. Chell serves as our President and Chief Executive Officer. The agreement provides for an initial base compensation of$360,000, together with automobile expenses of $8,400. In addition to the fixed remuneration, we shall provide Mr. Chell with the services of an Executive Assistant on an ongoing basis and an Accountant for a reasonable period of time to allow for the completion of outstanding accounting work related to existing companies in which Mr. Chell is involved. It was the understanding of the parties that this agreement was to be replaced by a definitive employment agreement before October 10, 2000, however, such agreement has not been entered into at this time. Since the signing of this agreement, Mr. Chell has eliminated both his salary and automobile allowance in an effort to reduce our cash requirements. These were eliminated with the understanding that the compensation of Mr. Chell will be mutually agreed upon between the parties.

      We do not have any other employment agreements in effect with any other executive employee.

CERTAIN TRANSACTIONS

      Set forth below is a description of certain transactions between us and our directors, executive officers, beneficial owners of five percent or more of the outstanding Common Stock, or members of the immediate family of any of the foregoing persons, as well as certain business relationships between the us and our directors, which occurred or existed during the 2001 Fiscal Year and subsequent thereto. Our management believes that the transactions described in this section were made on terms no less favorable than those which could have been obtained from third parties.

      A) Cameron Chell is Chairman of the Board and a director of cDemo. Chell.com., which is owned by Mr. Chell, holds 120,000 warrants to purchase common shares of cDemo at $5.00 per share and 85,000 warrants to purchase Class A Voting Shares of eSupplies at $7.00 per share and 500,000 options at $7.00 per share. Chell.com holds 200,000 options to purchase 200,000 shares of common stock of Engyro for $5.00 per share and warrants to purchase 97,500 shares of common stock of Engyro at $5.00 per share.

      B) Gordon Herman holds an option from Chell.com to acquire 332,236 shares of common stock of the Company, which are held by Chell.com, at a price of $1.00 (which may be adjusted up or downward based upon certain contingencies).

      C) David Bolink holds an option from Chell.com to acquire 311,411 shares of common stock of the Company, which are held by Chell.com, at a price of $1.00 (which may be adjusted up or downward based upon certain contingencies).

      D) License Agreement between us, Cameron Chell, and Chell Merchant Capital Group dated August 31, 2000 whereby Mr. Chell grants us and Chell Merchant Capital Group the right to use the trademarks "Chell.com", "Chell Merchant Capital Group" and "Chell Corporation" in exchange for the fee of $1.00 per year.

      E) Securities Purchase Agreement with VC Advantage Fund ("VC") on October 3, 2000, for up to US$3,000,000 loan to us. VC received a Convertible Debenture, which is convertible into our Common, based upon an agreed conversion price of $3.00 per share. As of November 30, 2000, VC had assigned its rights in this Agreement to Canadian Advantage Limited Partnership ("CALP II") and a total of US$1,700,000 has been advanced to the Company. The US$1,700,000 advance is convertible into 566,667 Common shares. Cameron Chell is a Director and shareholder of VC Advantage Limited, the general partner of VC. Pursuant to the assignment of this agreement to CALP II, the Company's loan is no longer a related transaction because Mr. Chell has no interests in CALP II. The Securities Purchase Agreements entered into with The Shaar Fund and Triton includes a provision stating that on or before March 31, 2002, the Company will convert its outstanding debt to VC Advantage Limited Partnership in the amount of $1,500,000 into long term debt with a maturity date for all of the principal after the third anniversary of the date hereof.

OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter which is to be presented for action at the Annual Meeting. If any matter other than those described above (i.e., (A) to elect an eight member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified; (B) to authorize the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement between the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd. ("Logicorp Data"), Logicorp Service Group Ltd. ("Logicorp Group"), and the registered and beneficial owners of all issued and outstanding shares of Logicorp Data and Logicorp Group (C) to authorize the issuance of shares of the Company's Common Stock upon the conversion of notes by subscribers pursuant to a private offering conducted by the Company pursuant to the Private Placement Memorandum dated December 1, 2001;
(D) to authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement by the Company and The Shaar Fund; (E) to authorize the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's

Preferred Stock issued pursuant to a securities exchange agreement between the Company and Triton Private Equities Fund, L.P. (F) to authorize the increase of the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000 (G) to ratify the Board's selection of auditors) does properly come before the Annual Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.

EXCHANGE RATES

      This Proxy Statement contains translations of certain amounts in Canadian dollars ("Cdn$") into United States dollars ("US$") based upon the exchange rate in effect at the end of the period to which the amount relates, or the exchange rate on the date specified. For such purposes, the exchange rate means the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate"). These translations should not be construed as representations that the Canadian dollar amounts actually represent such U.S. dollar amounts or that Canadian dollars could be converted into U.S. dollars at the rate indicated or at any other rate. The Noon Buying Rate at the end of each of the five years ended August 31, 2001, the average of the Noon Buying Rates on the last day of each month during each of such fiscal years and the high and low Noon Buying Rate for each of such fiscal years were as follows:

                                                     August 31,
                        ------------------------------------------------------------------
                             2001          2000          1999          1998          1997
                             ----          ----          ----          ----          ----
At end of period.....   Cdn$1.5508    Cdn$1.4715    Cdn$1.4965    Cdn$1.5722    Cdn$1.3685
Average for period...       1.5284        1.4714        1.4949        1.4390        1.3676
High for period......       1.5825        1.4955        1.5135        1.5770        1.3942
Low for period.......       1.4685        1.4489        1.4760        1.4100        1.3381

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

      Upon the written request of any shareholder of the Company, as record or beneficial owner, the Company will provide to such shareholder a copy of the Company's Annual Report on Form 10-K for its fiscal year ended August 31, 2001, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company's place of business listed above. There will be no charge for the Form 10-K, unless one or more exhibits thereto are requested, in which event the Company's reasonable expenses of furnishing such exhibits may be charged.

FUTURE SHAREHOLDER PROPOSALS

      From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than September 15, 2002, for inclusion, if proper, in next year's proxy solicitation materials.

GENERAL

      The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                        BY ORDER OF THE BOARD OF DIRECTORS,
                                        Mark Truman, Secretary

PROXY                                                                      PROXY

                             Chell Group Corporation
                14 Meteor Drive, Toronto, Ontario, Canada MAW 1A4

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of Chell Group Corporation (the "Company") hereby constitutes and appoints Don Pagnutti and Mark Truman and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the meeting of shareholders of the Corporation to be held on March __, 2002 at 10:00 a.m. at the offices of the Company, 14
Meteor Drive, Toronto, Ontario, Canada M9W 1A4, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.    Election of Directors:

      For all nominees listed below (except as marked to the contrary below)

      Nominees: Cameron Chell, Don Pagnutti, Adrian Towning, David Bolink,
                Gordon Herman, Robert Stone, Shelley Singhal, and Michael J.
                Rice

      WITHHOLD AUTHORITY
      to vote for all nominees listed above ___

      INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

      ____________________

2. To approve the issuance of shares of the Company's Common Stock upon the conversion of 8% convertible notes issued pursuant to a private offering being conducted by the Company.

        For ___                      Against ___                     Abstain ___

3. To approve the issuance of shares of the Company's Common Stock pursuant to a Share Purchase Agreement dated December 13, 2001 by and among the Company, Chell Merchant Capital Group, Inc., Logicorp Data Systems Ltd., Logicorp Service Group Ltd., and the individuals and entities which own all of the issued and outstanding shares of Logicorp Data and Logicorp Group and ratify the transaction contemplated by the Share Purchase Agreement

        For ___                      Against ___                     Abstain ___

4. To approve the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and The Shaar Fund Ltd.

        For ___                      Against ___                     Abstain ___

5. To approve the issuance of shares of the Company's Common Stock upon the conversion of shares of the Company's Preferred Stock issued pursuant to a Securities Exchange Agreement dated February 6, 2002 by and between the Company and Triton Private Equities Fund, L.P

        For ___                      Against ___                     Abstain ___

6. To approve the increase in the number of Common Shares authorized for issuance by the Company from 50,000,000 to 75,000,0000

        For ___                      Against ___                     Abstain ___

7. To ratify the Board of Directors' selection of Lazar Levine & Felix LLP as the auditors for the Company for the 2002 fiscal year

        For ___                      Against ___                     Abstain ___

                                                     Dated: ______________, 2002

                             CHELL GROUP CORPORATION

                                   PURCHASE OF

                    ALL OF THE ISSUED AND OUTSTANDING SHARES

                                IN THE CAPITAL OF

                           LOGICORP DATA SYSTEMS LTD.
                           LOGICORP SERVICE GROUP LTD.
                               123557 ALBERTA LTD.
                               591360 ALBERTA LTD.

                                December 13, 2001

                         MORRISON, BROWN, SOSNOVITCH LLP
                                1 TORONTO STREET
                             SUITE 910, P.O. BOX 28
                                TORONTO, ONTARIO
                                     M5C 2V6
                       Solicitors for the Buyer and Parent

                                  McLENNAN ROSS
                           600, 12220 STONY PLAIN ROAD
                                EDMONTON, ALBERTA
                                     T5N 3Y4
                           Solicitors for the Sellers

                            SHARE PURCHASE AGREEMENT

      THIS AGREEMENT is made the 13th day of December, 2001.

A M O U N G:

                  CHELL GROUP CORPORATION, a corporation incorporated pursuant to the laws of the State of New York, (the "Parent")

                                     - and -

                  CHELL MERCHANT CAPITAL GROUP INC. a corporation to be incorporated under the laws of the Province of Ontario, (the "Buyer")

                                     - and -

                  MELANIE JOHANNESEN, of the City of Edmonton in the Province of Alberta
                  ("Melanie")

                                     - and -

                  RANDY BAXANDALL, of the City of Edmonton, in the Province of Alberta
                  ("Randy")

                                     - and -

                  MORRIS CHYNOWETH, of the City of Edmonton, in the Province of Alberta
                  ("Morris")

                                     - and -

                  ELAINE CHYNOWETH, of the City of Edmonton, in the Province of Alberta
                  ("Elaine")

                                     - and -

                  JOHANNESEN FAMILY TRUST
                  ("Johannesen Family Trust")

                                     - and -

                  BAXANDALL FAMILY TRUST
                  ("Baxandall Family Trust")

                                     - and -

                  MERC FAMILY TRUST
                  ("Chynoweth Family Trust")

                                     - and -

                  LOGICORP DATA SYSTEMS LTD., a corporation incorporated under the laws of the Province of Alberta
                  ("LOGICORP")

                                     - and -

                  123557 ALBERTA LTD., a corporation incorporated under the laws of the Province of Alberta
                  ("123557")

                                     - and -

                  LOGICORP SERVICE GROUP LTD., a corporation incorporated under the laws of the Province of Alberta
                  ("LSG")

                                     - and -

                  591360 ALBERTA LTD., a corporation incorporated under the laws of the Province of Alberta;
                  ("591360")

                                    RECITALS

WHEREAS:

A. Melanie, Randy and 123557 are the registered and beneficial owners of record of all of the issued and outstanding shares in the capital of LOGICORP (the "LOGICORP Shares").

B. Morris and Elaine are the registered and beneficial owners of record of all of the issued and outstanding shares in the capital of 123557 (the "123557 Shares").

C. The Baxandall Family Trust, the Chynoweth Family Trust and 591360 are the registered and beneficial owners of record of all of the issued and outstanding shares in the capital of LSG (the "LSG Shares").

D. The Johannesen Family Trust is the sole registered and beneficial owner of record of all of the issued and outstanding shares in the capital of 591360 (the "591360 Shares").

E. The Sellers have agreed to sell the Purchased Shares to the Buyer, and the Buyer has agreed to buy such Purchased Shares from the Sellers, upon and subject to the terms and conditions set out in this Agreement.

F.    The Buyer is a wholly owned subsidiary of the Parent.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of Two Dollars ($2.00) now paid by the Buyer to each of the Sellers (the receipt and sufficiency of which is hereby acknowledged) and of the mutual covenants and agreements contained in this Agreement, the parties covenant and agree with each other as follows:

                              1.00 - INTERPRETATION

1.1 Definitions. In addition to any other defined terms contained in this Agreement, the following words and phrases have the following meanings:

(a) "Agreement", "this Agreement", "hereto", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement including its Schedules and not to any particular article, section or other portion of this Agreement and include every amendment or instrument supplementary hereto or in implementation hereof;

(b) "Arm's Length" shall have the same meaning as those words are defined in the Income Tax Act (Canada) from time to time;

(c) "Assets" means all the assets, interests, undertakings, rights and properties of the Corporation and the Holding Companies of every kind and description, real or personal, tangible or intangible and wherever they are located as of the date of this Agreement including, without limitation:

      (i) all machinery, equipment, furniture, furnishings and accessories, spare parts, manuals and supplies of all kinds;

      (ii)  all inventory;

      (iii) all accounts receivable, trade accounts, notes receivable and other debts due or accruing due and the full benefit of all securities for such accounts, notes or debts;

      (iv) the full benefit of all contracts, engagements or commitments, whether written or oral, including, without limitation, all forward commitments by the Corporation for equipment, inventory, supplies and materials entered into in the ordinary course of business;

      (v) prepaid expenses including, without limitation, prepaid rent, insurance premiums, utility deposits and any other kind of payment or amount that could be considered a prepaid expense under generally accepted accounting principles;

      (vi) all registered or unregistered trade marks, trade names, trade or brand names, service marks, copyrights, designs, inventions, patents, patent applications, patent rights (including any patents issuing on such applications or rights), licences, telephone numbers, customer lists, sub-licences, franchises, formulae, trade secrets, processes, technology and other industrial property and intangibles including, without limitation, all restrictive agreements or negative covenant agreements the Corporation or the Holding Companies may have;

      (vii) the goodwill of the Business including, without limitation, the right to use the name "LOGICORP", or any variation thereof, as part of the name of, or in connection with the business carried on or to be carried on by, the Corporation; and

      (viii) all other property, assets and rights, real or personal, tangible or intangible, owned by the Corporation or the Holding Companies to which either is entitled;

(d) "Business" means the business presently carried on by the Corporation under the name and style, "LOGICORP" as a value added reseller and network integrator which specializes in support and maintenance activities related to networks, communications, production database environments and image based applications;

(e) "Business Day" means a day which is not a Saturday, a Sunday or a statutory holiday in Alberta or Ontario;

(f) "Buyer's Accountants" means Lazar, Levine, Felix LLP or such other firm of chartered accountants as may be designated by the Buyer;

(g) "Buyer's Counsel" means Morrison Brown Sosnovitch LLP or such other firm of lawyers as may be designated by the Buyer;

(h) "Buyer Shares" means the 5,355,000 exchangeable shares in the capital of the Buyer, to be issued to the Sellers by the Buyer pursuant to Section
      2.3 hereof;

(i)      "Closing Date" means the earlier of:

            (i) February 1, 2002;
            (ii) the 5th Business Day next after the day that the shareholders of the Parent approve the transactions contemplated herein; or
            (iii) such other date as may be agreed upon by the Buyer and the Sellers; but in any event, not later than March 1, 2002;

(j)   "Corporation" means LOGICORP and LSG together;

(k) "Confidential Information" means, with respect to the Sellers' obligations, the following pertaining to the Parent and Buyer, and with respect to the Parent's and Buyer's obligations, the following pertaining to the Corporation and the Holding Companies: all information relating to the business of the other party or any of its associated, related or affiliated companies, including, but not limited to, material contracts, customer lists, financial statements or information, reports, employee information, banking information, and any information whether written or verbal which the other receives through due diligence or otherwise in the preparation of the transactions contemplated herein that is not generally available to the public;

(l) "Deposit" means the amount of one hundred thousand ($100,000.00) dollars payable to the Sellers pursuant to Section 2.3 hereof;

(m) "EBITDA" means, for any period, the sum of (i) the net income of LOGICORP and LSG for such period, plus (ii) interest charges and other debt service charges paid or accrued in respect of such period, plus (iii) income taxes whether paid or deferred which are deducted in determining net income for such period, if any, plus (iv) depreciation and amortization expense for such period, all as defined and determined in accordance with generally accepted accounting principles in Canada, consistently applied, and as approved from time to time by the Canadian Institute of Chartered Accountants.

(n)   "Effective Date" means the 1st day of January, 2002;

(o) "Encumbrances" means any claim, lien, security interest, right, privilege, restriction, demand or other encumbrance whatsoever affecting the property in question, or any right capable of becoming such an encumbrance;

(p)   "Financial Statements" means the financial statements of:

            (i) LOGICORP and LSG for the fiscal years ended June 30, 2000 and June 30, 2001 and the interim financial statements for the period ending September 30, 2001;

            (ii) 123557 for the fiscal years ended October 31, 2000 and October 31, 2001; and

            (iii) 591360 for the fiscal years ended June 30, 2000 and June 30, 2001;

      each consisting of a balance sheet as at the end of each fiscal period, a statement of profit and loss, and a statement of changes in financial position with accompanying notes, in respect of each fiscal period, in each case prepared in accordance with generally accepted accounting principles, consistently applied from period to period. Forthwith upon execution of this Agreement, the Sellers shall provide the Buyer with a copy of each of the aforesaid financial statements, (except for copies of the financial statements of 123557 for the fiscal year ended October 31, 2001 and of 591360 for the fiscal year ended June 30, 2001) and (i) prior to closing, the Sellers shall provide the Parent and Buyer with audited financial statements with respect to Logicorp or LSG for all of the above fiscal year ends and for the fiscal year ending February 29, 2000 together with review engagement statements for any other earlier period deemed necessary by the Parent/Buyer or its solicitors, and a current general ledger of each of 123557 and 591360, and
      (ii) within 60 days of the Time of Closing the Sellers shall provide the Parent and the Buyer with audited financial statements with respect to 123557 and 591360 for each of their fiscal year ends referenced above;

(q) "Fred" means Fred Johannesen of the City of Edmonton, in the Province of Alberta;

(r)   "HSBC" means HSBC Bank Canada;

(s)   "Holding Companies" means 123557 and 591360 together;

(t) "Interim Period" means the period of time between the date of this Agreement and the Time of Closing;

(u) "Leased Property" means the premises leased by LOGICORP or LSG pursuant to a lease or written agreement to lease, and used in the conduct of the Business, as described in the Leased Property Schedule;

(v)   "NASDAQ" means the NASDAQ Stock Market;

(w) "ordinary course" or "ordinary course of business" means, in relation to a Party, any transaction which constitutes an ordinary, day to day business activity of that Party, conducted in a commercially reasonable and businesslike manner, consistent with past practices, having no unusual or special features;

(x) "Parent Shares" means the shares in the capital of the Parent, to be issued by the Parent to the Sellers upon the exchange of the Buyer Shares pursuant to Sections 2.3 and 2.4 hereof

(y)   "Permitted Encumbrance" has the meaning set out in section 5.1(l);

(z) "Purchase Price" means the aggregate consideration, as set out in this Agreement, payable by the Parent and Buyer to the Sellers for the Purchased Shares;

(aa) "Purchased Shares" means all of the issued and outstanding shares owned by Randy and Melanie in the capital of LOGICORP, all of the issued and outstanding shares owned by Morris and Elaine in the capital of 123557, all issued and outstanding shares owned by the Chynoweth Family Trust and the Baxandall Family Trust in the capital of LSG, and all of the issued and outstanding shares owned by the Johannesen Family Trust in the capital of 591360.";

(bb) "RCA Loans" means the loans from Retirement Compensation Agreements to the Corporation or the Holding Companies as set out on the RCA Loans Schedule;

(cc) "Real Property" means each direct or indirect interest in real property described in the Real Property Schedule , and, where the context requires, means all of such real properties and real property interests;

(dd) "Registration Rights Agreement" means the agreement to be entered into and relating to the registration rights set forth in Sections 2.3(d) and 2.4(c) hereof;

(ee) "Sellers" means Melanie and Randy in respect of Logicorp, Morris and Elaine in respect of 123557, the Chynoweth Family Trust and the Baxandall Family Trust in respect of LSG and the Johannesen Family Trust in respect of 591360 but for the purpose of any representations, warranties or covenants hereunder shall mean all such persons, jointly and severally;

(ff) "Sellers' Counsel" means McLennan Ross or such other firm of lawyers as may be designated by the Sellers;

(gg)  "Taxes" means:

      (i) in respect of the Corporations and the Holdings Companies, all federal, provincial, municipal or other taxes, imposts, rates, levies, assessments and government fees, charges or dues lawfully levied, assessed or imposed against the Corporation or the Holding Companies as applicable or in respect of the Business including, without limitation, all income, capital gains, sales, excise, use, property, payroll, capital, goods and services, business, transfer, withholding and value added taxes, and all customs and import duties, together with all interest, fines and penalties with respect thereto, and

      (ii) in respect of the Parent and the Buyer, all federal, state, provincial, municipal or other taxes, imposts, rates, levies, assessments and government fees, charges or dues lawfully levied, assessed or imposed against the Parent or the Buyer as applicable or in respect of their business including, without limitation, all income, capital gains, sales, excise, use, property, payroll, capital, goods and services, business, transfer, withholding and value added taxes, and all customs and import duties, together with all interest, fines and penalties with respect thereto;

(hh)  "Tax Returns" means:

      (i) in respect of the Corporation and the Holding Companies, all reports, returns and other documents filed or required to be filed by the Corporation or the Holding Companies in respect of Taxes or in respect of, or pursuant to, any federal, provincial, municipal or other taxing statute applicable to them; and

      (ii) in respect of the Parent and the Buyer, all reports, returns and other documents filed or required to be filed by the Parent or the Buyer in respect of Taxes or in respect of, or pursuant to, any federal, state, provincial, municipal or other taxing statute applicable to them;

(ii) "Time of Closing" means 10:00 o' clock a.m. MST on the Closing Date or such other time on the Closing Date at which the transaction is completed;

(jj) "Weighted Price" means, in reference to a particular day, the average of the closing sale prices (or last bid prices if no closing sale prices are reported) of the common stock of the Parent as reported on Nasdaq for the ten (10) trading days immediately preceding that particular day.

1.2 Canadian Dollars. All dollar amounts referred to in this Agreement are in Canadian funds unless otherwise provided.

1.3 Extended Meanings. In this Agreement, where the context requires, the singular number includes the plural and vice versa, the masculine gender includes the feminine and neuter genders and vice versa and the word "person" is not limited to an individual but includes any entity recognized by law.

1.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement or as may be delivered by one or more of the Parties at the closing of the transactions contemplated herein. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the party or parties to be bound thereby.

1.5 Headings. All headings are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents of any Article or section in this Agreement.

1.6 Accounting Terms and Principles. All accounting terms not specifically defined in this Agreement and all calculations and adjustments required to be made pursuant to this Agreement are to be construed and made in accordance with Canadian generally accepted accounting principles, consistently applied.

1.7 Schedules. The following are the Schedules are to be attached to and incorporated in this Agreement by reference and deemed to be part hereof when attached to this Agreement and initialled by the party required to produce such
Schedule:

         Buyer's Directors and Officers Schedule
         Purchase Price Allocation Schedule
         RCA Loans Schedule
         Sellers Disclosure Schedule

1.8 Recitals. Each of the parties acknowledges that the recitals of this Agreement, so far as they relate to such party, are true and correct in substance and in fact.

                       2.00 - PURCHASE AND SALE OF SHARES

2.1 Purchase and Sale. Based upon the warranties, representations and covenants, and subject to the terms and conditions, set out in this Agreement the Buyer agrees to purchase the Purchased Shares from the Sellers and the Sellers agree to sell the Purchased Shares to the Buyer effective as of the Effective Date.

2.2 Purchase Price. Subject to adjustment as set out in section 2.4 hereof, the total Purchase Price payable by the Buyer to the Sellers shall be a maximum of Eight Million One Hundred and Ninety-nine Thousand Six Hundred and Sixty-eight Dollars ($8,199,668), subject to adjustments set forth in this Agreement. The purchase price shall be allocated to the Sellers in accordance with the Purchase Price Allocation Schedule, and all adjustments to the Purchase Price in section
2.4 and elsewhere in this Agreement shall be adjusted on a pro rata basis to the allocation on the Purchase Price Allocation Schedule unless the Sellers otherwise confirm in writing.

2.3 Payment of Purchase Price. On the day following the first advance of funds to or on behalf of the Parent in respect of a financing by way of an issue of notes through J Gunnar and Associates, and the Sellers having provided the Buyer's Counsel with particulars of all legal proceedings and material contracts that are referenced in section 3.1(ee) and (ii), the Buyer shall pay a non-refundable Deposit of one hundred thousand ($100,000.00) dollars to the Sellers in care of the Sellers' Counsel. The Deposit shall be applied towards payment of the Purchase Price if the transactions close in accordance with this Agreement, failing which the Deposit shall be paid to the Sellers on the Closing Date and in any event no later than March 1, 2002 as a genuine estimate of their liquidated damages and in full settlement of all claims of the Sellers against the Buyer and the Parent in respect of this Agreement. The balance of the Purchase Price payable to the Sellers shall be paid as follows:

(a) payment of the sum of One Million (Four) Hundred Thousand Dollars ($1,400,000) by certified cheque or bank draft on the day following the first advance of funds to or on behalf of the Parent in respect of a financing by way of an issue of notes through J Gunnar and Associates to the Seller's solicitors in trust to be delivered to the Sellers at the Time of Closing or returned to the Parent if Closing does not occur for any reason. All interest accruing after the Effective Date shall accrue to the Sellers;

(b) at the Time of Closing, by delivery to the Sellers of an interest-free promissory note from the Buyer in the aggregate amount of One Million Eight Hundred Thousand Dollars ($1,800,000) payable within six (6) months of the Effective Date, provided however, at any time prior to the expiry of such 6 month period, but in any event prior to payment of the aforesaid $1,800,000 amount, the Buyer may elect to adjust the Purchase Price by substituting the $1,800,000 promissory note for an interest-free promissory note from the Buyer payable to the Sellers in the amount of Two Million Forty Thousand Dollars ($2,040,000) one half of which is due six
      (6) months from the Effective Date and the balance of which is due one (1) year from the Effective Date, and upon delivery of the substituted promissory note for $2,040,000 for the Sellers or to the Sellers' Counsel, the $1,800,000 promissory note shall be returned to the Buyer or to the Buyer's Counsel and cancelled;

(c) at the time of Closing, the delivery to the Sellers of an interest free promissory note from the Buyer in the aggregate amount of Five Hundred Thousand Dollars ($500,000) payable within fifteen (15) months of the Effective Date; in addition, the Buyer covenants to pay to the Sellers within the aforesaid fifteen (15) month period, the amount by which the EBITDA exceeds the amount of One Million Dollars ($1,000,000) for the first 12 months following the Effective Date; and

(d) at the Time of Closing, the delivery of 5,355,000 exchangeable shares of Buyer to the Sellers in accordance with the Purchase Price Allocation Schedule together with the Registration Rights Agreement requiring Chell Group Corporation to file a registration statement for 2,677,500 shares of its common stock within six (6) months from the Effective Date and for a further 2,677,500 shares of its common stock within one (1) year from the Effective Date. Except with respect to the adjustment in subsection 2.4(c) where the value of the common stock will be calculated as set out therein, for the purposes of calculating the Purchase Price, the parties hereto have agreed that the value of the exchangeable shares of the Buyer is US$0.52 per share and that the current currency exchange rate to Canadian dollars is $1.58 per US dollar and notwithstanding any fluctuation in the market price of Parent's common stock or fluctuations in the currency exchange ratio, there shall be no adjustment in the number of shares deliverable hereunder.

2.4 Purchase Price and Parent Share Adjustment.

(a) The Purchase Price shall be adjusted downward by three (3) times the amount, if any, that the EBITDA for the first full 12 months following the Effective Date is less than One Million Dollars ($1,000,000) to a maximum downward adjustment of Three Million Dollars ($3,000,000). The adjustment will be made, at the option of the Sellers, by reduction of any consideration remaining unpaid, by reducing the balance owing in respect of any Promissory Note payable by the Buyer and the Parent to the Sellers and cancelling such Promissory Note if fully paid, by payment of cash to the Buyer, or by returning to the Buyer any share consideration equivalent in dollar terms calculated by using the share price of US$1.00 per share with a currency exchange rate of $1.58 Canadian per US dollar.

(b) To the extent that the Corporation and the Holding Companies have retained earnings on a consolidated basis on the Effective Date of less than $425,000.00, the Purchase Price shall be decreased dollar for dollar by the amount of the difference between $425,000.00 and the retained earnings amount as of the Effective Date. To the extent that the Corporation and the Holding Companies have retained earnings on a consolidated basis on the Effective Date of more than $425,000.00, the Purchase Price shall be increased dollar for dollar by the amount of the difference between the retained earnings as of the Effective Date and the amount of $425,000.00. The Sellers or the Buyer, as the case may be, shall account to the other of them for the applicable adjusted amount pursuant to this section, by payment by certified cheque within 30 days of determination of the amount of retained earnings as of the Effective Date, failing which interest shall accrue and be paid at the rate of 15% per annum as and from the due date of such adjustment. In the event that any amount is owed from Buyer to Sellers, it shall be paid to Sellers from the Corporation.

(c) In the event that the Weighted Price on the six (6) month anniversary of the Effective Date is less than U.S. $1.00 per share, the Purchase Price shall be further adjusted such that the Buyer shall issue additional exchangeable shares to the Sellers equal to the difference between the Weighted Price on that date and U.S. $1.00 per share to a maximum of U.S. $0.15 per share multiplied by 5,355,000 shares; provided however, if the Weighted Price on the Effective Date is less than US$0.50 per share, then the maximum adjustment to the Purchase Price of US$0.15 as aforesaid shall be amended to US$0.20 per share multiplied by 5,355,000 shares. Such additional shares shall be delivered within 10 days after the six (6) month anniversary of the Effective Date and shall be issued to the Sellers as fully paid; the Registration Rights Agreement shall require the Parent to file a registration statement within six (6) months of the Effective Date for shares of its common stock equal in number to the additional exchangeable shares to be issued to the Sellers by the Buyer pursuant to this section.

2.5 Section 85 Elections. The Buyer acknowledges that Morris and Elaine in respect of 123557 and Melanie and Randy in respect of Logicorp will be making dispositions of shares pursuant to Section 85(1) of the Income Tax Act (Canada), and the Buyer covenants and agrees to complete, execute and file all applicable forms and elections (with the elected amount as determined by the applicable Sellers) as required pursuant to Section 85 of the Income Tax Act (Canada), in such form and manner and within such time limits as may be prescribed by the Income Tax Act (Canada), and such parties shall do all such further things and execute all such further forms and documents as may be required to give full force and effect to such elections.

2.6 Promissory Notes. All Promissory Notes required to be delivered to the Sellers pursuant to this Agreement shall be granted by the Buyer and the Parent or shall be granted by the Buyer and guaranteed by the Parent, and shall include provisions confirming that default in payment of an amount due under any particular promissory note shall constitute default under all other promissory notes and that on default interest shall accrue on the amount in default at the rate of 15% per annum calculated from the date of default to the date of payment. All promissory notes shall be in a form acceptable to the Parties hereto.

2.7 Exchange of Buyer's Shares. Upon filing each of the registration statements pursuant to the Registration Rights Agreement, and subject to the rights, privileges, restrictions and conditions set forth in the Articles of Incorporation of the Buyer, as amended: (a) each of the Sellers may from time to time and at any time thereafter exercise their right to exchange their respective Buyer Shares, or such number thereof as they determine, for the Parent Shares set forth in each registration statement, on a one-for-one basis,
(b) the Buyer and the Parent shall not exchange any Buyer Shares for Parent Shares without first receiving notice to do so from the Seller or the Trustee of the Seller holding the Buyer Shares, and then only for such number of shares set forth in such notice, and (c) subject to the filing of the respective registration statements pursuant to the Registration Rights Agreement, each Seller may give one or more notices to the Parent for all or any portion of the Buyer's Shares allocated to that Buyer pursuant to the Purchase Price Allocation Schedule.

                      3.00 - REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Sellers. The Sellers represent and warrant to the Buyer as follows and acknowledge that the Buyer is relying upon such representations and warranties in connection with the purchase by the Buyer of the Purchased Shares:

(a) Schedules. The Schedules set forth in this Section 3.1 reference complete and accurate information regarding those matters to which such Schedules pertain.

(b) Corporate Existence. The Corporation and the Holding Companies are duly incorporated, organized and validly existing under the laws of the Province of Alberta. The Provinces of Alberta, British Columbia, Saskatchewan and Ontario are the only jurisdictions in which the Corporation and the Holding Companies carry on business or own or lease properties. The Corporation and the Holding Companies have the corporate power and authority and do now possess all governmental and other permits, licences and other authorizations required to own or lease its properties, and to carry on its business as it was carried on at the applicable time. The Corporation and the Holding Companies shall prior to the Closing Date present to the Buyer copies of its minute books, certificate of incorporation, by-laws, and any other corporate documents or records to the Buyer, and such copies will be complete and correct copies.

(c) Authority. This Agreement, when executed and delivered by the parties hereto, will constitute a valid and binding agreement of the Corporation, the Holding Companies, and the individual Sellers in accordance with its terms. Except as set forth in Section 3.1(c) of the Sellers Disclosure Schedule, none of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with or fulfilment of the terms and provisions of this Agreement, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any of the Corporation's or the Holding Companies' constating documents or by-laws, or a default under any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which the Corporation, Holding Companies or the Sellers are a party or by which either are bound or any regulatory provisions affecting either of them. Neither the Corporation nor the Holding Companies nor the Sellers are a party to or bound by any commitment, agreement or document containing any covenant which limits the freedom of the Corporation or Holding Companies to compete or solicit any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operation or conditions of the Corporation or Holding Companies or the continued operation of the Business after closing.

(d) Authorized and Issued Capital. The authorized capital of LOGICORP consists of unlimited Class "A" Common Voting Shares, unlimited Class "B" Common Non-Voting Shares and unlimited Class C Preferred Shares of which the following are issued and outstanding as fully paid and non-assessable to Melanie, Randy and 123557 and there are no other shareholders:

                Melanie          -        660 Class "A" Common Voting Shares
                Randy            -        660 Class "A" Common Voting Shares
                123557           -        660 Class "A" Common Voting Shares.

      The authorized capital of 123557 consists of 10,000 Class "A" Common Voting Shares, 5,000 Class "B" Common Non-Voting Shares and 5,000 Preferred Non-Voting Shares of which the following are issued and outstanding as fully paid and non-assessable to Morris and Elaine (the "123557 Shares") and there are no other shareholders:

                Morris           -        55 Class "A" Common Voting Shares
                Elaine           -        45 Class "A"  Common  Voting  Shares
                                          and 10 Class "B" Common Non-Voting
                                          Shares.

      The authorized capital of LSG consists of unlimited Class "A" Common Voting Shares, unlimited Class "B" Common Non-Voting Shares, unlimited Class "I" Preferred Non-Voting Shares and unlimited Class "II" Preferred Non-Voting Shares of which the following are issued and outstanding as fully paid and non-assessable to the Baxandall Family Trust, the Chynoweth Family Trust, and 591360 (the "LSG Shares") and there are no other shareholders:

                Baxandall Family Trust - 1,000 Class "A" Common Voting Shares Chynoweth Family Trust - 1,000 Class "A" Common Voting Shares
                591360                 - 1,000 Class "A" Common Voting Shares
                Logicorp               - 1 Class "I" Preferred Non-Voting Share.

      The authorized capital of 591360 consists of unlimited Class "A" Common Voting Shares, unlimited Class "B" Common Non-Voting Shares, unlimited Class "I" Preferred Non-Voting Shares and unlimited Class "II" Preferred Non-Voting Shares of which 1,000 Class "A" Common Voting Shares are issued and outstanding as fully paid and non-assessable to the Johannesen Family Trust (the "591360 Shares") and there are no other shareholders.

(e) Title to Purchased Shares. The Sellers are the registered and beneficial owners of all of the Purchased Shares and has good and marketable title to such shares, free and clear of all Encumbrances of any kind and each of them has not received any notice of any adverse claim with respect to such shares.

(f) Options and Calls. There are no outstanding agreements, calls, commitments, options, subscriptions, warrants or other rights or privileges to acquire the Purchased Shares or to require the Corporation or the Holding Companies to issue additional shares, whether upon the conversion of other securities or otherwise.

(g) Subsidiaries. Except as set forth in Schedule 3.1(g), the Corporation and the Holding Companies do not own any interest in or control, directly or indirectly, any corporation, business trust, partnership, limited partnership, joint venture or other person. The Sellers represent and warrant that none of Logicorp Consulting Ltd. 779194 Alberta Ltd. and 779202 Alberta Ltd. are involved in the operations of the Business or have any assets that form part of the Business or have any contracts with any customers or suppliers of the Business, and the Sellers covenant and agree that within 30 days of the Time of Closing they shall cause Logicorp Consulting Ltd. to change its name to a name that does not include the word "Logicorp".

(h) Financial Assistance. Except as set out in Section 3.1(h) of the Seller Disclosure Schedule, neither the Corporation nor the Holding Companies have, directly or indirectly, made any loans, provided financial assistance in any form, or given any guarantees, to or in respect of the obligations of any person, including shareholders, other than loans, financial assistance or guarantees which are no longer outstanding. The Corporation and the Holding Companies will not, as of the Time of Closing, be a party to or bound by any agreement of indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other party.

(i) No Joint Venture Interests, etc. Neither the Corporation nor the Holding Companies are a partner, co-tenant, joint venturer or otherwise a participant in any partnership, joint venture, co-tenancy or other similarly jointly owned business undertaking and the Corporation and Holding Companies have no other significant investment interests in any business owned or controlled by any third party except as listed on the Contracts Schedule.

(j) No Distributions on Shares. Except as set out in Section 3.1(j) of the Seller Disclosure Schedule, neither the Corporation nor the Holding Companies have, since their most recently completed fiscal year end for 2001, purchased or redeemed any shares in its capital, paid or declared any dividend, made or agreed to make any other distribution in respect of its capital or passed any resolution authorizing any of such actions.

(k) Financial Statements and Financial Books and Records. The books and records of the Corporation and the Holding Companies and the Financial Statements fairly and correctly set out and disclose in all material respects, in accordance with Canadian generally accepted accounting principles consistently applied from year to year, the assets, liabilities, and financial position of the Corporation and the Holding Companies as at the respective dates of the Financial Statements, at the date hereof and, with respect to the books and records, will continue to do so at the Time of Closing. All financial transactions of the Corporation and the Holding Companies relating to their business have been and will be accurately recorded in its books and records and, without limiting the generality of the foregoing, all monies set aside or held in trust by the Corporation or the Holding Companies for the benefit of another person are properly accrued or so held and are completely and accurately recorded in the books and records of the Corporation and Holding Companies and no claim can be made against the Corporation or the Holding Companies in respect thereof in excess of the amounts so set aside or held.

(l) Disclosure to Accountants. The Corporation, the Holding Companies and the Sellers have made known, or caused to be made known, to the accountants or auditors who have prepared the Financial Statements all material facts and circumstances which could affect the preparation of the Financial Statements.

(m) Corporate Books and Records. The corporate records and minute books of the Corporation and the Holding Companies are complete, accurate and up to date, and contain and will contain at the Time of Closing complete and accurate copies of all articles (as amended) and by-laws (as amended), minutes of all meetings and/or written resolutions of the directors and/or Shareholders of the Corporation or Holding Companies from incorporation to the Closing Date and all such by-laws were duly enacted and passed, all such meetings were duly held, and all such resolutions were duly enacted and passed and all matters and transactions contained or reflected in the minute books are in accordance with applicable corporation law requirements. The share certificate books, registers of shareholders and directors and registers of transfers are and will be accurate and complete on the Closing. No resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or shareholders of the Corporation or Holding Companies, except those contained in the minute books.

(n) Directors and Officers . The directors and officers of LOGICORP are as follows:

                  Fred              -       Director
                  Morris            -       Director and President

                  Randy             -       Director and Secretary/Treasurer

      The directors and officers of 123557 are as follows:

                  Morris            -       Director and President
                  Elaine            -       Director and Secretary

      The directors and officers of LSG are as follows:

                  Fred              -       Director and President
                  Morris            -       Director and Vice-President
                  Randy             -       Director and Secretary/Treasurer

      The directors and officers of 591360 are as follows:

                  Fred              -       Director, President and Secretary

(o) Outstanding Indebtedness. Except as set out in the Financial Statements for their most recently completed fiscal year end for 2001, the Corporation and the Holding Companies have no outstanding, nor is it under any obligation to create or issue, any bonds, debentures, mortgages, notes, security agreements or any other Encumbrances except as set out in the Encumbrances Schedule.

(p) Availability of Assets. The Assets constitute all of the assets which are now being used, and which are necessary, in the conduct of the Business. The Assets are in good operating condition and repair, reasonable wear and tear excepted.

(q) Title to Assets. The Corporation and the Holding Companies are the legal and beneficial owners of all of the Assets having good and marketable legal and beneficial title thereto, free and clear of all Encumbrances except as set out on the Encumbrances Schedule. Except in the ordinary course of business, there is no agreement, option or other right to sell, assign or otherwise dispose of any Assets.

(r) Accounts Receivable. Other than as reserved in the Financial Statements or subsequently reserved for bad debts and doubtful accounts, all accounts receivable have arisen from valid Arm's Length transactions in the ordinary course of business. The accounts receivable are not subject to any valid set-offs or counterclaims and except for those reserved for bad debts and doubtful accounts are, subject to the debtor's willingness and ability to pay, collectable and the Sellers have received no notice of the unwillingness or inability of any debtor to pay any of the accounts receivable. Adequate provision has been made for bad debts and doubtful accounts, in accordance with generally accepted accounting principles.

(s) Inventories. All inventory of the Corporation recorded in the books and records of the Corporation has been recorded at the lesser of cost and realizable value and such inventory consists of items of a quality usable in the ordinary course of business. On the Closing Date, Inventories will be sufficient to meet the current needs of the Business in the ordinary course.

(t) Forward Commitments. All forward commitments which have been entered into by the Corporation and/or the Holding Companies, and which remain unfulfilled, have been entered into in the ordinary course of the Business.

(u) Real Estate. At the Time of Closing, neither the Corporation nor the Holding Companies will own any real property.

(v) Leases. All Leased Property is listed in the Section 3.1(v) of the Seller Disclosure Schedule . Each such lease and/or agreement to lease:

      (i) is in full force and effect and in good standing and constitutes a legal, valid and binding obligation of the Corporation or the Holding Companies as the case may be, and, without limiting the generality of the foregoing, there has been no default thereunder by such party, or to the best of the knowledge of the Sellers, by the landlord, and such party has not received notice of termination or threat by the landlord to terminate such lease or agreement to lease; and

      (ii) except where consent, approval or act of any party is required pursuant to the terms of leases or agreements to lease, copies of which have been delivered to Buyer's Counsel, will continue in full force and effect notwithstanding the closing of the transactions contemplated by this Agreement without the consent, approval or act of any party under such lease or agreement to lease; for greater certainty, the Sellers will obtain any required consents identified by the Buyer in the copies of the leases or agreements to lease provided to Buyer's Counsel and the Sellers shall be responsible for the costs of any consent, approval or other act of any party which is required under any leases or agreements to lease.

      With respect to all Leased Property:

      (iii) to the best of the knowledge of the Sellers, after due inquiry, the premises and improvements thereto and the purposes for which any of them are used, comply in all material respects with the relevant zoning, building, environmental and other governmental or municipal by-laws, laws, requirements, regulations and ordinances (including municipal and provincial fire regulations and pollution control regulations) and with Fire Underwriters' regulations;

      (iv) there has not been received by the Corporation or the Holding Companies or anyone on behalf of them, any notice with respect to any by-law change affecting the premises or relating to any threatened or pending condemnation or expropriation of such premises;

      (v) neither the Corporation nor the Holding Companies nor anyone on behalf of them has received any notice from any insurance carrier of defects or inadequacies in any of the premises, which, if not corrected, could result in termination of insurance coverage or an increase in the cost of coverage.

(w)   Environmental Matters and Occupational Health and Safety.

      (i) the Corporation and the Holding Companies have in connection with the carrying on of the Business complied with and will be in compliance with all federal, provincial and municipal orders, regulations and by-laws relating to environmental and occupational health and safety matters, including the disposal of hazardous substances;

      (ii) the Corporation and the Holding Companies have in connection with the carrying on of the Business complied with all federal, provincial and municipal orders, regulations and by-laws relating to environmental matters and the disposal of waste and there has not been any other events, accidents or episodes of a similar nature that would impose duties and obligations on the Corporation under environmental legislation of other governmental authority having jurisdiction;

      (iii) the processing, storage, and handling, and disposal of chemicals, hazardous substances and other products harmful to the environment and of biological waste and other dangerous or potentially dangerous materials in connection with the carrying on of the Business are being conducted in accordance with all applicable municipal, provincial and federal legislation and guidelines;

      (iv) all environmental approvals or certificates required to be held by the Corporation or the Holding Companies by any level of government or governmental organization or agency have been obtained, are valid and in full force and effect, have been, are being, and will be complied with as of the Time of Closing, and there have been and are no proceedings commenced or threatened to revoke or amend any environmental approvals. No investigation or evaluation has been commenced with respect to any alleged breach of any environmental law or regulation; and

      (v) all material environmental studies or assessments relating to the Corporation, the Holding Companies or the Business have been delivered to the Buyer.

(x) Equipment Leases. A complete list of all equipment leases to which the Corporation or the Holding Companies is a party is listed in Section 3.1(x) of the Seller Disclosure Schedule. A full and complete copy of each equipment lease shall be produced to the Buyer. Each of such equipment leases:

      (i) is in full force and effect and in good standing and constitutes a legal, valid and binding obligation of the Corporation or the Holding Companies as the case may be; and

      (ii) will continue in effect notwithstanding the closing of the transactions contemplated by this Agreement without the consent, approval or act of any party under such equipment lease, except as may be provided for in the copy of such equipment leases provided to Buyer's Counsel. The Sellers will assist the Buyer to obtain any required consents identified by the Buyer in the copies of the equipment leases provided to Buyer's Counsel, and the Sellers shall be responsible for any costs associated with any consent, approval or other act of any party which is required under any equipment leases.

(y) Insurance. All policies of fire and other insurance against casualty and other losses and public liability insurance carried by the Corporation and the Holding Companies are described in Section 3.1(y) of the Seller Disclosure Schedule (including the risks covered and limits of such policies) and are in full force and effect. A full and complete copy of each such insurance policy will be provided to the Buyer, and such policies are summarized in the Insurance Schedule attached hereto. All premiums in respect of such policies for which premium notices have been received have been paid in full as the same become due and payable. The Corporation and the Holding Companies have not failed to give any notice or present any claim under any insurance policy in due and timely fashion. There are no actual claims or claims threatened in writing against the Corporation or the Holding Companies which would come within the scope of such coverage nor are any such policies currently threatened with cancellation. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the Assets or the Business or by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on, or with respect to, any of the Assets or requiring or recommending any equipment or facilities to be installed on any premises from which the Business is conducted or in connection with any of the Assets. The Corporation and the Holding Companies do not have any knowledge of any material proposed increase in applicable insurance rates or of any conditions or circumstances applicable to the Business which might result in such increases. No such policy is terminable by virtue of the transactions contemplated by this Agreement.

(z) Proprietary Rights. Other than the trade name "LOGICORP" and the domain registration of "Logicorp.ca" the Corporation does not own any copyrights, uncopyrighted works, registered and unregistered trade marks, certification marks, trade names, industrial designs, patents, patent applications, unpatented inventions, trade secrets, know-how and other proprietary rights (collectively, the "Proprietary Rights") and no such Proprietary Rights are necessary or desirable in the conduct of the Business as now conducted. The conduct of the Business by the Corporation as now conducted does not, to the best of the knowledge of the Sellers, infringe or violate any Proprietary Rights belonging to third parties nor are the Sellers aware of any threatened potential claim with respect to such, including Proprietary Rights owned by a third party to any computer software programs now used in the conduct of the Business, all of which computer software programs are properly licensed by the Corporation or the Holding Companies.

(aa) Business Conducted in No Other Name. All business of the Corporation and the Holding Companies has been conducted in their respective names and for their benefit and there are no parties related, either directly or indirectly, which are competing for the business of the Corporation or the Holding Companies. There are no trademarks or trade names other than those set out in section 3.01(z) which are required to properly conduct the business of the Corporation.

(bb) Absence of Certain Changes or Events. Except as set out in Section 3.1(bb) of the Seller Disclosure Schedule, since the date of the most recent fiscal year end of the Corporation and the Holding Companies, neither of them has:

      (i) incurred any fixed or contingent obligation, liability or commitment except trade or business obligations incurred in the ordinary course of business, none of which is materially adverse or was entered into for inadequate consideration;

      (ii) discharged or satisfied any Encumbrance or paid or satisfied any fixed or contingent obligation or liability, except for current obligations or liabilities incurred in the ordinary course of business and except as otherwise provided for in this Agreement;

      (iii) mortgaged, pledged or subjected any of the Assets to any Encumbrance, other than liens, if any, for current taxes not yet due and payable;

      (iv) entered into any lease or rental agreement or transferred, leased, licensed or disposed of any of the Assets other than in the ordinary course of business and other than new leases or renewals of any of the leases and/or agreements to lease listed on the Seller Disclosure Schedule in accordance with the renewal rights contained therein;

      (v) waived, released, cancelled, forgiven or compromised any debt, claim or right, other than in the ordinary course of business;

      (vi) transferred or granted any right under any lease, license or other agreement or with respect to any intangible asset other than in the ordinary course of business;

      (vii) paid or agreed to pay any bonus, except as outlined on the Employment and Consulting Agreements Schedule;

     (viii) suffered any material casualty loss (whether or not covered by insurance) or any material operating or other loss;

      (ix) suffered any adverse change in, or any event or events which have had or will have a material adverse effect on the Assets or the liabilities of any of the Corporation or the Holding Companies, the conduct of the Business or the condition (financial or otherwise) or prospects of the Corporation, taken as a whole;

      (x) made any loan to or entered into any other transaction with any of its officers, directors, employees or shareholders giving rise to any claim or right of, by, or against any such person. The Corporation and the Holding Companies are not indebted to any of its officers, directors, employees or shareholders or any other person not dealing at arms' length with the Corporation except for the RCA Loans and loans to employees not exceeding $20,000 in aggregate;

      (xi) made or entered into any contract or commitment to make any individual capital expenditures in excess of $50,000 or in aggregate not more than $100,000;

      (xii) declared or paid any dividend or made or agreed to make any payment or distribution to any shareholder (including purchases and redemptions of issued and outstanding shares or any other securities);

     (xiii) issued, sold or granted any options, rights or warrants to purchase, or subscribe for, any shares of any corporation;

      (xiv) sold or otherwise disposed of any fixed or capital assets except in the ordinary course of business;

      (xv) amended or terminated any contract or agreement which is material to the Business; or

      (xvi) entered into any agreement or commitment to do or cause any of the matters described above to occur.

(cc) No Finder. Except as disclosed in Schedule 3.1(cc), the Corporation is not obliged to pay any finder's fee or any type of commission in connection with the transactions contemplated by this Agreement.

(dd) No Defaults under Agreements; No Violation of Laws. The Corporation and the Holding Companies have not received notice of, nor have knowledge of, the existence of any material default or event of default or the occurrence of any event which with notice or lapse of time, or both, would constitute a material default, and which is continuing, under the terms or provisions, express or implied, of any agreement to which any of the Assets, the Purchased Shares, or the conduct of the Business are subject. The Corporation and the Holding Companies have not received notice of, nor have any knowledge of, a violation of any applicable federal, provincial or municipal law, ordinance, regulation, order or requirement relating to the Assets, the Purchased Shares or the conduct of the Business which may have a material adverse effect on the Assets, the Purchased Shares, or the conduct of the Business. The Corporation and the Holding Companies are conducting the Business in compliance with all applicable laws, regulations, by-laws and ordinances of each jurisdiction in which the Business is carried on including any required extra provincial registrations except where such non-compliance would not be material to the conduct of the business of the Corporation.

(ee) Litigation. Except as set out in Section 3.1(ee) of the Seller Disclosure Schedule, no claim, action, suit, proceeding, litigation, arbitration or investigation has been commenced or threatened in writing against the Corporation, the Holding Companies, the Assets, the Purchased Shares, or the Business (including the properties of others used in the conduct of the Business), or the transactions contemplated by this Agreement, except as set out in Section 3.1(ee) of the Seller Disclosure Schedule, and no basis therefor is known to the Sellers. No matter which is set out in
      Section 3.1(ee) of the Seller Disclosure Schedule would, if decided adversely against the Corporation or the Holding Companies, have a material adverse effect on the conduct of the Business or upon the Assets or the Purchased Shares. Neither the Corporation, the Holding Companies, the Assets, or the conduct of the Business is subject to any continuing injunction, judgment or other order of any court, arbitrator, mediator or governmental agency. The Corporation and the Holding Companies are not in material default under any order, licence, regulation, nor in any default of any demand of any federal, provincial, municipal or other governmental agency or regulatory body or with respect to any order, writ, injunction or decree of any court.

(ff) Tax Matters. Subject to any requirement to file arising from, or in connection with, the transactions contemplated in this Agreement, the Corporation and the Holding Companies have:

      (i) prepared and filed with the appropriate governmental authorities by the required filing date all Tax Returns required to be filed by it under all applicable laws or regulations, which Tax Returns, were prepared in conformity with such applicable laws and regulations and properly reflect, and do not understate (including that all deductions taken and to be taken are reasonable and fully deductible for tax purposes in the manner claimed or to be claimed by the Corporation) the taxable income and the liability for Taxes of such corporation in the relevant taxation year;

      (ii)  duly and timely paid all Taxes as they have become due and payable;
            and

      (iii) made sufficient provision in the Financial Statements for all accrued but unpaid Taxes, if any, whether or not disputed, for all relevant periods.

      Income tax assessments have been issued to the Corporations covering all past periods up to and including the fiscal year ended June 30, 2000, and such assessments, if any amounts were owing in respect thereof, have been paid in full. Income tax assessments have been issued to 591360 covering all past periods up to and including the fiscal year ended June 30, 2000, and to 123557 covering all past periods up to and including the fiscal year ended October 31, 1995, and such assessments, if any amounts were owing in respect thereof, have been paid in full. There are no actions, suits, tax audits or other proceedings or investigations or claims in progress, pending or threatened in writing against the Corporation or the

      Holding Companies in respect of any Taxes and, in particular, there are no currently outstanding reassessments or written inquiries which have been issued or raised by any governmental authority relating to Taxes. The Corporation and the Holding Companies are not aware of any contingent liabilities for Taxes or any reasonable grounds for an assessment or reassessment of any Tax Return filed by the Corporation, and has not received any indication from any taxing authorities that an assessment or reassessment is proposed in respect of any Taxes, regardless of the merits. The Corporation and the Holding Companies have not executed or filed with any taxing authority any agreement extending the period for assessment, reassessment or collection of Taxes, or any waiver or agreement regarding statutes of limitations relating to Taxes. All Taxes which are required to be withheld or collected by the Corporation or the Holding Companies from payments made to its present and former employees, officers and directors, and to all persons who are not residents of Canada for purposes of the Income Tax Act have been duly withheld or collected and, to the extent required, have been duly remitted to the proper taxing authorities. The Corporation and the Holding Companies have properly withheld all Canada Pension Plan contributions, Employment Insurance premiums, and other Taxes payable by it in respect of its employees and has remitted, or will remit such amounts to the proper taxing authorities within the time required by the applicable legislation if such time is prior to the Closing Date. Copies of all Tax Returns and all schedules and other supporting documents thereto filed by the Corporation with all taxing authorities for each of the last three (3) completed fiscal years and all communications relating thereto have been delivered to the Buyer.

(gg) GST. The Corporation and the Holding Companies are properly registered under the Excise Tax Act (Canada) for the purposes of the goods and services tax (GST), if required pursuant to the provisions of the Excise Tax Act (Canada), and each has charged, collected and remitted, in the time and manner required under the said Act, all Taxes required to be charged, collected and remitted pursuant to Part IX of the Excise Tax Act (Canada) in respect of any "taxable supply" (as such term is defined under the applicable sections of the said Act) made by them.

(hh) Potential Conflicts of Interest. No officer, director or shareholder of the Corporation or the Holding Companies, and no person directly or indirectly controlling or controlled by, or under the direct or indirect control of, any of the foregoing persons:

      (i) owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any person which is a competitor, lessor, lessee, customer or supplier of the Corporation;

      (ii) holds a beneficial interest in any contract or other agreement to which the Corporation or the Holding Companies are a party or by which it is obligated or bound or to which any of the Assets may be subject;

      (iii) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including, without limitation, any Proprietary Rights) which the Corporation or the Holding Companies are using or the use of which is necessary for the Business; or

      (iv) has any cause of action or other claim whatsoever against the Corporation or the Holding Companies.

      All purchases or other similar transactions, if any, between the Corporation or the Holding Companies and any such persons have been made on the basis of prevailing market rates and all such transactions have been made on terms no less favourable to the Corporation or the Holding Companies than those which would have been available from unrelated third parties. There are no ongoing obligations of the Corporation or the Holding Companies to provide or purchase products or services at less than prevailing market rates.

(ii) Agreements. Section 3.1(ii) of the Seller Disclosure Schedule sets out a true and complete list of all contracts and agreements to which the Corporation or the Holding Companies are a party or by which the Corporation, the Holding Companies, or any of the Assets are bound or subject and which (i) pursuant to their provisions, performance by one or more of the parties thereto may extend beyond the first anniversary of this Agreement, or (ii) are material contracts to the conduct of the Business with a value or commitment in excess of $50,000. Each such contract is valid, binding, enforceable and in full force and effect. There is no default or event in the performance of such contracts that, with notice or lapse of time or both, would constitute a material default thereunder entitling one or more parties to such contract to terminate same.

(jj) Customers and Suppliers. The relationship of the Corporation and the Holding Companies with its customers, suppliers, and landlord is good. There has been no termination or cancellation of any relationship between the Corporation, or the Holding Companies, and any material supplier, or any customer or group of customers including without limitation Compaq, Lexmark, Citrix, Hewlett Packard, IBM, Microsoft, Novell and Toshiba, which individually or in the aggregate provided more than five percent (5%) of the combined gross revenues of the Business during the fiscal year ended June 30, 2001 with respect to the Corporation nor is there reason to believe that any such terminations or cancellations are threatened, except as disclosed in Section 3.1(jj) of the Sellers' Disclosure Schedule. The Corporation is not a party to any agreement which provides that any supplier will have the exclusive right to supply any materials or services to the Business.

(kk) Employment Agreements; No Union or Collective Bargaining Agreements. The Corporation and the Holding Companies are not a party to nor bound by any collective bargaining agreement nor has either of them conducted negotiations with respect to any such future agreement. No employees of the Corporation or the Holding Companies are represented by any trade union or association which might qualify as a trade union and there are no applications in progress or threatened which could result in the certification of a bargaining agent for any of their employees. There has been no strike, grievance, dispute, representation, arbitration, proceedings or other labour trouble against the Corporation or the Holding Companies and there is no such action or proceeding in progress or threatened in writing, and the Corporation and the Holding Companies do not know of any basis for any such action or proceeding. The Corporation and the Holding Companies have not received notice of, nor does it have any knowledge of, non-compliance with any laws concerning occupational safety, employment practices, terms and conditions of employment, wages and hours, and unfair labour practices, the enforcement of which would have a material adverse effect on the conduct of the Business. Section 3.1(kk) of the Seller Disclosure Schedule sets out a true and complete schedule, listing the names, total annual compensation, and period of employment of each person presently employed by the Corporation and the Holding Companies. There are no written employment contracts with any employee or independent contractor or any oral contracts of employment which are not terminable on the giving of reasonable notice other than as set out on the Employment and Consulting Agreements Schedule. All bonuses and vacation pay has been accrued or recorded on the books and records of the Corporation or the Holding Companies as the case may be, in a manner consistent with prior years.

(ll) Employee Benefit Matters. Section 3.1(ll) of the Seller Disclosure Schedule sets out a complete list of all employee benefit plans, including, without limitation, life insurance, hospitalization, medical and dental plans, executive compensation, bonus, deferred compensation, pension, retirement, profit sharing, stock purchase and option plans, and all other plans, arrangements or practices providing benefits for employees, officers, or directors of the Corporation and the Holding Companies (collectively the "Employee Benefit Plans"). The Corporation and the Holding Companies have no unfunded liability in respect of any of the Employee Benefit Plans other than as disclosed on the Employee Benefit Schedule. Each of the Employee Benefit Plans has been operated in accordance with its provisions and is in substantial compliance in all respects with all laws, rules and regulations governing each such plan. None of the Employee Benefit Plans or the related trusts thereunder is subject to any pending investigation, examination or other proceeding initiated by any court, arbitrator, governmental agency or regulating body.

(mm) Payments to Directors, Officers and Employees. Since June 30, 2001, no payments have been made or authorized by the Corporation or the Holding Companies to its respective officers, directors, shareholders or employees, except in the ordinary course of the business and at the regular rates or salary or remuneration payable to such persons, or as otherwise specifically disclosed or contemplated by this Agreement.

(nn) Sellers Claims; Amounts Due from Officers. As of this date, there are no accounts receivable, notes receivable or any other amounts due to the Corporation or the Holding Companies from their officers, directors or shareholders. Except as disclosed herein or contemplated by this Agreement, the Sellers do not have any claims against the Corporation or the Holding Companies other than the RCA Loans and any current salary or remuneration payable in the ordinary course.

(oo) Insolvency. The Corporation, the Holding Companies and the Sellers are not insolvent, have not committed an act of bankruptcy, proposed a compromise or arrangement of their creditors generally, had any petition or receiving order in bankruptcy filed against them, taken any proceedings with respect to a compromise or arrangement or to have a receiver appointed over any part of their assets, had an encumbrancer take possession of any of their property, nor had an execution or distress become enforceable or levied upon any of their property.

(pp) Sellers Resident of Canada. None of the Sellers are non-residents of Canada for the purposes of the Income Tax Act (Canada). All of the Sellers are residents of Alberta.

(qq) The Corporation and the Holding Companies are private corporations within the meaning of the Securities Act (Alberta) and the sale of the Purchased Shares by the Sellers to the Buyer is made in compliance with all applicable securities legislation.

(rr) Full Disclosure. The Corporation or the Sellers have delivered to the Buyer true and current copies or, if not available, photocopies of all agreements, documents and other instruments referred to in this Agreement. None of the foregoing representations and warranties and no other written statement furnished by the Sellers to the Buyer in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make any such statement or representation not misleading to a prospective purchaser of the Purchased Shares seeking full information as to the Corporation or the Holding Companies.

3.2 Representations and Warranties of the Buyer. The Parent and Buyer jointly and severally represent and warrant to the Sellers as follows and acknowledge that the Sellers are relying upon such representations and warranties in connection with the sale by the Sellers of the Purchased Shares and in connection with the issue of the Buyer Shares and the Parent Shares to the
Sellers:

(a) Corporate Existence. The Parent is duly incorporated, organized and validly existing under the laws of the State of New York, and the Buyer is duly incorporated, organized and validly existing under the laws of the Province of Ontario. The Parent and the Buyer have the corporate power and authority and do now possess all governmental and other permits, licences and other authorizations required to own or lease its properties, and to carry on its business as it was carried on at the applicable time.

(b) Authority. This Agreement, when executed and delivered by the parties hereto, will subject to the approval of shareholder of Parent and Buyer, constitute a valid and binding agreement of the Parent and Buyer in accordance with its terms. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement and the compliance with or fulfilment of the terms and provisions of this Agreement and the Registration Rights Agreement, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any of the Parent's or Buyer's constating documents or by-laws, or a default under any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which the Parent or the Buyer is a party or by which either are bound, or a default of any regulatory provisions affecting either of them. The Parent and Buyer are not party to or bound by any commitment, agreement or document containing any covenant which limits the freedom of the Parent and Buyer to compete or solicit any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operation or conditions of the Parent and Buyer or the continued operation of the Parent's and Buyer's business after closing.

(c) Authorized and Issued Capital. The authorized capital of the Parent consists of 50,000,000 shares of common stock, 1,500,000 preferred stock and one special voting share having the rights, privileges, restrictions and conditions as set out in the Certificate of Incorporation of the Parent, as amended to the date hereof, copies of which has been delivered to Sellers, of which 9,028,239 shares of Common Stock and one special voting share are issued and outstanding as fully paid and non-assessable and Cameron Chell, directly or indirectly has a controlling interest in the Parent. The authorized capital of the Buyer consists of an unlimited number of common shares and an unlimited number of exchangeable shares having the rights, privileges, restrictions and conditions as set out in the articles of incorporation of the Buyer, a copy of which has been delivered to Sellers, of which 100 common shares and 1 exchangeable share are issued and outstanding as fully paid and non-assessable to the Parent.

(d) Options and Calls. 1,488,750 options and 250,000 warrants to purchase shares of the Parent are outstanding and 1,805,648 shares of Parent common stock are reserved for issuance upon exercise of Parent Options. There are no outstanding agreements, calls, commitments, options, subscriptions, warrants or other rights or privileges to acquire the shares of the Buyer or to require the Buyer to issue additional shares, whether upon the conversion of other securities or otherwise..

(e) Financial Statements and Financial Books and Records. The Financial Statements of the Parent are as disclosed in the Parent's filings with the Securities and Exchange Commission and fairly and correctly set out and disclose in all material respects, in accordance with United States generally accepted accounting principles, consistently applied from year to year, the assets, liabilities, and financial position of the Parent as at the date of such financial statements. All financial transactions of the Parent relating to the Parent's business have been and will be accurately recorded in its books and records and, without limiting the generality of the foregoing, all monies set aside or held in trust by the Parent for the benefit of another person are properly accrued or so held and are completely and accurately recorded in the books and records of the Parent and no claim can be made against the Parent in respect thereof in excess of the amounts so set aside or held. The Financial Statements of the Parent include the financial position of the Buyer, and except for statements prepared for management, the Buyer does not have any financial statements relating to its financial position.

(f) Corporate Books and Records. The corporate records and minute books of Buyer (and to the best of knowledge of Parent the corporate record and minute books of Parent) are complete, accurate and up to date, and contain and will contain at the Time of Closing complete and accurate copies of all articles (as amended) and by-laws (as amended), minutes of all meetings and/or written resolutions of the directors and/or shareholders of the Parent or Buyer from incorporation to the Closing Date and all such by-laws were duly enacted and passed, all such meetings were duly held, and all such resolutions were duly enacted and passed and all matters and transactions contained or reflected in the minute books are in accordance with applicable corporation law requirements. The registers of shareholders and directors and registers of transfers are and will be accurate and complete on the Closing. No resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or shareholders of Buyer or (to the best of knowledge of Parent) by Parent, except those contained in the minute books.

(g) Disclosure to Accountants. The Parent has made known, or caused to be made known, to the accountants or auditors who have prepared the Parent's Financial Statements all material facts and circumstances that could affect the preparation of such Financial Statements. The Buyer has made known, or caused to be made known, to the accountants or auditors who have prepared the Buyer's Financial Statements all material facts and circumstances that could affect the preparation of such Financial Statements.

(h) Outstanding Indebtedness. Except as set out in the Financial Statements of the Parent and the Buyer, the Parent and the Buyer have no outstanding indebtedness, nor are they under any obligation to create or issue, any bonds, debentures, mortgages, notes, security agreements or other encumbrances except as set forth in Schedule 3.2(h).

(i) Directors and Officers . The directors and officers of the Parent and Buyer are as set out in the Parent's and Buyer's Directors and Officers Schedule.

(j) No Defaults under Agreements; No Violation of Laws. Except as disclosed in Parent's filings with the Securities and Exchange Commission, the Parent and Buyer have not received notice of, nor have knowledge of, the existence of any material default or event of default or the occurrence of any event which with notice or lapse of time, or both, would constitute a material default, and which is continuing, under the terms or provisions, express or implied, of any agreement to which any of the Parent's or Buyer's assets, the Parent's shares, or the conduct of the Parent's business are subject. The Parent and the Buyer have not received notice of, nor have any knowledge of, a violation of any applicable federal, provincial, state or municipal law, ordinance, regulation, order or requirement relating to the Parent's assets, the Parent's or Buyer's shares or the conduct of the Parent's business which may have a material adverse effect on the Parent's assets, the Parent's or Buyer's shares, or the conduct of the Parent's business. The Parent and the Buyer are conducting their respective businesses in compliance with all applicable laws, regulations, by-laws and ordinances of each jurisdiction in which their businesses are carried on, except where such non-compliance would not be material to the conduct of the business of either the Parent or the Buyer.

(k) Litigation. Except as disclosed in Parent's filings with the Securities and Exchange Commission, no claim, action, suit, proceeding, litigation, arbitration or investigation has been commenced or threatened in writing against the Parent, the Parent's assets, the Parent's Shares, or the Parent's business (including the properties of others used in the conduct of the Business), or the transactions contemplated by this Agreement and no basis therefor is known to the Parent. Neither the Parent, the Parent's assets, nor the conduct of the Parent's business is subject to any continuing injunction, judgment or other order of any court, arbitrator, mediator or governmental agency. The Parent is not in material default under any order, licence, regulation, nor in any default of any demand of any federal, provincial, municipal or other governmental agency or regulatory body or with respect to any order, writ, injunction or decree of any court.

(l) Tax Matters. Except as disclosed in Parent's filings with the Securities and Exchange Commission and subject to any requirement to file arising from, or in connection with, the transactions contemplated in this Agreement, the Parent and the Buyer have:

      (i) prepared and filed with the appropriate governmental authorities by the required filing date all Tax Returns required to be filed by it under all applicable laws or regulations, which Tax Returns, were prepared in conformity with such applicable laws and regulations and properly reflect, and do not understate (including that all deductions taken and to be taken are reasonable and fully deductible for tax purposes in the manner claimed or to be claimed by the Parent and the Buyer) the taxable income and the liability for Taxes of such corporation in the relevant taxation year;

      (ii)  duly and timely paid all Taxes as they have become due and payable;
            and

      (iii) made sufficient provision in their respective Financial Statements for all accrued but unpaid Taxes, if any, whether or not disputed, for all relevant periods.

      The Parent and the Buyer have paid all taxes owing in respect of any assessments and re-assessments received in respect of Taxes to the date hereof. Except as disclosed in the Parents filings with the Securities and Exchange Commission, there are no actions, suits, tax audits or other proceedings or investigations or claims in progress, pending or threatened in writing against the Parent or the Buyer in respect of any Taxes and, in particular, there are no currently outstanding reassessments or written inquiries which have been issued or raised by any governmental authority relating to Taxes. Except as disclosed in the Parents filings with the Securities and Exchange Commission, the Parent and the Buyer are not aware of any contingent liabilities for Taxes or any reasonable grounds for an assessment or reassessment of any Tax Return filed by them, and have not received any indication from any taxing authorities that an assessment or reassessment is proposed in respect of any Taxes, regardless of the merits. The Parent and the Buyer have not executed or filed with any taxing authority any agreement extending the period for assessment, reassessment or collection of Taxes, or any waiver or agreement regarding statutes of limitations relating to Taxes. Except as disclosed in the Parents filings with the Securities and Exchange Commission, all Taxes which are required to be withheld or collected by the Parent and the Buyer from payments made to its present and former employees, officers and directors, and to all persons who are not residents of Canada for purposes of the Income Tax Act have been duly withheld or collected and, to the extent required, have been duly remitted to the proper taxing authorities.

(m) Insolvency. The Parent and the Buyer are not insolvent, have not committed an act of bankruptcy, proposed a compromise or arrangement of their creditors generally, had any petition or receiving order in bankruptcy filed against them, taken any proceedings with respect to a compromise or arrangement or to have a receiver appointed over any part of its assets, had an encumbrancer take possession of any of its property, nor had an execution or distress become enforceable or levied upon any of its property.

(n) The issue to the Sellers of the Buyer Shares by the Buyer pursuant to this Agreement will be exempt from any registration and prospectus requirements of any securities legislation in the Provinces of Alberta and Ontario and in the State of New York, and except as set forth in the Registration Rights Agreement, the issue to the Sellers of the Parent Shares by the Parent pursuant to the Registration Rights Agreement will be exempt from any registration and prospectus requirements of any securities legislation in the Provinces of Alberta and Ontario and in the State of New York.

(o)   As of the date hereof and as of the Time of Closing:

      (i) the Parent is and will be a listed issuer of the Nasdaq SmallCap Market tier of the Nasdaq;

      (ii) the Parent has and will have performed or satisfied all of its undertakings to and all of its obligations and requirements with the Securities Exchange Commission and the Nasdaq;

      (iii) the Parent is not and will not be in default of any undertaking to or obligation or requirement with the Securities Exchange Commission or the Nasdaq; and

      (iv) no order has been or will have been issued to cease or suspend the trading of the securities of the Parent listed on the Nasdaq or to otherwise prohibit the issue of securities of the Parent, and no proceedings for such are pending or to the knowledge of the Parent, threatened.

(p) The issue of the Parent Shares to the Sellers pursuant to the Registration Rights Agreement will not:

      (i) require the consent of any party to any agreement or commitment to which the Parent is a party or by which the Parent is bound, other than the requirements of the Securities Exchange Commission and the Nasdaq; or

      (ii) result in a breach of or default under any loan or regulatory requirement applicable to the Parent.

(q) The Parent Shares will be tradable by the Sellers on the Nasdaq immediately upon the Parent Shares being transferred or issued to Sellers, registered in the names of the Sellers and the registration statement (including Parent Shares) being declared effective by the Securities Exchange Commission of the United States, and subject to applicable securities regulations, the Parent Shares will not be subject to any escrow terms or subject to any statutory or regulatory hold periods upon being transferred to and registered in the names of the Sellers.

(r) Full Disclosure. None of the information furnished by the Parent and Buyer to the Sellers in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make any such statement or representation not misleading to a prospective seller of the Purchased Shares seeking full information as to the Buyer.

                                4.00 - COVENANTS

4.1 Covenants of the Sellers and the Corporation During Interim Period. The Sellers hereby covenant that, during the Interim Period, they shall and shall cause LOGICORP, 123557, LSG, 591360 to and each of them hereby agrees to:

(a) carry on the Business in the ordinary course and use its reasonable best efforts to preserve the Assets, the Business and the clients and suppliers associated with the Business;

(b) give the Parent/Buyer, the Buyer's Counsel, the Buyer's Accountants and other representatives of the Buyer, reasonable access during normal business hours to the properties, books, contracts, commitments and records of the Corporation and the Holding Companies;

(c) treat in confidence all Confidential Information and other information and findings which it or any of its authorized representatives, the Sellers' Accountants or the Sellers' Counsel has obtained concerning the Parent, the Buyer and/or the Parent business during the Interim Period in the course of its investigations;

(d) furnish the Parent or the Buyer with all information concerning the affairs of the Corporation and the Holding Companies as they may reasonably request;

(e) instruct and authorize the accountants of the Corporation and the Holding Companies and the Sellers' Counsel to co-operate with the Buyer's Accountants and the Buyer's Counsel and instruct such auditors to give the Buyer's Accountants full access during such period to their files and working papers with respect to the Corporation and the Holding Companies;

(f) permit the Parent and Buyer and its representatives to observe all operations of the Corporation and the Holding Companies and to meet with such members of the management of the Corporation and the Holding Companies as they may designate for such purposes as they may deem to be appropriate;

(g) do all things and cause all things to be done to ensure that all the warranties and representations of the Sellers contained in this Agreement remain true and correct throughout the Interim Period as if such representations and warranties were continuously made throughout such period;

(h) not acquire or agree to acquire additional assets (or make leasehold improvements), except in the ordinary course of business and provided that the cost of such additional assets does not, in the aggregate, exceed $150,000 from the date hereof to the Closing Date, without the prior written approval of the Parent;

(i) not enter into or terminate any material contracts or any forward commitments for inventories or supplies, in writing or otherwise, other than material contracts or commitments made in the ordinary course of business not exceeding $100,000 without the prior written, approval of the Parent;

(j) not enter into any leases or agreements to lease, except with the prior written approval of the Parent;

(k) consult with, and comply with the Parent's reasonable wishes in connection with any decision to renew, or not renew, any lease or agreement to lease where such decision is required on or before the Closing Date;

(l) keep in full force and effect all licenses and governmental approvals required in the conduct of the Business;

(m) provide the Parent promptly with such interim financial statements and any other internally prepared month end financial statements as are customarily produced by the Corporation and the Holding Companies as and when they are available;

(n) not incur any other indebtedness, obligations or liabilities out of the ordinary course of business without the prior written approval of the Parent;

(o) not sell, agree to sell or otherwise dispose of any of the Assets (other than inventory and operating supplies sold or consumed in the ordinary course of business);

(p) pay, satisfy and discharge its obligations and liabilities in the ordinary course of business;

(q) not incur any capital expenditures out of the ordinary course of business without the prior written approval of the Parent in excess of $50,000;

(r) assist the Corporation (and the Holding Companies if necessary) to retain the services of all employees and not terminate any employees or contractors, except in the ordinary course of business;

(s) except as set out in this Agreement, not declare, pay or authorize any dividends or other distributions on any shares in the capital of the Corporation or the Holding Companies or declare any bonuses payable to the Sellers or any person not at Arm's Length with the Sellers, or pay or authorize the repayment of any moneys owing to the Sellers or any person not at Arm's-Length with the Sellers;

(t)   keep in full force and effect all insurance currently in effect;

(u) obtain all consents and approvals reasonably required by the Parent pursuant to the terms of any leases, contracts or rights of the Corporation and the Holding Companies; and

(v) promptly advise the Parent in writing of any material adverse change in the condition, financial or otherwise, of the Corporation, the Holding Companies, the Assets or the Business.

4.2 Covenants of the Buyer and Parent During Interim Period. The Parent and Buyer hereby covenant that, during the Interim Period, they shall:

(a) except for certain transactions contemplated in Parent's public filings and any other planned acquisitions or divestitures, carry on their business in the ordinary course and use its reasonable best efforts to preserve their assets, their business and the clients and suppliers associated with their business;

(b) give the Sellers, the Sellers' Counsel, the Sellers' Accountants and other representatives of the Sellers, reasonable access during normal business hours to the properties, books, contracts, commitments and records of the Parent and the Buyer;

(c) treat in confidence all Confidential Information and other information and findings which it or any of its authorized representatives, the Buyer's Accountants or the Buyer's Counsel has obtained concerning the Corporation, the Holding Companies and/or the Business during the Interim Period in the course of its investigations;

(d) furnish the Sellers with all information concerning the affairs of the Parent and the Buyer as the Sellers may reasonably request;

(e) instruct and authorize the auditors of the Parent and the Buyer's Counsel to co-operate with the Sellers' Accountants and the Sellers' Counsel and instruct such auditors to give the Sellers' Accountants full access during such period to their files and working papers with respect to the Parent;

(f) do all things and cause all things to be done to ensure that all the warranties and representations of the Buyer and the Parent contained in this Agreement remain true and correct throughout the Interim Period as if such representations and warranties were continuously made throughout such period;

(g) promptly advise the Sellers in writing of any material adverse change in the condition, financial or otherwise, of the Parent, the Buyer and their respective assets and business; and

(h) pay, satisfy and discharge their obligations and liabilities in the ordinary course of business.

4.3 Covenants Concerning Confidentiality. The parties hereto acknowledge that in order to facilitate the completion of the transactions contemplated herein that each will be afforded access to and be entrusted with Confidential Information that is not a matter of public record and has not been disclosed to any person who does not owe a duty of non-disclosure to the other pursuant to a written or oral agreement, at common law or under the terms of applicable legislation. The parties hereto acknowledges that the Confidential Information is proprietary and confidential and disclosure thereof to competitors of the other or to the general public would be detrimental to the best interests of the other and could cause irreparable harm to the business of the such party. The parties therefore agree that they will not, except for the benefit of and with the written consent of the other, their successors or assigns, or except as required by law, prior to the completion of the transactions contemplated herein or at any time, if the transactions contemplated herein are not completed for any reason whatsoever:

      (a) disclose or divulge any Confidential Information to any person, unless that person is also bound by a duty of confidentiality; or

      (b) use, directly or indirectly, any Confidential Information for any purpose other than to complete its due diligence in connection with the transactions contemplated herein, or disclose or use for any purpose other than that set out above, knowledge of the private affairs of the others business and in particular shall not solicit or attempt to solicit any client, customer, supplier or employee of the other away from the other;

      unless such party can establish beyond any reasonable doubt that the Confidential Information:

      (c) was previously known to the disclosing party, as evidenced by written records, which the disclosing party can prove predate this Agreement or any letters of understanding leading to this agreement; or

      (d) hereafter, and prior to disclosure or use as set out above, becomes generally known to the public through no act or omission of the disclosing party.

4.4 Covenants on Closing.

(a) To the extent that such are within the Sellers' power and control, the Sellers covenant that at the Time of Closing it will satisfy, or cause to be satisfied, all conditions precedent to the obligations of the Parent and Buyer set out in this Agreement including, without limitation, the provision of any information required by the Securities and Exchange Commission.

(b) To the extent that such are within the Parent's or Buyer's power and control, the Parent and Buyer covenant that at the Time of Closing they will satisfy, or cause to be satisfied, all conditions precedent to the obligations of the Sellers set out in this Agreement.

4.5 Post-Closing Covenants.

(a)   The Sellers agree that, subsequent to the Time of Closing, they will:

      (i) at the request and expense of the Parent and Buyer, execute and deliver such additional conveyances, transfers and other assurances as, in the opinion of the Buyer's Counsel, are reasonably required to carry out the intent of this Agreement and to transfer the Purchased Shares to the Buyer;

      (ii) take all steps reasonably required by the Parent or Buyer to assist them in making timely filings with the Securities and Exchange Commission;

      (iii) take all steps reasonably required by the Parent or Buyer to assist them in retaining the goodwill of the Corporation and the Business and in particular to retain all employees in the Employee Schedule unless the Parent or Buyer requests otherwise; and

      (iv) perform all of their obligations to be performed under this Agreement after the Time of Closing.

(b) The Parent and Buyer agree that, subsequent to the Time of Closing, they will, at the request and expense of the Sellers, execute and deliver such additional conveyances, transfers and other assurances as, in the opinion of the Seller's Counsel, are reasonably required to carry out the intent of this Agreement, including without limitation, certificates for all additional shares in the capital of the Parent as are required to be issued to the Sellers pursuant to section 2.4(c) hereof.

4.6 General Covenants. The parties covenant and agree as follows:

(a)   Notwithstanding any other provision set forth herein"

      (i) 123557 shall be entitled to pay out and distribute all cash on hand, if any, to Morris and Elaine or as they direct,

      (ii) 591360 shall be entitled to pay out and distribute all cash on hand, if any, to Fred or as he may direct,

      (iii) the Corporation and the Holding Companies shall pay to the Sellers, dividends, bonuses and other distributions, in such manner and in such amount as determined by the Sellers, provided that such payments do not result in the consolidated retained earnings of the Corporation and the Holding Companies being less than $425,000 for the period ending as of the Effective Date; and

      (iv) the Corporation shall be entitiled to make payments on the RCA Loans so as to reduce the balance owing on the RCA Loans to $1,500,000 as of the Effective Date

(b)   Notwithstanding any other provision set forth herein, prior to the Time of
      Closing:

      (i) 123557 may transfer to Morris, or to his nominee, all shares owned by 123557 in the capital of Logicorp Consulting Ltd., 779194 Alberta Ltd. and 779202 Alberta Ltd., and

      (ii) the Corporation may transfer and assign the existing life insurance policies held by the Corporation on the lives of Morris, Randy and Fred, to Morris, Randy and Fred or to their respective nominees, in such manner as they determine, provided that the transferee of each such asset shall be liable for all tax liabilities, if any, payable in respect of such transfer, and such transferee shall indemnify and save the Corporation harmless in respect of all such tax liabilities;

(c) The Corporation and the Holding Companies shall be responsible for the preparation and cost of all financial statements and tax returns of the Corporation and Holding Companies as will be required to be prepared in respect of the deemed year end that will result from the change of control of the Corporation and the Holding Companies on closing of the transactions, and such financial statements shall be prepared in a manner consistent with the preparation of financial statements for the prior years; notwithstanding the foregoing, the Sellers shall be responsible for the cost of all expenses required to be paid by them pursuant to Section
      11.3 hereof;

(d) For the purpose of determining any indemnity liability of the Sellers in respect of accounts receivable, monies received after the Time of Closing on account from a customer of the Corporation or the Holding Companies shall be applied towards payment of the oldest or longer outstanding accounts receivable of that customer with the Corporation and the Holding Companies unless such customer gives specific written instructions to allocate such payment to a specific account, in which case the payment received from such customer shall be applied towards payment of the account as instructed by the customer;

(e) At the Time of Closing the Buyer shall enter into a Unanimous Shareholders Agreement with Morris, Randy and Fred so as to restrict the number of directors of Logicorp and LSG to 4 in number until such time as all amounts owing in respect of the promissory notes referenced in Article 2 hereof have been paid in full to the Sellers, and providing for Morris, Randy and Fred to be appointed as 3 of such directors and for the fourth person to be a nominee of the Buyer. Each purchase made by Logicorp and LSG in excess of $100,000.00 shall require the unanimous approval of the Board of Directors of Logicorp and LSG, as the case may be, and unless made with the consent or approval in writing of the Buyer, the Board of Directors of Logicorp and LSG shall not sell all or substantially all of the Assets. Except as set forth in this subsection, the Buyer shall not restrict or abrogate the powers of the directors of Logicorp and LSG for so long as any amount remains owing to the Sellers in respect of the promissory notes referenced in Article 2 hereof.

(f) All documents herein required to be executed and delivered by one or more of the parties at the Time of Closing shall be in such form as is acceptable to all parties and their respective solicitors, acting reasonably;

(g) From time to time after the closing of the transactions contemplated herein, the Buyer and the Parent shall use commercially reasonable efforts to obtain the release of all guarantees and other indemnities that have been provided by the Sellers and their related entities in respect of the obligations of the Corporation and the Holding Companies; the Buyer and the Parent, jointly and severally, hereby covenant and agree to indemnify and save the Sellers harmless in respect of all actions, causes of actions, debts, damages, monies and costs, including legal costs on a solicitor/client basis, resulting from or arising out of the enforcement or attempted enforcement of any such guarantees of the Sellers or their related entitles;

(h) If the guarantees that have been provided by the Sellers to HSBC in respect of the obligations of the Corporation and the Holding Companies have not been released by HSBC to the Sellers on or before January 31, 2002, then on or prior to the Time of Closing the Buyer and the Parent shall cause Cameron Chell to also provide his personal guarantee to HSBC in respect of the obligations of the Corporation and the Holding Companies; such guarantee of Cameron Chell shall be in a form similar to the form of guarantees provided by the Sellers to HSBC but with the principal limit of the guarantee of Cameron Chell being equal to one-quarter of the aggregate principal limit of the guarantees of the Sellers to HSBC; notwithstanding any other provision set forth herein, on or before the expiry of 15 months from the Effective Date, the Buyer and the Parent shall obtain the release of all guarantees that have been provided by the Sellers to HSBC in respect of the obligations of the Corporation and the Holding Companies; in the event that the aforesaid guarantees of the Sellers have not been released by HSBC on or before January 31, 2001 and if Cameron Chell does not provide his guarantee as aforesaid to HSBC on or prior to the Time of Closing, then the Buyer and the Parent shall pay a monthly fee to the Sellers in the aggregate amount of $10,000.00, payable on the first day of each and every month commencing the first day of the month next following the Time of Closing and continuing thereafter until the aforesaid guarantees of the Sellers have been released by HSBC or Cameron Chell has provided his guarantee as aforesaid to HSBC, whichever is the earlier;

(i) Until such time as all monies have been paid in respect of all promissory notes referenced herein and the Sellers and their related entities have been released of all obligations and liabilities under all guarantees and other indemnities that they have provided in respect of the obligations of the Corporation and the Holding Companies, the Corporation and the Holding Companies may declare, book and accrue, but shall not pay, any distributions to the Buyer or the Parent or any other Person not dealing at Arm's Length with the Buyer or the Parent (whether by way of dividends or bonuses or otherwise) or pay any management fees or similar expenses (but excluding product purchases from Buyer, Parent or parties not dealing at Arm's Length with the Buyer) claimed by the Buyer or the Parent (whether or not recorded or accrued on the books and records of the Corporation and the Holding Companies), without the approval or consent in writing of the Board of Directors or President (for amounts under $35,000.00) of Logicorp and LSG, and in any event, no such distributions, management fees or expenses shall be considered for the purpose of calculating EBITDA pursuant to this Agreement unless first approved by the Board of Directors or President (for amounts under $35,000.00) of Logicorp and LSG;

(j) As and from the date hereof, neither the Buyer nor the Parent shall amend their Articles of Incorporation or Certificate of Incorporation, respectively, so as to add, change or remove any provisions restricting or constraining the transfer or redemption of the Buyer Shares or the Parent Shares, or to amend, alter or change any rights, privileges, restrictions or conditions relating to the Buyer Shares unless such amendments are made with the consent in writing of the Sellers; and

(k) Unless the Board of Directors otherwise determines, the Buyer and the Parent shall loan or otherwise fund to the Corporation the $500,000.00 payment due by the Corporation on the twelfth (12th) month after the Effective Date in respect of the RCA Loans.

(l) Buyer agrees to provide notice to Sellers or any claims of creditors of the Corporation or the Holding Companies for which the Sellers may be liable for hereunder within five (5) days of receipt of such claims.

            5.00 - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

5.1 Conditions Precedent . The obligations of the Parent and the Buyer under this Agreement are subject to the fulfilment, at or before the Time of Closing, of the following conditions. All of the following conditions have been included for the sole benefit of the Parent and the Buyer and each is a condition of the closing of the transactions provided for in this Agreement. Any of the following conditions may be waived by the Parent or Buyer, in whole or in part, at or at any time prior to the Time of Closing, provided that no such waiver shall constitute a waiver by the Parent or Buyer of any of its other rights or remedies in connection with any other condition or conditions, and any waiver will only be binding upon the Parent or Buyer if made by them in writing:

(a) No Misrepresentations or Breach of Covenants and Warranties. All of the representations and warranties of the Sellers contained in this Agreement are true and correct in all respects at the Time of Closing with the same effect as though such representations and warranties had been made at and as of such time and there has been compliance by the Sellers with, and no breach by the Sellers of, any of its covenants in this Agreement.

(b) No Changes in Operations. During the Interim Period, there has been no material adverse change in the Assets or in the Business or in the affairs, liabilities, or condition (financial or otherwise), or prospects of the Corporation or the Holding Companies or the Business, or other event or development which would, in the sole discretion of the Parent or Buyer, affect the decision of a prudent purchaser in similar circumstances to complete the purchase of the Purchased Shares. In the event that the Sellers do not prevent the Corporation or the Holding Companies from entering into or terminating any material contracts with a value of over One Hundred Thousand Dollars ($100,000) without the consent of the Parent during the interim period, such entering into or termination of contracts will be deemed to be a material adverse change.

(c) Retention of Employees and Key Contracts. The Parent shall be satisfied that arrangements have been made to ensure the continued employment of substantially all employees (at least 80% of those employees listed) in the Employee Schedule and subject to subparagraph (e) below, the continued employment of Fred Johannesen and Randy Baxandall (Johannesen on a fulltime basis and Baxandall on a part-time basis), and the continued relationship with all agents, suppliers, subcontractors and customers who the Parent, in its sole discretion, acting reasonably, determines to be essential for the continued operation of the Business.

(d) No Undisclosed Material Liabilities. No material liabilities of the Corporation, being liabilities in aggregate of more than One Hundred Thousand Dollars ($100,000), contingent or otherwise shall exist which have not been recorded on the Financial Statements of the Corporation nor shall there be any actions, causes of action, suits, damages, judgments, claims or demands pending, threatened or otherwise against the Corporation which have not been disclosed to the Parent in writing prior to the date hereof. This clause will not apply if, after the determination of such unrecorded liabilities and the satisfaction of the Buyer with the quantification of such, the Sellers agree to a decrease in the Purchase Price by an amount equivalent to such unrecorded liabilities.

(e) Employment Contracts with Fred Johannesen and Randy Baxandall. Each of Fred Johannesen and Randy Baxandall shall have entered into an employment agreement for a term of three (3) years with Logicorp. The agreement with Fred Johannesen shall include annual remuneration of $150,000, a bonus (except in the first year) for achievement thresholds to be set forth in the agreement and a non-competition and non-solicitation covenant during the term thereof and for one (1) year thereafter. The Buyer shall have agreed to a satisfactory arrangement with Randy Baxandall commensurate with the time he will spend working for the Corporation and which will contain a non-competition and non-solicitation covenant during the term thereof and for one (1) year thereafter. Morris shall deliver a non-competition covenant to the Parent for the time that he serves on the board of directors of the Corporation and for one year thereafter.

(f) Officer's Declaration of the Corporation. The Parent and Buyer shall have received a statutory declaration of a senior executive officer of the Corporation and for each Holding Company that:

      (i) there are not any applications or filings outstanding which would in any way alter the constating documents or corporate status of such corporation;

      (ii) no resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or the shareholders of such corporation, except those contained in the minute books of such corporation;

      (iii) there is no unanimous shareholders' agreement in place which restricts, in whole or in part, the powers of the directors of such corporation to manage or supervise the management of the Business and affairs of the corporation;

      (iv) the persons listed as directors of the corporation on such declaration are all of the directors of the corporation and the persons listed as officers of the corporation on such declaration are all of the officers of the corporation, and hold the offices set out opposite their respective names on the declaration; and

      (v) such persons have no knowledge of any action, suit or proceeding by any governmental body or authority, or by any private third party, seeking to restrain the transactions contemplated by this Agreement or its consummation which has been threatened or instituted against the corporation and remains pending at the Time of Closing.

(g) Declaration of the Sellers. The Parent and Buyer shall have received a statutory declaration of each Seller that:

      (i) all representations and warranties of the Sellers contained in this Agreement are true and correct at the Time of Closing as though then made;

      (ii) there has been compliance with each of the covenants and obligations on the part of the Sellers required to be complied with at or before the Time of Closing; and

      (iii) the sale of the Purchased Shares has been authorized by all necessary actions including all necessary shareholders' authorizations and any required consents of the trustees of the Trust.

(h) Restraint of Transactions. No order of any court of competent jurisdiction is in effect restraining the transactions contemplated by this Agreement.

(i) Agreements and Consents. All consents of any persons, which are necessary to be obtained by the Buyer, the Corporation, the Holding Companies, or the Sellers for the consummation of the transactions contemplated by this Agreement and for the continuance of all contracts, agreements, licenses, permits and authorizations material to the Business and operations of the Corporation or the Holding Companies have been obtained by the Buyer, the Corporation or the Sellers as the case may be at the Sellers' sole cost and expense, except for any such Buyer consents, and shall have been delivered to the Buyer at, or before, the Time of Closing.

(j) Opinion Letter of Sellers' Counsel. The Buyer and the Buyer's Counsel have received an opinion from the Sellers' Counsel, dated the Closing Date, in a form satisfactory to Buyer's Counsel acting reasonably. In giving such opinion the Sellers' Counsel may rely, as to matters of fact, upon certificates of senior executive officers of the Buyer or Parent and a certificate of an official of the jurisdiction governing the status of the Seller as to the corporate status of the Seller, provided that the Sellers' Counsel state that they believe that they are justified in relying upon such certificate and deliver copies of all certificates relied upon to the Buyer and the Buyer's' Counsel prior to, or at, the Time of Closing. Sellers' Counsel may also rely upon the opinions of other counsel in each jurisdiction relevant to the transactions contemplated herein.

(k) Additional Closing Deliveries. In addition to any other instruments and documents required to be delivered by the Sellers to the Buyer pursuant to this Agreement, the Sellers have delivered to the Buyer, at or before the Time of Closing, the following:

      (i) certificates representing the Purchased Shares registered in the name of the Sellers duly endorsed for transfer to the Buyer;

      (ii) the resignation of each of the directors and officers of the Corporation except Randy Baxandall, Fred Johannesen and Morris Chynoweth and a release from each of such persons; and

      (iii) all other indemnities, agreements, instruments, consents and documentation as are consistent with the provisions hereof and reasonably required in the opinion of Buyer's Counsel to complete the transactions as contemplated herein.

(l) Release of Encumbrances. Except for security granted to HSBC with respect to an operating line of $3,000,000, a term loan of $300,000 and an evergreen loan facility of $300,000, and except for security relating to the RCA Loans listed in Section 5.1(l) of the Sellers' Disclosure Schedule, and except for the permitted encumbrances identified in Schedule 3.1(o) (collectively the "Permitted Encumbrances") all other encumbrances with respect to the Purchased Shares and the Corporation and the Holding Companies shall have been released and discharged on or before the Closing Date, or the Sellers shall provide satisfactory evidence that the amount required to obtain such releases and discharges, as stated in writing by the holder of the encumbrance, has been paid to such holder or directed from the proceeds of closing to be paid to such holder and the holder has given an undertaking in writing to release and discharge the Sellers from such encumbrance.

(m) Financing. The Parent and Buyer shall have obtained financing in the minimum amount of $3,000,000 pursuant to a private placement to be sold by Joseph Gunnar & Co. pursuant to an agency agreement dated November 14, 2001.

(n) Schedules. The Parent must be satisfied with all information and supporting documentation provided with respect to all schedules whether attached on the date hereof or hereafter.

(o) RCA Loans. RCA Loans of One Million Five Hundred Thousand Dollars ($1,500,000) have been made to LOGICORP and shall continue to be outstanding on the Effective Date, and such loans shall be due two (2) years following the Effective Date with monthly payment of principal and interest in accordance with the particulars set forth in Schedule 5.1(o) until the due date and with interest accruing at a rate equal to HSBC prime (from time to time) plus 4.75% per annum.

(p) Buyer shall be satisfied that $1,500,000 in RCA Loans exist on the Effective Date and that the existing credit facilities of $3,600,000 with HSBC shall be available on Closing. The Buyer and the Parent each acknowledges that it may be required to guarantee the credit facility and term loan and shall use commercially reasonable efforts to maintain the existing credit facilities with HSBC upon closing. Any security granted on the RCA Loans shall be subordinate to the bank or primary lender's security provided such security does not secure indebtedness in excess of $4,000,000 in the aggregate or such greater amount as the holders of such security may determine. The existing credit facilities of $3,600,000 may be increased up to $4,600,000 provided that (i) the Sellers shall not be required to increase their existing guarantee obligations and (ii) the RCA Loans are prepaid by the Corporation by an amount equal to the amount of the increase in the credit facilities over $4,000,000.

5.2 Result of Failure to Satisfy Condition Precedent. If any of the foregoing conditions precedent to the obligations of the Parent and Buyer have not been satisfied at the Time of Closing, and have not be waived by the Parent and Buyer at, or at any time prior to, the Time of Closing, the Parent and Buyer may:

(a) refuse to complete the transactions contemplated in this Agreement by giving written notice to the Sellers or the Seller's Counsel and, in such event, all parties shall be released from their obligations under this Agreement except as set out in Section 4.3; or

(b) complete the transactions provided for in this Agreement, it being expressly understood and agreed that the completion of such transactions shall not constitute a waiver of any rights or remedies the buyer may have in connection with any misrepresentation or breach of warranty or covenant herein.

           6.00 - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS

6.1 Conditions Precedent. The obligations of the Sellers under this Agreement are subject to the fulfilment, at or before the Time of Closing, of the following conditions. All of the following conditions have been included for the sole benefit of the Sellers and each is a condition of the closing of the transactions provided for in this Agreement. Any of the following conditions may be waived by the Sellers, in whole or in part, at or at any time prior to the Time of Closing, by a waiver in writing signed by the Sellers, provided that no such waiver shall constitute a waiver by the Sellers of any of his rights or remedies in connection with any other condition or conditions, and any waiver will only be binding upon the Sellers if made in writing by the Sellers.

(a) No Misrepresentations or Breach of Covenants and Warranties. All of the representations and warranties of the Parent and Buyer contained in this Agreement are true and correct in all respects at the Time of Closing with the same effect as though such representations and warranties had been made at and as of such time and there has been compliance by the Parent and Buyer with, and no breach by the Parent and Buyer of, any of its covenants in this Agreement.

(b) Officer's Declaration. The Sellers shall have received a statutory declaration of a senior executive officer of the Parent and Buyer that:

      (i) all representations and warranties of the Parent or Buyer contained in this Agreement are true and correct at the Time of Closing as though then made;

      (ii) there has been compliance with each of the covenants and obligations on the part of the Parent or Buyer required to be complied with at or before the Time of Closing;

      (iii) the purchase of the Purchased Shares has been authorized by all necessary actions including actions of the directors and shareholders of the Buyer and any required actions with the U.S. securities regulators; and

      (iv) such person has no knowledge of any action, suit or proceeding by any governmental body or authority, or by any private third party, seeking to restrain the transactions contemplated by this Agreement or its consummation which has been threatened or instituted against the Buyer and remains pending at the Time of Closing.

(c) Restraint of Transactions. No order of any court of competent jurisdiction is in effect restraining the transactions contemplated by this Agreement.

(d) Agreements and Consents. All consents of any persons, which are necessary to be obtained by the Parent or Buyer for the consummation of the transactions contemplated by this Agreement have been obtained by the Parent or Buyer at its sole cost and expense, and all consents of any persons which are necessary to be obtained by the Sellers or the Corporation for the consummation of the transaction contemplated by this Agreement and for the continuance of all contracts, agreements, licenses, permits and authorizations material to the business and operations of the Corporation have been obtained, provided that the Sellers uses their best efforts to obtain all such consents.

(e) Opinion Letter of Counsel for Buyer. The Sellers and the Sellers' Counsel have received from the Buyer's Counsel and Parent's Counsel an opinion, dated the Closing Date, in a form acceptable to Sellers' Counsel, acting reasonably. In giving such opinion the Buyer's Counsel may rely, as to matters of fact, upon certificates of senior executive officers of the Parent or Buyer and a certificate of an official of the jurisdiction governing the status of the Buyer as to the corporate status of the Buyer, provided that the Buyer's Counsel state that they believe that they are justified in relying upon such certificate and deliver copies of all certificates relied upon to the Sellers and the Sellers' Counsel prior to, or at, the Time of Closing. Buyer's Counsel may also rely upon the opinions of other counsel in each jurisdiction relevant to the transactions contemplated herein.

(f) Schedules. The Sellers must be satisfied with all information and supporting documentation provided with respect to all schedules whether attached on the date hereof or hereafter.

(g) Share Pledge. The Buyer shall have entered into a share pledge agreement in a form of acceptable to the Sellers to secure outstanding portions of the Purchase Price payable pursuant to the Promissory Notes to be issued to the Sellers under section 2.

(h) Employment Agreements. Fred and Randy shall be satisfied with their form of Employment Agreement.

(i) No Undisclosed Material Liabilities. No material liabilities of the Buyer or Parent, being liabilities in aggregate of more than One Hundred Thousand Dollars ($100,000), contingent or otherwise shall exist which have not been recorded on the Financial Statements or in public filings of Parent with the Securities and Exchange Commission nor shall there be any actions, causes of action, suits, damages, judgments, claims or demands pending, threatened or otherwise against the Parent or Buyer which have not been disclosed in public filings of Parent with the Securities and Exchange Commission.

(j) Additional Closing Deliveries. In addition to any other instruments and documents required to be delivered by the Buyers or Parent to the Sellers pursuant to this Agreement, all other indemnities, agreements, instruments, consents and documentation as are consistent with the provisions hereof and reasonably required in the opinion of Sellers' Counsel to complete the transactions as contemplated herein.

(k) Registration Rights Agreement. The Registration Rights Agreement shall be in a form acceptable to the Sellers; the Buyer and the Parent shall provide a draft of the Registration Rights Agreement to the Sellers within 14 days of the date of this Agreement.

6.2 Result of Failure to Satisfy Condition Precedent. If any of the foregoing conditions precedent to the obligations of the Sellers have not been satisfied at the Time of Closing, and have not been waived by the Sellers at, or at any time prior to, the Time of Closing, the Sellers may:

(a) refuse to complete the transactions contemplated in this Agreement by giving written notice to the Buyer or the Buyer's Counsel and, in such event, all parties shall be released from their obligations under this Agreement except as set out in section 4.3; or

(b) complete the transactions provided for in this Agreement, it being expressly understood and agreed that the completion of such transactions shall not constitute a waiver of any of the Sellers' rights or remedies in connection with any misrepresentation or breach of warranty or covenant herein.

                              7.00 - RISK OF LOSS

7.1 Risk of Total Loss. If, at or before the Time of Closing, all or substantially all of the Assets are destroyed or damaged by fire, or any other casualty, or are expropriated or otherwise seized by governmental or other lawful authority, the Sellers shall immediately advise the Buyer in writing and the Buyer shall have the option, exercisable by notice in writing:

(a) to complete the transactions provided for in this Agreement, provided that the Purchase Price shall be reduced by an amount equal to the replacement cost of the Assets destroyed, damaged, expropriated or seized minus the amount of all insurance proceeds and other compensation payable to the Corporation in connection with, or as a result of, such destruction, damage, expropriation or seizure; or

(b) to refuse to complete the transaction contemplated herein by notice to the Sellers and, in such event, all parties hereto shall be released from all obligations hereunder except the obligations of such party to maintain the confidentiality of Confidential Information obtained in the course of the negotiation of this Agreement and the due diligence leading up to the Time of Closing.

7.2 Risk of Partial Loss. If, at or before the Time of Closing, a material part of the Assets, but less than all or substantially all of the Assets, are destroyed or damaged by fire, or any other casualty, or are expropriated or otherwise seized by governmental or other lawful authority, the Sellers shall immediately advise the Buyer in writing and the Buyer shall have the option, exercisable by notice in writing:

(a) to complete the transactions provided for in this Agreement, without reduction of the Purchase Price provided that the amount of all insurance proceeds and other compensation payable to the Corporation in connection with, or as a result of, such destruction, damage, expropriation or seizure is paid to the Corporation; or

(b) to refuse to complete the transaction contemplated herein by notice to the Sellers and, in such event, all parties hereto shall be released from all obligations hereunder except the obligations of such party to maintain the confidentiality of Confidential Information obtained in the course of the negotiation of this Agreement and the due diligence leading up to the Time of Closing.

               8.00 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES

8.1 Survival of the Sellers' Representations, Warranties and Covenants. The representations, warranties and covenants of the Sellers contained in this Agreement shall, unless otherwise expressly provided in this Agreement, survive the closing of the transactions provided for in this Agreement and, notwithstanding such closing and notwithstanding any investigations made by or on behalf of the Parent or Buyer, shall continue in full force and effect:

(a) with respect to those representations and warranties relating to Taxes, for so long as the Corporation may be assessed or reassessed, or any action or proceeding may be brought against the Corporation in connection with Taxes; and

(b) three (3) years from the Closing Date with respect to all other representations, warranties and covenants of each of the Sellers .

8.2 Survival of the Buyer's Representations, Warranties and Covenants. The representations, warranties and covenants of the Parent/Buyer contained in this Agreement shall survive the closing of the transactions provided for in this Agreement and, notwithstanding such closing and notwithstanding any investigations made by or on behalf of the Sellers, shall, unless otherwise expressly provided in this Agreement, continue in full force and effect for a period of three (3) years after the Time of Closing.

                             9.00 - INDEMNIFICATION

9.1 Indemnification by Sellers. In the event that the transactions provided for in this Agreement are completed and it is subsequently determined that the Corporation or the Parent or Buyer or any agent, employee, affiliate, successor or nominee of the Corporation or the Parent or Buyer, or any of the officers, directors, shareholders, subsidiaries, affiliates, employees and agents of any of the aforesaid (collectively the "Indemnified Parties") has or is subject to any loss, damage, liability, deficiency, claim, cost, recovery, expense (including interest, penalties and reasonable legal fees), assessment or re-assessment (collectively the "Claims") arising out of or from, the incorrectness, failure, non-compliance or other breach of any representation, warranty or covenant made by the Sellers pursuant to this Agreement, notwithstanding any investigations made by the Parent or Buyer or its representatives, and including any accounts receivables of the Corporation existing as of the Time of Closing which have not been collected within 180 days from the Time of Closing, the Sellers unconditionally agree to indemnify and save harmless the Indemnified Parties for the amount of such Claims, accounts receivables and any liability for Taxes arising in the Corporation or holding Companies for periods prior to the Effective Date. The obligation of the Sellers to indemnify the Indemnified Parties pursuant to the foregoing is limited, in the case of accounts receivables of the Corporation, to the amount of accounts receivable which have not been collected in full within 180 days of the Closing Date and which, in the aggregate, exceed fifteen percent (15%) of the aggregate amount (before deduction of any reserve or allowance for doubtful accounts) of all accounts receivable of the Corporation on the Closing Date; notwithstanding the foregoing, the Sellers shall not be responsible to indemnify any party in respect of any accounts receivable or other intercorporate debt between and among any of Logicorp, LSG, 123557 and 591360. Any Claim against the Sellers under this section shall be in writing and shall be made within one hundred and twenty (120) days of the date on which such representation or warranty ceases to survive according to the provisions of this Agreement. In the event that the Sellers make an indemnity payment with respect to accounts receivable, then the uncollected accounts receivable in respect of which the indemnity payment is made, shall be transferred and assigned to the Sellers as of the date of the indemnity payment.

The Indemnified Parties shall forthwith notify the Sellers of any liability or Claim for which the Sellers may be liable hereunder promptly after the Indemnified Parties receive notice thereof and the Sellers shall have the right to participate in any negotiations with respect thereto. The Sellers shall at all times have the right, at its joint sole expense, to dispute and contest any liability to, or Claim asserted by, any person other than the Indemnified Parties for which the Sellers may be liable hereunder, provided that the Sellers first admit to the Buyer that if there is a liability in respect of such Claim, the Sellers is responsible for such liability. The Indemnified Parties shall, and shall cause the Corporation to, fully co-operate with the Sellers and its counsel in any proceedings with respect to any such liability.

There shall be no obligation for the Sellers to indemnify the Parent or the
Buyer:

(a) in respect of any Claims occurring within 12 months of the Closing Date if such Claims have already been taken into account in reducing the Purchase Price pursuant to section 2.4(a) hereof;

(b) unless the amount required to be paid in respect of the Claims or the aggregate Claims exceeds $100,000; or

(c) in respect of any Claims that are paid pursuant to an insurance policy of the Corporation or Holding Companies.

9.2 Indemnification by Buyer and Parent. In the event that the transactions provided for in this Agreement are completed and it is subsequently determined that the Sellers have or are subject to any loss, damage, liability, deficiency, claim, cost, recovery, expense (including interest, penalties and reasonable legal fees), assessment or re-assessment (collectively the "Claims") arising out of or from the incorrectness, failure, non-compliance or other breach of any representation, warranty or covenant made by the Buyer and the Parent, or either of them, pursuant to this Agreement, notwithstanding any investigations made by the Sellers or their representatives, the Buyer and the Parent unconditionally covenant and agree, jointly and severally, to indemnify and save harmless the Sellers for the amount of such Claims. Any Claim against the Buyer and the Parent under this section shall be in writing and shall be made within 120 days of the date of which such representation, warranty or covenant ceases to survive according to the provisions of this Agreement.

      The Sellers shall forthwith notify the Buyer and the Parent of any liability or Claim for which the Buyer and the Parent, or either of them, may be liable hereunder promptly after the Sellers receive notice thereof and the Buyer and the Parent shall have the right to participate in any negotiations with respect thereto. The Buyer and the Parent shall at all times have the right, at their joint sole expense, to dispute and contest any liability to, or Claim asserted by, any person other than the Sellers for which the Buyer and the Parent may be liable hereunder, provided the Buyer and the Parent first admit to the Sellers that if there is a liability in respect of such Claim, the Buyer and the Parent are responsible for such liability.

      9.3 Litigation. The Sellers hereby, irrevocably and unconditionally, agrees to indemnify and save harmless each of the Indemnified Parties from and against any and all Claims incurred in connection with existing, pending and threatened litigation. The Sellers agree to defend diligently such litigation through counsel to be agreed upon by both the Buyer and the Sellers, and to advise and keep the Buyer informed of all material developments relating thereto and that they will not settle or otherwise compromise any such action without the consent of the Buyer.

      9.4 Set Off and Similar Rights of the Buyer. In the event that the Sellers fail to make any payment required to be made pursuant to this Agreement, including without limitation, payments required pursuant to the indemnification provisions of this Article, and such payment has not been disputed or contested by the Sellers, then the Parent or Buyer shall be entitled, in addition to any other remedies in this Agreement, or at law or in equity, to set off the amount of such payment against any other amount which may be or become due from the Parent or Buyer or the Corporation to the Sellers, however arising, notwithstanding that such indebtedness might have arisen from a different transaction.

      9.5 Reimbursement. If any Claim is made by any of the Indemnified Parties under this Article and such claim is shown to be wrongfully made, then the Indemnified Party to whom payment had been made under this Article shall reimburse the Sellers for the amount paid by the Sellers or by the Parent or Buyer on the Sellers' behalf on account of such Claim.

                           10.00 - REPURCHASE RIGHTS

10.1 Repurchase Rights. The Sellers shall have a right to repurchase the Purchased Shares if during the sixteen (16) month period following the Closing Date or during any period of time that the guarantees of the Sellers to HSBC have not been released by HSBC, any of the following events should occur:

(a) the Parent or Buyer fails to pay any amount owing to the Sellers pursuant to this Agreement or the Promissory Notes granted pursuant to this Agreement, within five (5) days of written notice of default in payment thereof;

(b) the Parent fails to file the registration statements as required pursuant to this Agreement provided that Sellers who are directors of the Corporation have caused the Corporation to provide all information necessary for filing of such registration statement;

(c) the Parent is delisted from the NASDAQ SmallCap Market or trading of its shares is suspended for a period of 15 days or more;

(d) the Parent, within six (6) months of the Closing Date, does a reverse share split unless the Sellers have been compensated by the delivery of additional shares to ensure that as of the date of such share split the Weighted Price of each share delivered to the Sellers pursuant to section 2.3(d) is no less than U.S. $1.00 per share;

(e) any change of control of the board of directors of LOGICORP occurs without the prior written consent of the Sellers.

The purchase price in any repurchase of Purchased Shares shall be a repayment to the Buyer equal to all share consideration paid to Sellers to the date of the repurchase and all cash consideration paid to the Sellers in excess of $2.37 million and a cancellation of any outstanding promissory notes. In addition, the Parent will be required to deliver to the Sellers, common stock of the Parent equal to an aggregate of $500,000 at a price per share equal to the Weighted Price as of the date of the exercise of the repurchase rights by the Sellers. If the Sellers exercise their right of repurchase pursuant to this section, then all declared, booked and accrued amounts, if any, in respect of any distributions, management fees and other similar expenses referenced in section 4.6(i) shall be waived in their entirety by the Buyer and the Parent and upon the closing of the repurchase of the Purchased Shares, the Corporation and the Holding Companies shall be released of all obligations to pay any and all such distributions, management fees and similar expenses.

10.2 Restrictions. Unless the Sellers otherwise agree in writing, for a period of 16 months from the Closing Date:

(a) the Buyer shall not sell, transfer, convey, assign, encumber, redeem or otherwise dispose of, or enter into any agreement for the sale, transfer, conveyance, assignment, encumbrance, redemption or other disposition of the Purchased Shares, save and except to or in favour of the Sellers;

(b) the Buyer shall not vote the Purchased Shares so as to authorize, approve, ratify, allow or cause the Corporations or the Holding Companies:

      (i) to amend their respective Articles of Incorporation or Continuance so as to add, change or remove any provisions restricting or constraining the transfer or redemption of the Purchased Shares, or to amend, alter or change any rights, privileges, restrictions or conditions relating to the Purchased Shares,

      (ii) to amalgamate, merge or re-organize with any other corporation or entity,

      (iii) to be continued under the laws of any other jurisdiction,

      (iv) to sell, lease or exchange all or substantially all of their property and assets,

      (v)   to be dissolved, wound-up or liquidated, or

      (vi)  to do or permit any act contrary to sub-clause (c) of this section;

(c)   the Corporation and the Holding Companies:

      (i) shall carry on and conduct their business in the ordinary normal course consistent with past practice, and shall use their reasonable best efforts to preserve the Assets, the Business and the goodwill of clients and suppliers associated with the Business,

      (ii)  shall not change the nature of the Business.

      (iii) shall not, except for the RCA Loans, and an operating loan and credit facility in the maximum aggregate amount of $4,600,000, incur any other indebtedness, obligations or liabilities or permit the Assets to be encumbered, mortgaged or charged, out of the ordinary course of business,

      (iv) shall not pay any dividends or other distributions on any shares in the capital of the Corporation or the Holding Companies or pay bonuses to its shareholder or to any person not at Arms-Length with the Buyer or the Parent if such dividends, distributions or bonuses result in the consolidated retained earnings of the Corporation and the Holding Companies falling below $425,000.00 as at the time of payment of any such dividend, distribution or bonus,

      (v) shall not sell, issue or allot any additional shares or securities in their capital stock to any person or entity or enter into any agreement, option or other commitment in respect thereof;

      (vi) shall not assume, guarantee, indemnify, endorse or otherwise become directly or contingently liable for any obligation or indebtedness of any other person nor provide financial assistance to any other person, and

      (vii) shall not loan any monies to any person not dealing at Arms-Length with the Corporation, the Holding Companies, the Buyer or the Parent.

10.3 Formal Agreement. At the Time of Closing the Buyer, the Parent and the Sellers shall enter into formal agreement documenting the repurchase rights set forth herein and providing for the closing procedures and requirements relating to the repurchase of the Purchased Shares.

                            11.00 - GENERAL MATTERS

11.1 Public Announcement. The parties to this Agreement agree that a public announcement of this Agreement and the transactions herein contemplated shall be made upon execution of this Agreement in a form and at a time agreed to by the parties hereto prior to execution of this agreement except that it shall be done on a basis so as not to violate any securities regulations or laws. The parties agree that the Purchase price shall not be made public unless required by such securities laws.

11.2 Notices. All notices, requests, demands or other communications required or desired to be given or made by one party to another shall be given in writing by personal delivery or prepaid registered mail or by facsimile transmission or other means of instantaneous transmission in regular commercial usage at such time, verified by a transmission report, as follows:

         to the Sellers:                    c/o McLennan Ross
                                            Barristers and Solicitors
                                            600, 12220 Stony Plain Road
                                            Edmonton, AB  T5N 3Y4
                                            Attention: Darren Becker, Q.C.
                                            Fax: (780) 482-9102

         to the Buyer:                      Chell Merchant Capital Group Inc.
                                            14 Meteor Drive
                                            Toronto, Ontario
                                            M9W 1A4
                                            Attention: Don Pagnutti, CFO
                                            Fax: (416) 675-6666

         with a copy to:                    Morrison, Brown, Sosnovitch LLP
                                            1 Toronto Street
                                            Suite 910
                                            Toronto, Ontario
                                            M5C 2V6
                                            Attention: Kevin Gallagher
                                            Fax: (416) 368-6068

or at such other address as may be given by any of them to the others. Any notice or other communication so given or made shall be conclusively deemed to have been given and received when delivered personally, if delivered personally, or when transmitted, if given by facsimile transmission, provided that if it is delivered or transmitted on a day which is not a Business Day then the notice or communication shall be deemed to have been given and received on the next Business Day following such date, or on the fifth (5th) Business Day following the date of mailing, if mailed by prepaid registered mail, except in the event of disruption of mail services in which event any notice shall be delivered personally or by facsimile transmission.

11.3 Expenses. The expenses incurred by each of the parties in connection with the negotiation of this Agreement and the completion of the transactions provided for in this Agreement, including, except as otherwise provided in this Agreement, the fees of their respective accountants and solicitors in connection with such transactions, shall be borne by such party. For greater certainty, the Sellers shall ensure that all expenses of the transactions contemplated herein, legal and accounting advice are borne by the Sellers and not the Corporation or Holding Companies. Sellers shall also be responsible for the payment of all annual fees of the trustee required to hold special voting shares of the Sellers in Chell Group Corporation. Current fees are approximately $6,000 per year.

11.4 Time of the Essence. Time is of the essence of this Agreement and every part of this Agreement and no extension or variation of this Agreement shall operate as a waiver of this provision. Notwithstanding such, the parties hereto agree that where the fulfilment of any condition relies on the action of a third party, that such reasonable extensions as are necessary to ensure the fulfilment of such conditions shall be granted by the parties hereto, it being understood that Closing shall take place, in any event, not later than the 1st day of March, 2002.

11.5 Governing Law. This Agreement and any of the agreements required to be executed pursuant to the provisions of this Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Alberta and of Canada applicable thereto and the parties submit to the jurisdiction of the courts of the Province of Alberta.

11.6 Severability. If any of the provisions contained in this Agreement are, for any reason, held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained in this Agreement unless the deletion of such provision or provisions would result in such a material change as to cause the completion of the transactions contemplated in this Agreement to be unreasonable.

11.7 Further Assurances. The parties covenant and agree to execute such further and other documents and undertake such other actions as may be reasonably required to give effect to the terms and intent of the transactions contemplated in this Agreement.

11.8 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

11.9 Enurement. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, provided that the rights of any party hereto may not be assigned without the prior written consent of all other parties hereto.

11.10 Time Periods. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference day in calculating such period shall be excluded.

11.11 Contra Proferentum. Each party hereto acknowledges that each party and its legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

================================================================================
                                                      LOGICORP DATA SYSTEMS LTD.
================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   JUNE 30, 2001

                                                                 [LOGO] LOGICORP

================================================================================
                                                      LOGICORP DATA SYSTEMS LTD.
================================================================================

                                                                            2001

                                                                        CONTENTS

                                                                            PAGE
                                                                            ----

AUDITORS' REPORT                                                              1

FINANCIAL STATEMENTS

Balance Sheet                                                                 2

Statements of Loss and Retained Earnings                                      3

Statement of Cash Flows                                                       4

Notes to the Financial Statements                                            5-9

Schedule of Branch Operations                                                 10

Schedule of Corporate Office                                                  11

                         [LETTERHEAD OF GRANT THORNTON]

Auditors' Report

To the Shareholders of
Logicorp Data Systems Ltd.

We have audited the balance sheet of Logicorp Data Systems Ltd. as at June 30, 2001 and the statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2001 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


                                        /s/ Grant Thornton LLP
Edmonton, Canada
September 6, 2001                               Chartered Accountants

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                   AS AT JUNE 30

                                     ASSETS

                                                            2001            2000
--------------------------------------------------------------------------------
CURRENT
  Accounts receivable                                $ 8,536,751     $ 7,722,714
  Inventory                                            1,549,794       1,726,787
  Income taxes receivable                                 35,693          37,945
  Prepaid expenses                                        99,227         121,316
--------------------------------------------------------------------------------

                                                      10,221,465       9,608,762

CAPITAL ASSETS (Note 2)                                1,356,880         837,882
--------------------------------------------------------------------------------

                                                     $11,578,345     $10,446,644
================================================================================

                                  LIABILITIES
CURRENT
  Bank indebtedness (Note 3)                         $ 3,322,930     $ 2,270,523
  Accounts payable and accrued liabilities             5,882,472       6,217,742
  Current portion of amounts Due to RCA Trusts            48,000          48,000
--------------------------------------------------------------------------------

                                                       9,253,402       8,536,265

DUE TO AFFILIATED COMPANY (Note 4)                       561,532         524,445

DUE TO RCA TRUSTS (Note 5)                             1,020,454         863,195

DUE TO RELATED PARTIES (Note 6)                          298,628          73,628
--------------------------------------------------------------------------------

                                                      11,134,016       9,997,533
--------------------------------------------------------------------------------

                              SHAREHOLDERS' EQUITY
SHARE CAPITAL (Note 7)                                        99              99

RETAINED EARNINGS                                        444,230         449,012
--------------------------------------------------------------------------------

                                                         444,329         449,111
--------------------------------------------------------------------------------

                                                     $11,578,345     $10,446,644
================================================================================

COMMITMENTS (Note 9)

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                        STATEMENTS OF LOSS AND RETAINED EARNINGS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                            2001           2000
                                                      (12 Months)     (4 Months)
--------------------------------------------------------------------------------

EARNINGS (LOSS) FROM BRANCH OPERATIONS (Page 10)       $ 603,911      $     (65)

(LOSS) EARNINGS FROM CORPORATE OFFICE  (Page 11)        (200,971)        71,455
--------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                 402,940         71,390

OTHER REVENUE AND (EXPENSE)

  Interest revenue                                         3,593          2,791
  Retirement compensation agreements                    (400,000)            --
--------------------------------------------------------------------------------

NET EARNINGS BEFORE INCOME TAXES                           6,533         74,181

PROVISION FOR INCOME TAXES                                11,315          7,903
--------------------------------------------------------------------------------

NET (LOSS) EARNINGS                                       (4,782)        66,278

RETAINED EARNINGS, beginning of period                   449,012        382,734
--------------------------------------------------------------------------------

RETAINED EARNINGS, end of period                       $ 444,230      $ 449,012
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                    FOR THE PERIOD ENDED JUNE 30

                                                           2001            2000
                                                     (12 Months)      (4 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net (loss) earnings                               $    (4,782)    $    66,278
  Items not requiring an outlay of cash:
     Amortization                                       122,046          29,075
--------------------------------------------------------------------------------

                                                        117,264          95,353
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                  (814,037)      1,089,473
  Inventory                                             176,993        (104,290)
  Prepaid expenses                                       22,089         (40,512)
  Accounts payable and accrued liabilities             (335,270)     (1,591,077)
  Income taxes receivable                                 2,252           1,583
--------------------------------------------------------------------------------

                                                       (830,709)       (549,470)
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
  Advances from Directors                               225,000              --
  Advances from (to) affiliated company                  37,087        (240,126)
  Advances from (to) RCA Trusts                         157,259         (38,353)
--------------------------------------------------------------------------------

                                                        419,346        (278,479)
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
  Additions to capital assets                          (641,044)        (28,954)
--------------------------------------------------------------------------------

DECREASE IN CASH AND CASH
  EQUIVALENTS                                        (1,052,407)       (856,903)

BANK INDEBTEDNESS, beginning of period               (2,270,523)     (1,413,620)
--------------------------------------------------------------------------------

BANK INDEBTEDNESS, end of period                    $(3,322,930)    $(2,270,523)
================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION:
  Interest paid                                     $   311,022     $    59,794
  Income taxes                                            3,294           6,320

               See accompanying notes to the financial statements


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   Nature of operations

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts. The operating line of credit is included in cash and cash equivalents.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                        Automotive equipment            30% diminishing balance
                        Computer equipment              30% diminishing balance
                        Computer software               30% diminishing balance
                        Leasehold improvements          20% diminishing balance
                        Office equipment                20% diminishing balance
                        Small tools                     100% diminishing balance

      (e)   Revenue recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

2. CAPITAL ASSETS

                                         Accumulated           2001         2000
                                 Cost   Amortization       Net Book     Net Book
                                                              Value        Value
--------------------------------------------------------------------------------

   Automotive equipment    $   23,300     $   12,027     $   11,273     $    318
   Computer equipment          38,154         28,613          9,541        9,812
   Computer software          888,611         28,985        859,626      325,399
   Leasehold improvements     142,004         60,883         81,121       80,531
   Office equipment           662,885        267,566        395,319      421,822
   Small tools                    791            791             --           --
--------------------------------------------------------------------------------

                           $1,755,745     $  398,865     $1,356,880     $837,882
================================================================================

3. BANK INDEBTEDNESS

   Bank indebtedness bears interest at 0.82% over the bank prime rate and consists of the following:

                                                        2001                2000
--------------------------------------------------------------------------------

   Bank overdraft                                 $  927,112          $  615,523
   Operating line of credit                        2,395,818           1,655,000
--------------------------------------------------------------------------------

                                                  $3,322,930          $2,270,523
================================================================================

   As collateral for the bank indebtedness the company has provided a General Security Agreement, a guarantee and postponement of claim for amounts owed to Directors, related companies and RCA Trusts. In addition, the company's Directors have provided guarantees in the amount of $1,050,000. Credit available under the operating line of credit is $3,000,000.

4. DUE TO AFFILIATED COMPANY

   The amounts due to Logicorp Service Group Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

5. DUE TO RCA TRUSTS

                                                             2001           2000
--------------------------------------------------------------------------------

   Amounts due to retirement compensation
     agreements (RCA) trusts                           $1,068,454       $911,195
   Less amounts due within one year                        48,000         48,000
--------------------------------------------------------------------------------

                                                       $1,020,454       $863,195
================================================================================

   The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime +4 3/4%.

   Estimated principal repayments in each of the next four years is as follows:

                     2002                                 $ 48,000
                     2003                                   48,000
                     2004                                   48,000
                     2005                                   48,000
                     Subsequent                            876,454

6. DUE TO RELATED PARTIES

   Amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

    Due to (from) Directors                          $ 19,794         $ (55,206)
    Due to Director's Family Trusts                   200,000           100,000
    Due to other related parties                       78,834            28,834
--------------------------------------------------------------------------------
                                                     $298,628         $  73,628
================================================================================

7. SHARE CAPITAL

   Authorized
   Unlimited Class A common voting shares
   Unlimited Class B common voting shares
   Unlimited Class C preferred shares

                                                              2001          2000
--------------------------------------------------------------------------------

   Issued
   1,980 Class A common voting shares                          $99           $99
================================================================================


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Service Group Ltd. by virtue of common control. During the year the company purchased services from Logicorp Service Group Ltd. and charged fees to Logicorp Service Group Ltd. as follows:

                                                           2001             2000
--------------------------------------------------------------------------------

   Services purchased                                $1,674,325         $633,456
   Administrative support charged                    $  780,392         $474,000

   The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd.

9. LEASE COMMITMENTS

      The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years is as follows:

                         2002                             $530,000
                         2003                              530,000
                         2004                              530,000
                         2005                              530,000
                         2006                              530,000

10. FINANCIAL INSTRUMENTS

   Financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, amounts due to affiliated company, amounts due to RCA trusts and amounts due to related parties.

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of financial instruments

   The carrying value of accounts receivable, bank indebtedness, accounts payable and accrued liabilities approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or related parties as there is no secondary market for these financial instruments.

   Interest rate risk

   Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2001

--------------------------------------------------------------------------------

11. COMPARATIVE FIGURES

    Certain of the prior year's figures have been reclassified to conform to the current period's financial statement presentaion.


                                                                              9.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                            FINANCIAL STATEMENTS
                                                                   June 30, 2000

                                                                 [LOGO] LOGICORP

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            Page
                                                                            ----

AUDITOR'S REPORT                                                               1

FINANCIAL STATEMENTS

Balance Sheet                                                                  2

Statement of Income and Retained Earnings                                      3

Statement of Cash Flows                                                        4

Notes to Financial Statements                                                5-9

Schedule of Branch Operations                                                 10

Schedule of Corporate Operations                                              11

                                                                AUDITOR'S REPORT

To the Shareholders of:
LOGICORP DATA SYSTEMS LTD.

We have audited the balance sheet of LOGICORP DATA SYSTEMS LTD. as at June 30, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Edmonton, Alberta
July 19, 2000                                              CHARTERED ACCOUNTANTS


                                                                              1.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS

                                                   June 30, 2000    Feb 29, 2000
--------------------------------------------------------------------------------
CURRENT
  Accounts receivable                               $ 7,722,714      $ 8,812,187
  Inventory (Note 2)                                  1,726,787        1,622,497
  Income taxes receivable                                37,945           39,528
  Prepaid expenses                                      121,316           80,804
--------------------------------------------------------------------------------

                                                      9,608,762       10,555,016

CAPITAL ASSETS (Note 3)                                 837,882          838,003
--------------------------------------------------------------------------------

                                                    $10,446,644      $11,393,019
================================================================================

                                  LIABILITIES
CURRENT
  Bank indebtedness (Note 5)                        $ 2,270,523      $ 1,413,620
  Accounts payable and accrued liabilities            6,217,742        7,808,819
  Current portion of amounts Due to RCA Trusts           48,000           48,000
--------------------------------------------------------------------------------

                                                      8,536,265        9,270,439

DUE TO AFFILIATED COMPANY (Note 6)                      524,445          764,571

DUE TO RCA TRUSTS (Note 7)                              863,195          901,548

DUE TO SHAREHOLDERS (Note 4)                             73,628           73,628
--------------------------------------------------------------------------------

                                                      9,997,533       11,010,186
--------------------------------------------------------------------------------

                              SHAREHOLDERS' EQUITY
SHARE CAPITAL (Note 8)                                       99               99

RETAINED EARNINGS                                       449,012          382,734
--------------------------------------------------------------------------------

                                                        449,111          382,833
--------------------------------------------------------------------------------

                                                    $10,446,644      $11,393,019
================================================================================

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                  STATEMENTS OF LOSS AND DEFICIT
                                                            FOR THE PERIOD ENDED

                                                JUNE 30, 2000       Feb 29, 2000
                                                  (4 Months)         (12 Months)
--------------------------------------------------------------------------------

SALES                                            $   633,456        $ 1,804,346
--------------------------------------------------------------------------------

COST OF SALES
  Product                                             85,918            112,007
  Administrative support                             474,000          1,035,000
  Salaries, wages and benefits                       101,186            373,793
--------------------------------------------------------------------------------

                                                     661,104          1,520,800
--------------------------------------------------------------------------------

GROSS PROFIT                                         (27,648)           283,546
--------------------------------------------------------------------------------

EXPENSES
  Advertising and promotion                               --              5,895
  Interest and bank charges                            1,491              3,800
  Office expense                                          41              8,973
  Professional fees                                       --                591
  Salaries and benefits                               33,856             30,050
  Training                                               728             11,809
  Travel                                                 580             19,931
--------------------------------------------------------------------------------

                                                      36,696             81,049
--------------------------------------------------------------------------------

(LOSS) INCOME FROM OPERATIONS                        (64,344)           202,497
--------------------------------------------------------------------------------

OTHER REVENUE
  Interest revenue                                        --                 68
--------------------------------------------------------------------------------

NET (LOSS) INCOME BEFORE INCOME TAXES                (64,344)           202,565
(RECOVERY OF) PROVISION FOR
  INCOME TAXES                                        (7,568)            32,624
--------------------------------------------------------------------------------

NET (LOSS) INCOME                                    (56,776)           169,941

RETAINED EARNINGS, beginning of period                33,827             13,886

DIVIDENDS                                                 --           (150,000)
--------------------------------------------------------------------------------

(DEFICIT) RETAINED EARNINGS, end
  of period                                      $   (22,949)       $    33,827
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   June 30, 2000    Feb 29, 2000
                                                     (4 Months)      (12 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net income (loss)                                 $    66,278     $   (22,023)
  Items not requiring an outlay of cash:
     Amortization                                        29,075          94,329
--------------------------------------------------------------------------------

                                                         95,353          72,306

CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                 1,089,473      (1,559,053)
  Inventory                                            (104,290)      1,008,274
  Prepaid expenses                                      (40,512)        (10,248)
  Accounts payable and accrued liabilities           (1,591,077)        792,304
  Income taxes receivable                                 1,583         (48,036)
--------------------------------------------------------------------------------

                                                       (549,470)        255,547
--------------------------------------------------------------------------------

FINANCING ACTIVITIES
  Advances from shareholders                                 --          75,000
  Advances (to) from affiliated company                (240,127)        568,278
  (Decrease) increase in Due to RCA Trusts              (38,353)        234,738
--------------------------------------------------------------------------------

                                                       (278,480)        878,016
--------------------------------------------------------------------------------

INVESTING ACTIVITIES
  Additions to capital assets                           (28,954)       (744,030)
--------------------------------------------------------------------------------

(DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                                     (856,904)        389,533

BANK INDEBTEDNESS, beginning of period               (1,413,620)     (1,803,153)
--------------------------------------------------------------------------------

BANK INDEBTEDNESS, end of period                    $(2,270,524)    $(1,413,620)
================================================================================

Supplementary cash flow information:
Interest paid                                            47,041          86,699
Income taxes                                              6,320          31,650

            See accompanying notes to the financial statements


                                                                              4.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)   General

            The company is a computer service organization which specializes in the supply and integration of computer products, with branches in Vancouver, Calgary, Edmonton and Saskatoon. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

      (b)   Cash and cash equivalents

            Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts. The operating line of credit is included in cash and cash equivalents.

      (c)   Inventory

            Inventory is valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

      (d)   Capital Assets

            Capital assets are recorded at cost. Amortization is provided annually at rates calculated to write-off the assets over their estimated useful lives as follows:

                        Automotive equipment           -30% diminishing balance
                        Computer equipment             -30% diminishing balance
                        Computer software              -30% diminishing balance
                        Leasehold improvements         -20% diminishing balance
                        Office equipment               -20% diminishing balance
                        Small tools                    -100% diminishing balance

      (e)   Revenue Recognition

            For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

      (f)   Use of Estimates

            In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.


                                                                              5.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

2. INVENTORY

   During the prior year, the Company changed the estimate of internally used inventory to have an economic life of approximately 4 years. Office inventory was not previously amortized. Beginning the year ended February 29, 2000, office inventory has been amortized on a straight line basis at 2% per month. This change in estimate resulted in recording amortization of inventory of $39,930 for the current 4 month period, (February 29, 2000
   - $137,028 for the prior 12 month period).

3. CAPITAL ASSETS

                                         Accumulated     June 30, 2000      Feb 29, 2000
                               Cost     Amortization          Net Book          Net Book
                                                                 Value             Value
----------------------------------------------------------------------------------------
Automotive equipment        $   10,300      $  9,982          $    318          $    352
Computer equipment              35,010        25,198             9,812            10,902
Computer software              346,397        20,998           325,399           190,485
Leasehold improvements         123,452        42,921            80,531           188,481
Office and equipment           598,753       176,931           421,822           447,783
Small tools                        791           791                --                --
----------------------------------------------------------------------------------------

                            $1,114,703      $276,821          $837,882          $838,003
========================================================================================

   Amortization recorded in the current year amounted to $29,075; (Feb 29, 2000
   - $94,329).

4. DUE TO SHAREHOLDERS

   Amounts due to shareholders are unsecured, non-interest bearing and have no specific terms of repayment.


                                                                              6.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

5. BANK INDEBTEDNESS

   Bank indebtedness bears interest at 1% over the bank prime rate and consists of the following:

                                              June 30, 2000         Feb 29, 2000
--------------------------------------------------------------------------------

Bank overdraft                                   $  615,523           $  488,620
Operating line of credit                          1,655,000              925,000
--------------------------------------------------------------------------------

                                                 $2,270,523           $1,413,620
================================================================================

   As collateral for the bank indebtedness the company has provided a General Security Agreement, guarantee and postponement of claim in the amount of $425,000 from Logicorp Service Group Ltd. and guarantees in the amount of $1,800,000 from the Company's Directors.

6. DUE TO AFFILIATED COMPANY

   The amounts due to Logicorp Service Group Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

7. DUE TO RCA TRUSTS

                                                   June 30, 2000    Feb 29, 2000
--------------------------------------------------------------------------------

Amounts due to retirement compensation
  agreements (RCA) trusts                               $911,195        $949,548
Less amounts due within one year                          48,000          48,000
--------------------------------------------------------------------------------

                                                        $863,195        $901,548
================================================================================

   The amounts due to the RCA Trusts are secured by promissory notes repayable in quarterly installments of $12,000 plus interest at prime +4 3/4%.

   Estimated principal repayments in each of the next five years is as follows:

                   2001                                $ 48,000
                   2002                                  48,000
                   2003                                  48,000
                   2004                                  48,000
                   Subsequent                           719,195


                                                                              7.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

 8. SHARE CAPITAL

   Unlimited Class A common voting shares
   Unlimited Class B common voting shares
   Unlimited Class C preferred shares

                                                    June 30, 2000   Feb 29, 2000
--------------------------------------------------------------------------------

   Issued
   1,980 Class A common voting shares                         $99            $99
================================================================================

9. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Service Group Ltd. by virtue of common control. During the year the company purchased services from Logicorp Service Group Ltd. and charged fees to Logicorp Service Group Ltd. as follows:

                                               June 30, 2000        Feb 29, 2000
--------------------------------------------------------------------------------

Services Purchased                                  $633,456          $1,804,344
Administrative support charged                      $474,000          $1,035,000

   The administrative support consists of rent allocation, business taxes, insurance, administrative wages and other administration charges paid by the company on behalf of Logicorp Service Group Ltd.

10.LEASE COMMITMENTS

   The company leases office space and equipment for its operations in Edmonton, Calgary, Vancouver and Saskatoon. Lease terms vary from four to six years. Base lease payable for the next five years is as follows.

                       2001                              $495,000
                       2002                               495,000
                       2003                               495,000
                       2004                               495,000
                       2005                               495,000


                                                                              8.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   June 30, 2000

--------------------------------------------------------------------------------

11. FINANCIAL INSTRUMENTS

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of financial instruments

   The carrying value of bank indebtedness, accounts receivable, inventory and payables and accruals approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due to affiliated company, RCA trusts or shareholders as there is no secondary market for these financial instruments.

   Interest rate risk

   Bank indebtedness bears interest at a floating rate. The floating rate debt is subject to interest rate cash flow risk, as the required cash flows to service the debt will fluctuate as a result of changes in market rates. It is management's opinion that interest rate risk is not significant.

12. COMPARATIVE FIGURES

   Certain of the prior year's figures have been restated to conform to the current period's financial statement presentaion.

13. CHANGE OF FISCAL YEAR

   The company has changed its fiscal year end from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              9.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                   SCHEDULE OF BRANCH OPERATIONS

                                                            FOR THE PERIOD ENDED

                                     Edmonton         Calgary          Vancouver     Saskatoon       June 30, 2000      Feb 29, 2000
                                                                                                       (4 Months)        (12 Months)
SALES                               $7,912,631      $ 6,766,564       $2,757,139    $ 1,332,503       $ 18,768,837       $53,034,932
------------------------------------------------------------------------------------------------------------------------------------
COST OF SALES                        7,549,535        6,498,782        2,517,431      1,347,343         17,913,091        49,937,473
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                           363,096          267,782          239,708        (14,840)           855,746         3,097,459
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Advertising and promotion             16,287           16,107           34,803          4,200             71,397           240,732
  Amortization                          15,283            4,116            3,215          2,066             24,680            62,248
  Bad debt expense                          --               --               --             --                 --             5,542
  Corporate expense allocation         158,484          135,189           55,140         26,609            375,422         1,083,972
  Insurance                              1,778            1,252              788            493              4,311             8,894
  Interest and bank charges             25,826           19,446            9,135          5,386             59,793           199,489
  Licences, memberships and taxes        4,209            3,786              750            719              9,464            35,658
  Office expenses                       18,153           15,551           16,278          9,305             59,287           164,965
  Professional fees                         --           22,146            2,933             --             25,079            42,052
  Rent                                   6,453            4,731            6,196            890             18,270            49,999
  Salaries and benefits                 54,153           37,467           30,508         16,207            138,335           387,539
  Telephone                              6,801            4,915            4,738          4,153             20,607           129,013
  Training                               2,976            6,621               --             --              9,597            80,983
  Travel                                18,930           12,747            3,557          4,335             39,569           261,600
------------------------------------------------------------------------------------------------------------------------------------

                                       329,333          284,074          168,041         74,363            855,811         2,752,686
------------------------------------------------------------------------------------------------------------------------------------
(LOSS)INCOME FROM
  OPERATIONS                        $   33,763      $   (16,292)      $   71,667    $   (89,203)      $        (65)      $   344,773
====================================================================================================================================

               See accompanying notes to the financial statements


                                                                             10.

================================================================================

                                                      LOGICORP DATA SYSTEMS LTD.

================================================================================

                                                SCHEDULE OF CORPORATE OPERATIONS

                                                            FOR THE PERIOD ENDED

                                                JUNE 30, 2000       Feb 29, 2000
--------------------------------------------------------------------------------
                                                  (4 Months)         (12 Months)
Revenues                                          $  595,895         $1,550,828
--------------------------------------------------------------------------------

Expenses

Advertising and promotion                             25,267             87,611
Amortization                                           4,395             32,081
Insurance                                             13,887             42,949
Interest and bank charges                                  4             10,270
Licences, memberships and taxes                        3,850              6,731
Office expenses                                       15,348             49,520
Professional fees                                     59,852             84,335
Rent                                                  29,661             26,732
Salaries and benefits                                338,093          1,056,149
Telephone                                              5,590             13,315
Training                                               3,736             22,764
Travel                                                24,757             38,616
--------------------------------------------------------------------------------
                                                     524,440          1,471,073
--------------------------------------------------------------------------------

INCOME FROM OPERATIONS                            $   71,455         $   79,755

================================================================================

               See accompanying notes to the financial statements


                                                                             11.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                            FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

                                                                 [LOGO] LOGICORP

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   JUNE 30, 2000

                                                                        CONTENTS

                                                                            PAGE
                                                                            ----

AUDITOR'S REPORT                                                              1

FINANCIAL STATEMENTS

Balance Sheet                                                                 2

Statements of Loss and Deficit                                                3

Statement of Cash Flows                                                       4

Notes to Financial Statements                                                5-7

                                                                AUDITOR'S REPORT

To the Shareholders of:
LOGICORP SERVICE GROUP LTD.

We have audited the balance sheet of LOGICORP SERVICE GROUP LTD. as at June 30, 2000 and the statements of income, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at June 30, 2000 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.

Edmonton, Alberta
July 19, 2000                                              CHARTERED ACCOUNTANTS


                                                                              1.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                                   BALANCE SHEET
                                                                           AS AT

                                     ASSETS

                                                    JUNE 30, 2000   Feb 29, 2000
--------------------------------------------------------------------------------

CURRENT
  Cash and cash equivalents                           $   3,940       $  1,189
  Accounts receivable                                    98,298         71,730
  Income taxes receivable                                28,613         13,062
  Prepaid expenses                                           43            137
--------------------------------------------------------------------------------

                                                        130,894         86,118

DUE FROM AFFILIATED COMPANY (Note 2)                    524,445        764,571

GOODWILL                                                      1              1
--------------------------------------------------------------------------------

                                                      $ 655,340       $850,690
================================================================================

                                  LIABILITIES

CURRENT
  Salaries and wages payable                          $   6,293       $  6,147
  Due to related parties (Note 3)                       150,000        150,000
--------------------------------------------------------------------------------

                                                        156,293        156,147

DEFERRED REVENUE (Note 4)                               521,965        660,685
--------------------------------------------------------------------------------

                                                        678,258        816,832
--------------------------------------------------------------------------------

                            SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (Note 5)                                       31             31

(DEFICIT) RETAINED EARNINGS                             (22,949)        33,827
--------------------------------------------------------------------------------

                                                        (22,918)        33,858
--------------------------------------------------------------------------------

                                                      $ 655,340       $850,690
================================================================================

APPROVED ON BEHALF OF THE BOARD:

_____________________________ Director
_____________________________ Director

               See accompanying notes to the financial statements


                                                                              2.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                       STATEMENT OF INCOME AND RETAINED EARNINGS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000    Feb 29, 2000
                                                     (4 Months)     (12 Months)
--------------------------------------------------------------------------------

(LOSS) INCOME FROM BRANCH OPERATIONS (Page 10)       $     (65)      $ 344,773

INCOME FROM CORPORATE OPERATIONS (Page 11)              71,455          79,755
--------------------------------------------------------------------------------

INCOME FROM OPERATIONS                                  71,390         424,528

OTHER REVENUE AND (EXPENSE)
  Interest revenue                                       2,791           3,449
  Retirement compensation agreements                        --        (450,000)
--------------------------------------------------------------------------------

NET INCOME (LOSS) BEFORE INCOME TAXES                   74,181         (22,023)

PROVISION FOR INCOME TAXES                               7,903              --
--------------------------------------------------------------------------------

NET INCOME (LOSS)                                       66,278         (22,023)

RETAINED EARNINGS, beginning of period                 382,734         404,757
--------------------------------------------------------------------------------

RETAINED EARNINGS, end of period                     $ 449,012       $ 382,734
================================================================================

               See accompanying notes to the financial statements


                                                                              3.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                                         STATEMENT OF CASH FLOWS
                                                            FOR THE PERIOD ENDED

                                                   JUNE 30, 2000    Feb 29, 2000
                                                     (4 Months)     (12 Months)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

OPERATING ACTIVITIES
  Net (loss) income                                  $ (56,776)      $ 169,941
CHANGES IN NON-CASH WORKING CAPITAL BALANCES
  Accounts receivable                                  (26,568)         14,105
  Prepaid expenses                                          94             735
  Salaries and wages payable                               146           5,140
  Income taxes receivable                              (15,551)        (34,407)
  Deferred revenue                                    (138,720)        562,666
--------------------------------------------------------------------------------

                                                      (237,375)        718,180

FINANCING ACTIVITIES
  Advances from (to) affiliated company                240,126        (568,278)
  Dividends                                                 --        (150,000)
--------------------------------------------------------------------------------

                                                       240,126        (718,278)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                            2,751             (98)

CASH AND CASH EQUIVALENTS, beginning of
  period                                                 1,189           1,287
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period             $   3,940       $   1,189
================================================================================

Supplementary cash flow information:
  Income taxes paid                                      6,117          32,624


                                                                              4.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a)   General

         The company is a computer service organization which specializes in the supply and integration of computer products. The company serves both large and small organizations and is particularly valued by organizations having complex data and communication configurations.

   (b)   Revenue Recognition

         For product sold, revenue is recognized when the product is shipped. For maintenance contracts, revenue is recognized when the service has been provided.

   (c)   Use of Estimates

         In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

   (d)   Cash and cash equivalents

         Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts.

2. DUE FROM AFFILIATED COMPANY

   The amounts due from Logicorp Data Systems Ltd. are unsecured, non-interest bearing and have no specific terms of repayment.

3. DUE TO RELATED PARTIES

   Amounts due to related parties are non-interest bearing and have no specific terms of repayment.

4. DEFERRED REVENUE

   Deferred revenue represents maintenance contracts for which the company has received consideration, but has yet to provide the services called for under the contract.


                                                                              5.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

5. SHARE CAPITAL

   Authorized
   Unlimited Class A common voting shares
   Unlimited Class B common non-voting shares
   Unlimited Class II preferred non-voting shares
   Unlimited Class I preferred non-voting shares
                   redeemable at issue price

                                                June 30, 2000       Feb 29, 2000
--------------------------------------------------------------------------------

   Issued
   3,000 Class A common voting shares                $30                 $30
   1 Class I preferred non-voting share                1                   1
--------------------------------------------------------------------------------

                                                     $31                 $31

================================================================================

6. RELATED PARTY TRANSACTIONS

   The company is affiliated with Logicorp Data Systems Ltd. by virtue of common control. During the period the company sold services to Logicorp Data Systems Ltd. and was charged fees from Logicorp Data Systems Ltd. as follows:

                                                 June 30, 2000      Feb 29, 2000
                                                   (4 Months)        (12 Months)
--------------------------------------------------------------------------------

   Services Sold                                    $633,456         $1,804,346
   Administrative support fees charged              $474,000         $1,035,000

   The administrative support fee consists of rent allocation, business taxes, insurance, administrative wages and other administration charges from Logicorp Data Systems Ltd.

7. COMPARATIVE FIGURES

   Certain balances of the preceding period have been reclassified to conform with the current period's financial statement presentation.


                                                                              6.

================================================================================

                                                     LOGICORP SERVICE GROUP LTD.

================================================================================

                                               NOTES TO THE FINANCIAL STATEMENTS

                                                                   JUNE 30, 2000

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS

   Credit risk

   The company is subject to credit risk through trade receivables. Credit risk is minimized by a large customer base and its geographic dispersion. The company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

   Fair value of Financial Instruments

   The carrying value of cash and cash equivalents, accounts receivable, salaries and wages payable approximate fair value because of the near term maturity of these instruments. It was not practicable to determine the fair value of amounts due from the affiliated company or to related parties as there is no secondary market for these financial instruments.

9. CHANGE OF FISCAL YEAR

   The company has changed its fiscal year from February 29 to June 30 to better reflect the natural operating cycle of the business.


                                                                              7.

                        591360 Alberta Ltd.
                        Financial Statements
                        For the years ended June 30, 2001 and 2000

                                                                      [BDO LOGO]

591360 Alberta Ltd.
Financial Statements
For the years ended June 30, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

     Balance Sheets                                                            3

     Statements of Operations and Retained Earnings                            4

     Summary of Significant Accounting Policies                                5

     Notes to Financial Statements                                             6

                                                                      [BDO LOGO]

[BDO LOGO]        BDO Dunwoody LLP          1000 First Edmonton Place
                  Chartered Accountants     10665 Jasper Avenue
                  and Consultants           Edmonton Alberta Canada T5J 3S9
                                            Telephone: (780) 423-4353
                                            Telefax: 17801 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholder of
591360 Alberta Ltd.

We have audited the balance sheets of 591360 Alberta Ltd. as at June 30, 2001 and 2000 and the statements of operations and retained earnings for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The Company accounts for its investment in a company subject to significant influence on a cost basis. Canadian generally accepted accounting principles require that the investment be accounted for on an equity basis.

In our opinion, except that the investment subject to significant influence is accounted for on a cost basis rather than an equity basis, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.


/s/ BDO Dunwoody LLP

Chartered Accountants

Edmonton, Alberta
January 29, 2002

BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

================================================================================
                                                             591360 Alberta Ltd.
                                                                 Balance Sheets

June 30                                                       2001          2000
--------------------------------------------------------------------------------
Assets

Current
  Cash                                                    $    464      $    442

Long-term investment (Note 1)
Due from related parties                                        10            10
(Note 3)                                                   173,395       119,535
                                                          ----------------------

                                                          $173,869      $119,987
================================================================================
Liabilities and Shareholder's Equity

Current
  Accounts payable and accrued liabilities                $  3,500      $  1,250
                                                          ----------------------
Shareholder's equity
  Share capital (Note 4)                                        10            10
  Retained earnings                                        170,359       118,727
                                                          ----------------------

                                                           170,369       118,737
                                                          ----------------------
                                                          $173,869      $119,987
================================================================================

On behalf of the Board:

/s/ [ILLEGIBLE] Director
----------------

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                  Statements of Operations and Retained Earnings

For the years ended June 30                                  2001          2001
--------------------------------------------------------------------------------

Dividend income                                         $  53,860     $  50,000
                                                        -----------------------

Expenses (recovery)
  Bank charges and interest                                   (22)           22
  Professional fees                                         2,250           661
                                                        -----------------------

                                                            2,228           683
                                                        -----------------------


Net income for the year                                    51,632        49,317

Retained earnings, beginning of year                      118,727       106,410

Dividends paid                                                 --       (37,000)
                                                        -----------------------

Retained earnings, end of year                          $ 170,359     $ 118,727
================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                      Summary of Significant Accounting Policies

June 30, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business        The Company is incorporated under the laws
                          of Alberta and is a holding company.

Management Estimates      These financial statement have been prepared
                          by management in accordance with Canadian generally accepted accounting principles.
                          Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments     The Company as part of its operations
                          carries a number of financial instruments.
                          Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Long-term Investment      The investment in shares in recorded at
                          cost.

                                                                      [BDO LOGO]

===============================================================================
                                                             591360 Alberta Ltd.
                                                   Notes to Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Service Group Ltd., a Canadian private company.

--------------------------------------------------------------------------------

2.    Income Taxes

      The Company has losses available for income tax purposes totalling $5,283. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these financial statements.

      These losses expire as follows:

                   Year                         Amount

                   2003                         $   731
                   2005                             907
                   2006                             734
                   2007                             683
                   2008                           2,228
                                                -------
                                                $ 5,283
                                                =======

--------------------------------------------------------------------------------

3.    Related Party Transactions

      At the end of the year, the amounts due from related parties are as follows:

                                                              2001          2000
                                                          ----------------------

Company under common control                              $ 69,535      $ 69,535
Company subject to significant influence                   103,860        50,000
                                                          ----------------------

                                                          $173,395      $119,535
                                                          ======================

      These balances are unsecured, non-interest bearing, with no fixed terms of repayment.

--------------------------------------------------------------------------------

4.    Share Capital

       Authorized
         An unlimited number of Class A common, voting shares
         An unlimited number of Class B common, non-voting shares
         An unlimited number of Class I and II preferred, non-voting shares

       Issued

                                                              2001          2000
                                                          ----------------------

         1,000 Class A common shares                      $     10      $     10
                                                          ======================

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

================================================================================
                                                             591360 Alberta Ltd.
                                                   Notes to Financial Statements

June 30, 2001 and 2000
--------------------------------------------------------------------------------

5.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these financial statements.

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

                             123557 Alberta Ltd.
                             (Formerly Merc Management Limited)
                             Financial Statements
                             For the years ended October 31, 2001 and 2000

                                                                      [BDO LOGO]

123557 Alberta Ltd.
Financial Statements
For the years ended October 31, 2001 and 2000

                                                                        Contents
================================================================================

Auditors' Report                                                               2

Financial Statements

     Balance Sheets                                                            3

     Statements of Operations and Retained Earnings                            4

     Summary of Significant Accounting Policies                                5

     Notes to Financial Statements                                             6

                                                                      [BDO LOGO]

[BDO LOGO]        BDO Dunwoody LLP          1000 First Edmonton Place
                  Chartered Accountants     10665 Jasper Avenue
                  and Consultants           Edmonton Alberta Canada T5J 3S9
                                            Telephone: (780) 423-4353
                                            Telefax: (780) 424-2110

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholders of
123557 Alberta Ltd.

We have audited the balance sheets of 123557 Alberta Ltd. as at October 31, 2001 and 2000 and the statements of operations and retained earnings for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The Company accounts for its investment in a company subject to significant influence on a cost basis. Canadian generally accepted accounting principles require that the investment be accounted for on an equity basis.

In our opinion, except that the investment subject to significant influence is accounted for on a cost basis rather than an equity basis, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2001 and 2000 and the results of its operations for the years then ended in accordance with Canadian generally accepted accounting principles.


/s/ BDO Dunwoody LLP

Chartered Accountants

Edmonton, Alberta
February 23, 2002


                                                                      [BDO LOGO]

BDO Dunwoody LLP is a Limited Liability Partnership registered in Ontario

================================================================================
                                                             123557 Alberta Ltd.
                                                                  Balance Sheets

October 31                                                    2001          2000
--------------------------------------------------------------------------------

Assets

Current
  Cash                                                    $     --      $  4,267
  Short-term investments                                        --        48,522
  Accounts receivable                                           --         1,000
  Income taxes recoverable                                      --         4,700
  Due from related parties                                      --         4,355
                                                          ----------------------
                                                                --        62,844

Long-term investment (Note 1)                                5,228         5,228
                                                          ----------------------

                                                          $  5,228      $ 68,072
================================================================================

Liabilities and Shareholder's Equity

Current
  Accounts payable and accrued liabilities                $  2,499      $  3,200
                                                          ----------------------

Shareholder's equity
  Share capital (Note 2)                                        20            20
  Retained earnings                                          2,709        64,852
                                                          ----------------------

                                                             2,729        64,872
                                                          ----------------------

                                                          $  5,228      $ 68,072
================================================================================

On behalf of the Board:


/s/ [ILLEGIBLE]     Director
-------------------


/s/ [ILLEGIBLE]     Director
-------------------

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                  Statements of Operations and Retained Earnings

For the years ended June 30                                  2001          2001
--------------------------------------------------------------------------------
Revenue
  Consulting                                            $   9,000     $  12,000
  Investment loss                                          (6,335)       (1,315)
                                                        -----------------------

                                                           2,665         10,685

Expenses
  Avertising and promotion                                  8,049         7,802
  Automotive                                                4,400         4,466
  Bank charges and interest                                    38            60
  Office                                                    2,246         3,104
  Professional fees                                         5,185         1,114
  Telephone and utilities                                      --           109
  Travel                                                    4,612         2,957
                                                        -----------------------

                                                           24,530        19,612
                                                        -----------------------

Net income for the year                                   (21,865)       (8,927)

Retained earnings, beginning of year                       64,852        73,779

Dividends paid                                            (36,812)           --

Adjustment on transaction with a company under common
  control (Note 5)                                         (3,466)           --
                                                        -----------------------

Retained earnings, end of year                          $   2,709     $  64,852
================================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                      Summary of Significant Accounting Policies

October 31, 2001 and 2000
--------------------------------------------------------------------------------

Nature of Business            The Company is incorporated under the laws
                              of Alberta and is a holding company.

Management Estimates          These financial statements have been
                              prepared by management in accordance with Canadian generally accepted accounting principles. Because the precise determination of many assets, liabilities, revenue and expenses is dependent on future events, the preparation of financial statements for a period necessarily includes the use of estimates and approximations which have been made using careful judgement. Actual results could differ from those estimates. These financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting principles summarized below.

Financial Instruments         The Company as part of its operations
                              carries a number of financial instruments.
                              Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Short-term Investments        Temporary investments are stated at the
                              lower of cost and market value.

Long-term Investments         The investment in shares is recorded at
                              cost.

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                                   Notes to Financial Statements

October 31 2001 and 2000
--------------------------------------------------------------------------------

1.    Long-term Investment

      The Company owns 1/3 of the outstanding shares of Logicorp Data Systems Ltd., a Canadian private company.

--------------------------------------------------------------------------------

2.    Share Capital

      Authorized
        10,000 Class A common, voting shares
         5,000 Class B common, non-voting shares
         5,000 preferred, non-voting shares

      Issued
                                                    2001          2000
                                                ----------------------

           100 Class A common shares            $     10      $     10
            10 Class A common shares                  10            10
                                                ----------------------

                                                $     20      $     20
                                                ======================

--------------------------------------------------------------------------------

3.    Income Taxes

      The Company has losses available for income tax purposes totalling $74,210. This amount can be used to reduce taxable income of future years, the benefit of which has not been recorded in these financial statements.

      These losses expire as follows:

                   Year                         Amount

                   2004                         $14,431
                   2005                             520
                   2006                          30,242
                   2007                           4,220
                   2008                          24,887
                                                -------

                                                $74,210
                                                =======

--------------------------------------------------------------------------------

4.    Statement of Cash Flows

      A statement of cash flows was not presented since the cash flow information is readily apparent from other financial statements or is adequately disclosed in the notes to these financial statements.

--------------------------------------------------------------------------------

                                                                      [BDO LOGO]

================================================================================
                                                             123557 Alberta Ltd.
                                                   Notes to Financial Statements

October 31, 2001 and 2000
--------------------------------------------------------------------------------

5.    Related Party Transaction

      During the year, the Company transferred a significant portion of its nets assets to a company under common control for the following proceeds which approximate fair market value.

      Cash                                      $   406
      Short-term investments                     38,725
      Accounts receivable                         2,000
      Income taxes recoverable                    4,700
                                                -------

      Total proceeds                            $45,831
                                                =======

      Assumption of accounts payable            $ 5,885
      Assumption of shareholders' loans          39,946
                                                =======

      Total consideration                       $45,831
                                                =======

      This transaction has been recorded in these financial statements at the carrying amount of the assets as reflected on the books of the seller being $49,297. The difference between the consideration paid and the carrying amount has been recorded as a reduction to retained earnings of $3,466.

--------------------------------------------------------------------------------

                                    EXHIBIT
                                      "D"

                                   EXHIBIT "D"

                                 Pro Forma Info
                                     8/31/01

                                                Chell                Logicorp Data Systems Ltd.   Logicorp Service Group Ltd.
                                       Historical    Pro Forma       Historical      Pro Forma     Historical      Pro Forma
                                       -----------------------       --------------------------   ---------------------------
Book value                              2,248,128    10,669,409        444,329        444,329        (23,011)       (23,011)

# of shares                             8,393,589    13,728,589          1,980          1,980             30             30

Book Value per share                         0.27          0.78         224.41         224.41        (767.03)       (767.03)

Cash dividends                                 --            --             --             --

Income (loss) from continuing ops      (9,321,741)   (8,437,069)        76,988         76,988        807,684        807,684

Income (loss) per share                     (1.11)        (0.61)         38.88          38.88      26,922.80      26,922.80

                                         591360 Alberta Ltd.        123557 Alberta Ltd.
                                       Historical   Pro Forma     Historical    Pro Forma
                                       ----------------------     -----------------------
Book value                               170,369      170,369        2,729         2,729

# of shares                                1,000        1,000          110           110

Book Value per share                      170.37       170.37        24.81         24.81

Cash dividends

Income (loss) from continuing ops         51,632       51,632      (21,865)      (21,865)

Income (loss) per share                    51.63        51.63      (198.77)      (198.77)

================================================================================

                                 Pro Forma Info
                                    11/30/01

                                                Chell                Logicorp Data Systems Ltd.   Logicorp Service Group Ltd.
                                       Historical    Pro Forma       Historical      Pro Forma     Historical      Pro Forma
                                       -----------------------       --------------------------   ---------------------------
Book value                              1,268,337     9,523,095        (28,157)       (28,157)        282962        282,962

# of shares                             9,028,239    14,363,239          1,980          1,980             30             30

Book Value per share                         0.14          0.66         (14.22)        (14.22)      9,432.07       9,432.07

Cash dividends                                 --            --             --             --                            --

Income (loss) from continuing ops        (979,791)   (1,146,304)      (472,486)      (472,486)       305,973        305,973

Income (loss) per share                     (0.11)        (0.08)       (238.63)       (238.63)     10,199.10      10,199.10

                                         591360 Alberta Ltd.        123557 Alberta Ltd.
                                       Historical   Pro Forma     Historical    Pro Forma
                                       ----------------------     -----------------------
Book value                               170,369      170,369        2,729         2,729

# of shares                                1,000        1,000          110           110

Book Value per share                      170.37       170.37        24.81         24.81

Cash dividends

Income (loss) from continuing ops             --           --           --            --

Income (loss) per share                       --           --           --            --

                                    EXHIBIT
                                      "E"

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                             CHELL GROUP CORPORATION

                -------------------------------------------------

           Pursuant to Section 502(d) of the Business Corporation Law
                            of the State of New York

               ---------------------------------------------------

      Chell Group Corp., a corporation organized and existing under the State of New York (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on January 22, 2002, in accordance with the provisions of Section 708(b) of the Business Corporation Law of the State of New York;

      RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

      Series "B" Convertible Preferred Stock:

                                    ARTICLE 1
                                   DEFINITIONS

      The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

      (a) "Additional Capital Shares" has the meaning set forth in Section
6.1(c).

      (b) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

      (c) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

      (d) "Capital Shares" means the Common Shares and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

      (e) "Common Shares" or "Common Stock" means shares of common stock, par value $ .0467 per share, of the Corporation.

      (f) "Common Stock Issued at Conversion", when used with reference to the securities issuable upon conversion of the Series B Preferred Stock, means all Common Shares now or hereafter

Outstanding and securities of any other class or series into which the Series B Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

      (g) "Conversion Date" means any day on which all or any portion of shares of the Series B Preferred Stock is converted in accordance with the provisions hereof.

      (h) "Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Annex I.

      (i) "Conversion Price" means on any date of determination the applicable price for the conversion of shares of Series B Preferred Stock into Common Shares on such day as set forth in Section 6.1.

      (j) "Corporation" means Chell Group Corporation, a New York corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

      (k) "Current Market Price" means on any date of determination the closing bid price of a Common Share in the regular day session on such day as reported on Nasdaq; provided, if such security is not listed or admitted to trading on Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market in the regular day session on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.

      (l) "Holder" means The Shaar Fund Ltd., any successor thereto, or any Person or Persons to whom the Series B Preferred Stock is subsequently transferred in accordance with the provisions hereof.

      (m) "Issue Date" means, as to any share of Series B Preferred Stock, the date of issuance of such share.

      (n) "Junior Securities" means all capital stock of the Corporation.

      (o) "Liquidation Preference" means, with respect to a share of the Series B Preferred Stock, an amount equal to the sum of (i) the Stated Value thereof, plus (ii) an amount equal to 30% of such Stated Value, plus (iii) the aggregate of all accrued and unpaid dividends (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) on such share of Series B Preferred Stock until the most recent Dividend Payment Due Date; provided that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause
(iii) above shall be calculated by including accrued and unpaid dividends to the actual date of such liquidation, dissolution or winding up, rather than the Dividend Payment Due Date referred to above.

      (p) "Mandatory Conversion Date" has the meaning set forth in Section 6.8.

      (q) "Market Price" per Common Share means the arithmetic mean of the closing bid prices of the Common Shares in the regular day session as reported on Nasdaq for the three Trading Days on which the three lowest closing bid prices in the regular day session are reported during any Valuation Period, it being understood that such three Trading Days need not be consecutive; provided, if such security is not listed or admitted to trading on Nasdaq, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security in the regular day session on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, for the three Trading Days on which the three lowest closing bid prices in the regular day session are reported during any Valuation Period, it being understood that such three Trading Days need not be consecutive.

      (r) "Nasdaq" means the Nasdaq Market.

      (s) "Outstanding", when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

      (t) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

      (u) "Redemption Date" has the meaning set forth in Section 6.5.

      (v) "Registration Rights Agreement" means that certain Registration Rights Agreement to be dated as of January 23, 2002 between the Corporation and The Shaar Fund Ltd.

      (w) "SEC" means the United States Securities and Exchange Commission.

      (x) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

      (y) "Securities Exchange Agreement" means that certain Securities Exchange Agreement to be dated as of January 23, 2002 between the Corporation and The Shaar Fund Ltd.

      (z) "Series B Preferred Shares" or "Series B Preferred Stock" means the shares of Series B Convertible Preferred Stock of the Corporation or such other convertible preferred stock of the Corporation as may be exchanged therefor.

      (aa) "Stated Value" has the meaning set forth in Article 2.

      (bb) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

      (cc) "Trading Day" means any day on which (a) purchases and sales of securities authorized for quotation on Nasdaq are reported thereon, (b) no event which results in a material suspension or limitation of trading of the Common Shares on Nasdaq has occurred and (c) at least one bid for the trading of Common Shares is reported on Nasdaq.

      (dd) "Valuation Event" has the meaning set forth in Section 6.1.

      (ee) "Valuation Period" means the period of 10 Trading Days immediately preceding the Conversion Date; provided, however, that if a Valuation Event occurs during a Valuation Period on a date less than 5 Trading Days before the Conversion Date, the Valuation Period shall be extended until the date 5 Trading Days after the occurrence of the Valuation Event.

      All references to "cash" or "$" herein mean currency of the United States of America.

                                    ARTICLE 2
                             DESIGNATION AND AMOUNT

      The designation of this series, which consists of 500,000 shares of Preferred Stock, shall be Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the stated value shall be $10 per share (the "Stated Value").

                                    ARTICLE 3
                                      RANK

      The Series B Preferred Stock shall rank prior to any other capital stock of the Corporation.

                                    ARTICLE 4
                                    DIVIDENDS

      (a) If the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off) on shares of its Common Stock, then, and in each such case, the Corporation shall declare, order, pay and make the same dividend or distribution to each Holder of Series B Preferred Stock as would have been made with respect to the number of Common Shares the Holder would have received had it converted all of its Series B Preferred Shares, immediately prior to such dividend or distribution.

                                    ARTICLE 5
              LIQUIDATION PREFERENCE; MERGERS, CONSOLIDATIONS, ETC.

      (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding-up unless prior thereto, the Holders of shares of Series B Preferred Stock, subject to this Article 5, shall have received the Liquidation Preference with respect to each share.

      (b) Except as set forth on Schedule 5(b), which is attached hereto, in case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Corporation is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Corporation), sell, convey, transfer, or otherwise dispose of all or substantially all its property, assets or business to another person, or effectuate a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each Holder of Series B Preferred Stock shall have the right thereafter, at its sole option, either (x) to require the Corporation to deem such Fundamental Corporate Change to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such Fundamental Corporate Change an amount equal to 0% of the Liquidation Preference with respect to each outstanding share of Series B Preferred Stock, (y) to receive the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which such Series B Preferred Stock may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Corporation, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, to execute and deliver to the Holder shares of its Preferred Stock with substantial identical rights, preferences, privileges, powers, restrictions and other terms as the Series B Preferred Stock equal to the number of shares of Series B Preferred Stock held by such Holder immediately prior to such Fundamental Corporate Change; provided, that all Holders of Series B Preferred Stock shall be deemed to elect the option set forth in clause (x) above if at least a majority in interest of such Holders elect such option. For purposes of this Section 5(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5(b) shall similarly apply to successive Fundamental Corporate Changes.

                                    ARTICLE 6
                          CONVERSION OF PREFERRED STOCK

      Section 6.1 Conversion; Conversion Price

      At the option of the Holder, the shares of Series B Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at any time and from time to time following the Issue Date at a Conversion Price per share of Common Stock equal to $1.00 (subject to adjustment for any stock split or stock combination to occur after the date hereof), (the "Conversion Price"). The number of shares of Common Stock due upon conversion of Series B Preferred Stock shall be (i) the number of shares of Series B Preferred Stock to be converted, multiplied by (ii) the Stated Value and divided by (iii) the applicable Conversion Price.

      Within two Business Days of the occurrence of a Valuation Event, the Corporation shall send notice thereof to each Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, the Holder may convert some or all of its Series B Preferred Stock, at its sole option, at a Conversion Price equal to the Current Market Price on any Trading Day during the Valuation Period.

      For purposes of this Section 6.1, a "Valuation Event" shall mean an event in which the Corporation takes any of the following actions:

      (a) subdivides or combines its Capital Shares; and

      (b) makes any distribution on its Capital Shares without reasonable consideration;

      Section 6.2 Exercise of Conversion Privilege

      (a) Conversion of the Series B Preferred Stock may be exercised, in whole or in part, by the Holder by telecopying an executed and completed Conversion Notice to the Corporation. Each date on which a Conversion Notice is telecopied to the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Preferred Stock and issue the Common Stock Issued at Conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. The Holder shall deliver the shares of Series B Preferred Stock to the Corporation by express courier within 30 days following the Conversion Date. Upon surrender for conversion, the Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.3, in respect of any fraction of a Common Share issuable upon such conversion and (z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Series B Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series B Preferred Stock, as such, shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.3), to surrender the Series B Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

      (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Series B Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 6.2 or (ii) any third party commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Series B Preferred Stock into Common Shares, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation promptly to redeem the Series B Preferred Stock for cash at a redemption price equal to 135% of the Stated Value thereof together with all accrued and unpaid dividends (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due

Date has occurred since the last dividend payment) thereon (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

      (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. or any other comparable applicable bankruptcy related law (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law in respect of the Holder's conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law in respect of the conversion of the Series B Preferred Stock. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362 or any other comparable applicable bankruptcy related law.

      Section 6.3 Fractional Shares

      No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series B Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

      Section 6.4 Adjustments to Conversion Price

      For so long as any shares of the Series B Preferred Stock are outstanding, if the Corporation issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price that is lower than the Conversion Price on the date of issuance of such Common Shares, (B) warrants or options with an exercise price on the date of issuance thereof that is lower than the Conversion Price for the Holder on such date, except for warrants or options issued pursuant to employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements, then the Conversion Price shall be reduced to equal the lowest of any such purchase price, exercise price or exchange price, and the number of shares of Common Stock into which the Series B Preferred Stock is convertible pursuant to the second paragraph of Section 6.1 shall be correspondingly adjusted. After such reduction, the Conversion Price shall never exceed the Conversion Price as so reduced, in spite of any subsequent increase in the Market Price.

      Section 6.5 Mandatory Conversion

      (a) On the third anniversary of the date of this Certificate of Designation (the "Mandatory Conversion Date"), the Corporation shall convert all Series B Preferred Stock outstanding, at the Conversion Price utilizing the Stated Value as the value of each share of Series B Preferred Stock, into shares of Common Stock registered for resale in open market transactions on the Registration Statement (as defined in the Registration Rights Agreement), which Registration Statement shall then be effective under the Securities Act; provided that if the Current Market Price of the Common Stock on the Mandatory Conversion Date is below $1.50 (subject to adjustment for any stock split or stock combination to occur after the date hereof), the Company shall redeem all the Series B Preferred Stock then outstanding at a price per share in cash equal to the stated value of each share of Series B Preferred Stock.

      (b) In the event the Company fails to comply with the covenant of the Company specified in Section IV I of the Securities Exchange Agreement, the Company will promptly redeem all outstanding Series B Preferred Stock at a price in cash equal to 125% of the Stated Value thereof.

      Section 6.6 Certain Conversion Limitations

      (a) Notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series B Preferred Stock (and the Corporation shall not have the right to pay dividends on the Series B Preferred Stock in shares of Common Stock) if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion (or payment of dividends) would result in the Holder being deemed the "beneficial owner" of more than 5% of the then Outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then Outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series B Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then Outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series B Preferred Stock, and the Holder shall have no interest in or rights under such Redemption Shares. Such redemption shall be for cash at a redemption price equal to 125% of the Stated Value of the Redemption Shares. All amounts payable to Holder pursuant to this Section 6.6(a) shall be paid immediately and in no event later than twenty (20) Business Days after the determination that redemption is required pursuant to this Section 6.6(a).

      (b) Notwithstanding anything herein to the contrary, if and to the extent that, on any date (the "Section 16 Determination Date"), the holding by the Holder of shares of the Series B Preferred Stock would result in the Holder's becoming subject to the provisions of Section 16(b) of the Exchange Act in virtue of being deemed the "beneficial owner" of more than 10% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Corporation shall not have the obligation, to convert so many of such Holder's shares of Series B Preferred Stock (the "Section 16 Redemption Shares") as shall cause such Holder to be deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock during the period ending 60 days after the Section 16 Determination Date. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock for the purposes of such Section 16(b), then the Corporation shall redeem the Section 16 Redemption Shares. Upon such determination by a court of competent jurisdiction, the Section 16 Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series B Preferred Stock, and the Holder shall have no interest in or rights under such Section 16 Redemption Shares. Such redemption shall be for cash at a redemption price equal to 105% of the Stated Value of the Section 16 Redemption Shares. All amounts payable to Holder pursuant to this Section 6.6(b) shall be paid immediately and in no event later than twenty (20) Business Days after the determination that redemption is required pursuant to this Section 6.6(b).

      (c) Unless the Corporation shall have obtained the approval of its voting stockholders to such issuance in accordance with the rules of Nasdaq or any other stock market rules with which the Corporation shall be required to comply, but only to the extent required thereby, the Corporation shall not issue shares of Common Stock upon conversion of any shares of Series B Preferred Stock, if such issuance of Common Stock, when added to the number of shares of Common Stock previously issued by the Corporation upon conversion of shares of the Series B Preferred Stock, would equal or exceed 20% of the number of shares of the Corporation's Common Stock which were issued and Outstanding on the Issue Date (the "Maximum

Issuance Amount"). To the extent that such approval is required, the Corporation agrees to use its best efforts to take all action to obtain such stockholder approval as soon as possible. In the event that a properly executed Conversion Notice is received by the Corporation which would require the Corporation to issue shares of Common Stock equal to or in excess of the Maximum Issuance Amount, the Corporation shall honor such conversion request by (a) converting the number of shares of Series B Preferred Stock stated in the Conversion Notice which is not in excess of the Maximum Issuance Amount and (b) redeeming the remaining number of shares of Series B Preferred Stock stated in the Conversion Notice in cash at a price equal to 125% of the Stated Value thereof, on the total number of shares stated in the Conversion Notice; ; provided, however, that the Corporation shall not be required to redeem the remaining shares pursuant to clause (b) for a 60 day period so long as during such 60-day period the Corporation is continuously using its best efforts to obtain the necessary stockholder approval; provided, further, however, that if the Corporation is unable to obtain the necessary stockholder approval during such 60-day period as a result of a delay of obtaining the approval of the SEC for the relevant proxy, such 60-day period shall be extended by 30-days. All amounts payable to Holder pursuant to this Section 6.6(c) shall be paid immediately and, in no event later than twenty (20) Business Days after the delivery of the Conversion Notice pursuant to the previous sentence.

      Section 6.7 Injunction

      In the event a Holder shall elect to convert any Series B Preferred Stock, the Corporation shall not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of any Series B Preferred Stock shall have been sought and obtained. The Corporation shall have two (2) Business Days after the Corporation's receipt of a Conversion Notice pursuant to
Section 6.2(a) to notify the Holder in writing of its intent to seek an injunction from a court (the "Injunction Notice"). In the event the Holder shall not have received the Injunction Notice within such two Business Day period, the Corporation shall promptly honor such Conversion Notice in accordance with
Section 6.2(a). Immediately following the Holder's receipt of the Injunction Notice, the five (5) Business Day time period for conversion of the Series B Preferred Stock in Section 6.2(a) shall be extended until the earlier to occur of (i) the date on which a court of competent jurisdiction grants a final, non-appealable permanent injunction on the applicable conversion, (ii) the date on which a court of competent jurisdiction dismisses the Corporation's action seeking a temporary or permanent injunction on the applicable conversion and such dismissal is final and non-appealable, and (iii) the date which is four (4) weeks from the date the Holder received the Injunction Notice. The provisions of this Certificate of Designation, including, but not limited to, the provisions of this Section 6.7, shall not in any way affect the rights of the Holder under
Section 6.2(b).

                                    ARTICLE 7
                                  VOTING RIGHTS

      The Holders of the Series B Preferred Stock have no voting power, except as otherwise provided by the Business Corporation of Law of New York (the "BCL"), in this Article 7, and in Article 8 below.

      Notwithstanding the above, the Corporation shall provide each Holder of Series B Preferred Stock with prior notification of any meeting of the shareholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

      To the extent that under the BCL the vote of the Holders of the Series B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series B Preferred Stock (except as otherwise may be required under the BCL shall constitute the approval of such action by the class. To the extent that under the BCL, holders of the Series B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series B Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of all proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the BCL

                                    ARTICLE 8
                              PROTECTIVE PROVISIONS

      So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided in the DGCL) of the Holders of at least a 80% of the then outstanding shares of Series B Preferred Stock:

      (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock;

      (b) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series B Preferred Stock;

      (c) increase the authorized number of shares of Series B Preferred Stock;
or

      (d) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the Holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code of 1986, as hereafter from time to time amended).

      In the event Holders of least a majority of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series Preferred Stock, pursuant to subsection (a) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Designation as in effect prior to such alteration or change or to continue to hold their shares of Series B Preferred Stock.

      Notwithstanding anything to the contrary herein, if at any time the Corporation shall "spin-off" certain of its assets or businesses by transferring, directly or indirectly, such assets or businesses to a Subsidiary of the Corporation ("Spinco") and making a dividend (the "Spin-off

Dividend") to the Corporation's stockholders of the shares of capital stock of Spinco, then prior to making the Spin-off Dividend, the Corporation shall cause Spinco to issue to each Holder that number of shares of preferred stock of Spinco with substantially identical rights, preferences, privileges, powers, restrictions and other terms as the Series B Preferred Stock equal to the number of shares of Series B Preferred Shares held by such Holder immediately prior to the Spin-off Dividend.

                                    ARTICLE 9
                                  MISCELLANEOUS

      Section 9.1 Loss, Theft, Destruction of Preferred Stock

      Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 9.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

      Section 9.2 Who Deemed Absolute Owner

      The Corporation may deem the Person in whose name the Series B Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B Preferred Stock for the purpose of receiving payment of dividends on the Series B Preferred Stock, for the conversion of the Series B Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series B Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

      Section 9.3 Fundamental Corporate Change

      In the case of the occurrence of any Fundamental Corporate Change described in Section 5(b), the Corporation shall cause to be mailed to the Holder of the Series B Preferred Stock at its last address as it appears in the Corporation's security registry, at least 20 days prior to the applicable record, effective or expiration date specified in connection therewith (or, if such 20 days notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such corporate action, or if a record is not to be taken, the date as of which the Holders of record of Series B Preferred Stock to be entitled to any dividend, distribution, issuance or granting of rights, options or warrants are to be determined or the date on which such Fundamental Corporate Change is expected to become effective, and (y) the date as of which it is expected that Holders of record of Series B Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such Fundamental Corporate Change.

      Section 9.4 Register

      The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series B Preferred Stock. Upon any transfer of the Series B Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series B Preferred Stock.

      Section 9.5 Withholding

      To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B Preferred Stock.

      Section 9.6 Headings

      The headings of the Articles and Sections of this Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

      Section 9.7 Severability

      If any provision of this Certificate of Designation, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      Section 9.8 Specific Enforcement, Consent to Jurisdiction

      The Corporation and Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Certificate and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Each of the Corporation and Holder hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.


                            [SIGNATURE PAGE FOLLOWS.]

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officers on January 22, 2002.


                                            CHELL GROUP CORP.


                                            By:________________________________
                                            Name:
                                            Title:


                                            By:________________________________
                                            Name:
                                            Title:

                                                                         ANNEX I

                            FORM OF CONVERSION NOTICE

      TO: Chell Group Corporation

      The undersigned owner of this Series B 0% Convertible Preferred Stock (the "Series B Preferred Stock") issued by Chell Group Corporation (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series B Preferred Stock into shares of the common stock, par value $_____$.01 per share ("Common Stock"), of the Corporation in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series __B Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion and the recertificated Series B Preferred Stock, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation. So long as the Series B Preferred Stock shall have been surrendered for conversion hereby, the conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Series B Preferred Stock shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time: _______________________________


                                                      __________________________
                                                      Signature



Fill in for registration of Series B Preferred Stock:

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